UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09094

Leuthold Funds, Inc.
(Exact name of registrant as specified in charter)

33 S. Sixth Street, Suite 4600, Minneapolis, MN 55402
(Address of principal executive offices) (Zip code)

John Mueller
Leuthold Weeden Capital Management
33 S. Sixth Street, Suite 4600, Minneapolis, MN 55402
(Name and address of agent for service)

612-332-9141
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2011

Date of reporting period:  September 30, 2011

Item 1. Reports to Stockholders.

Annual Report
September 30, 2011

The Leuthold Funds

Leuthold Core Investment Fund
Leuthold Asset Allocation Fund
Leuthold Global Fund
Leuthold Select Industries Fund
Leuthold Global Industries Fund
Leuthold Global Clean Technology Fund
Leuthold Hedged Equity Fund
Grizzly Short Fund

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The Leuthold Funds
Table of Contents

Letter to Shareholders	1

Expense Examples	19

Allocation of Portfolio Holdings	24

Components of Portfolio Holdings	28

Investment Graphs	30

Statements of Assets and Liabilities	44

Statements of Operations	48

Statements of Changes in Net Assets	52

Financial Highlights	60

Schedule of Investments

Leuthold Core Investment Fund	74

Leuthold Asset Allocation Fund	83

Leuthold Global Fund	92

Leuthold Select Industries Fund	102

Leuthold Global Industries Fund	105

Leuthold Global Clean Technology Fund	109

Leuthold Hedged Equity Fund	112

Grizzly Short Fund	118

Notes to the Financial Statements	122

Report of Independent Registered Public Accounting Firm	135

Additional Information	136

Directors and Officers	138

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The Leuthold Funds

Dear Fellow Shareholders:

Leuthold Weeden was established in 1987 by Steve Leuthold, whose reputation for insightful research had been firmly established for decades. Steve’s proprietary calculations, contrarian views, and market insights are well followed and widely regarded throughout the industry. He has had a huge influence on those of us who work with him. It takes a special, forward-thinking mentality to share knowledge generously and cultivate talent. Steve built a team and culture that is broad and deep, ensuring the reputation and honor Leuthold Weeden was founded on will continue into the future.

Over the years Steve broadened responsibilities of portfolio management teams and solidified the fact that Leuthold Weeden isn’t a one-man show. His approach has been to foster genuine collaboration across disciplines and quantitative methodologies. Recently Steve turned over his Chief Investment Officer responsibilities to Leuthold veteran Doug Ramsey. But Steve is still very much part of the collaborative process here. As he likes to say, “Even after 50 years, investing remains both my vocation and my avocation.” As the bluegrass music drifts down the hallway from the boom box in his office, we are lucky that Steve is just not a retirement kind of guy.

Steve continues to be a very actively involved partner—contributing to asset allocation disciplines; writing commentary; acting in an Advisory role to the portfolio management team; continuing his role on the Funds’ Board of Directors; and managing some private accounts and his family foundation assets.

Steve’s longstanding reputation and process are the backbone of the Leuthold Funds. All of us at Leuthold continue to be steadfastly focused on managing the Funds with that same diligence and care.

The 2010-2011 fiscal year started out strong, with impressive market gains through December 2010 securing a big victory for the bulls, both domestically and globally. With double-digit performance gains across every size and style index, this served to change the tone of the market from conservative and overly pessimistic to more widespread optimism by early 2011. The global bull market turned two years old in March 2011, and despite a range of bad news between January and March, including higher oil prices, Middle East unrest, the catastrophes in Japan, and the European Sovereign debt crisis, the stock market did not break stride. Throughout this, both our domestic and global Major Trend Index analyses remained bullish, and we were anticipating the potential for additional global market gains as 2011 progressed.

The market remained strong through April, but as soft economic numbers hit the tape, a sell-off began in May and continued into June. Fears about the impact of the tsunami in Japan morphed into an economic slowdown at home, which was exacerbated by more European debt issues. Despite all the headwinds, our market analysis remained with a positive bias, and a powerful rally in the final four days of June erased moderate market losses suffered during May and the first half of June. With our market analysis still positive on balance, we viewed the May-June decline as an overdue bull market correction. We did not – at the time –suspect that the spring highs in the stock market would turn out to be the final highs of the cyclical bull market.

However, the market reversed back to a downtrend in July, and by early August, our Major Trend disciplines turned decisively negative. This change in outlook prompted a shift in our asset allocation portfolios to a defensive stance before the worst of the bear market hit. Despite this timely defensive move, our remaining long equity holdings performed considerably worse than the benchmark indexes. Had our equities merely been able to match their respective market benchmarks, our tactical asset allocation Funds’ downside protection during those months would have been excellent.

The Leuthold Funds - 2011 Annual Report	1

Why did our equities suffer such a disproportionate decline? From a technical perspective, market strength in 2011 had been fairly uniform across key sub-sectors, and we would normally expect internal market performance to become more disparate, or “fractured” before stocks made their final bull market highs. These dynamics did not materialize leading up to the conclusion of this bull market. The lack of these more customary “warning” signals resulted in most of our Funds’ long stock exposure being ill-positioned to navigate the volatile market decline commencing in August. The decline caught us with stock exposure heavily weighted toward cyclicals, materials, and energy; which are not traditionally defensive areas to seek shelter during a market decline.

The last three months of the fiscal year saw a cascade of global risk events that brought down all markets around the world. The worsening sovereign credit crisis in Europe, loss of confidence due to the U.S. debt ceiling debate, S&P downgrade of U.S. Treasuries, and the fear of a global recession, all contributed to a global risk-off trade. As a result, both volatility and cross-asset correlation shot up and economically sensitive industries and higher beta small/mid cap stocks were hit much harder.

For the fiscal year ended September 30, 2011, all eight of the Leuthold Funds had negative results, with six underperforming relative to their benchmarks, and two outperforming on a relative basis. The net losses in our Funds over the last twelve months are almost entirely the result of the market collapse during the last three months of the fiscal year, which saw a -13.87% loss in the S&P 500, and the DJIA decline of -11.49%. Broader market indexes and global markets experienced even steeper losses, as illustrated by the Russell 2000 decline of -21.87%, and the MSCI ACWI (All Country World Index) -17.33% loss.

Looking ahead, we believe the major market risk for the remainder of 2011 is the refocus on the U.S. deficit dilemma and our political system that may once again demonstrate it is incapable of taking meaningful action. If some meaningful deficit reductions are implemented, the U.S. stock market could run to new highs or better by year-end. We are less worried over the potential for accelerating U.S. inflation than we were six months ago, thanks to recent declines in commodity prices which have been as large, or even larger than, the fall in stock prices. The immediate danger of the Eurozone crisis now seems to be behind us and the fear of a new recession in late 2011-early 2012 is no longer a primary psychological stock market negative. The consensus currently believes the economic expansion, although modest, will continue and more economists are saying 2012 might be a better year than 2011, with unemployment even coming down a few notches.

Regardless of the consensus, the economists, and even our own expectations and predictions, it is our disciplines that drive our investment strategies. With countless forces affecting market action both in the short term and over the long term, we think it is most prudent to remain flexible and make adjustments along the way. The last three months of the fiscal year was a particularly challenging period for most of our strategies, but this is a very short time to measure, and we remain confident in the processes involved. Within each of our strategies we attempt to be poised to add value and find opportunities in all market conditions, and doing so requires a level of portfolio dexterity that is atypical in most mutual fund organizations. We believe this autonomy affords us the opportunity to produce market-beating returns over the long term.

2	The Leuthold Funds - 2011 Annual Report

FUND OVERVIEWS

Leuthold Core Investment Fund (re-opened to all investors on May 16, 2011)
This Fund began trading on November 20, 1995. The strategy is flexible and value-oriented. The Leuthold Core Investment Fund adjusts asset class exposure based on underlying market dynamics and trends in order to attempt to avoid undue risk and take advantage of areas that appear poised to outperform. Assets are actively allocated between stocks, bonds, money market instruments, foreign securities, and other alternative investments. The Fund may also hedge equity exposure and fixed income exposure through short-selling strategies when our disciplines indicate potential market vulnerabilities. While at times individual portfolio allocations may appear unconventional, they are intended to assemble as complementing positions in an effort to carry out the Fund’s guiding principle: capital appreciation over the long-term, attained through relatively risk averse, prudent investment selection.

●	Leuthold Core Investment Fund uses the Leuthold Select Industries strategy as the primary vehicle for its U.S.-traded stock exposure.

●
Investment Guidelines: 30%-70% equity exposure and 30%-70% fixed income exposure. Under extreme market conditions, there may be a departure from these guidelines. Equity exposure is determined by our Major Trend Index which was designed to attempt to identify major (longer-term) market trends. This proprietary Leuthold index has been formally calculated on a weekly basis for 40+ years, and is currently composed of over 190 individual factors.

Leuthold Asset Allocation Fund
This Fund began trading on May 24, 2006, as the successor to the then-closed Leuthold Core Investment Fund. The strategy and objective of this Fund are identical to those of the Leuthold Core Investment Fund in terms of guiding disciplines, flexibility, asset class exposure, and risk aversion.  The difference between the two portfolios is in the stock selection approach employed for the primary U.S.-traded stock exposure.

●
Leuthold Asset Allocation Fund currently uses a multi-strategy approach for its U.S.-traded stock exposure. This multi-strategy approach employs a combination of the Leuthold Select Equities and Leuthold Undervalued & Unloved methodologies.

Leuthold Global Fund
This asset allocation strategy was introduced on April 30, 2008, and can be considered the “global” equivalent of the Leuthold Core Investment Fund. The strategy and objective of this Fund are analogous to that of the Leuthold Core Investment Fund in terms of guiding disciplines, flexibility, asset class exposure, and risk aversion. The Leuthold Global Fund invests in U.S. and foreign-traded stocks, bonds, money market instruments, and alternative investments. When market conditions are deemed unfavorable, the Fund may also sell short certain securities in order to hedge exposure to a particular asset class. The key distinction is that the Leuthold Global Fund intends to invest at least 40% of assets in foreign-traded securities, including stocks, bonds, and other asset classes.

The Leuthold Funds - 2011 Annual Report	3

●	Leuthold Global Fund uses the Leuthold Global Industries strategy as the primary vehicle for its stock exposure.

●
Investment Guidelines: 30%-70% equity exposure and 30%-70% fixed income exposure. Under extreme market conditions, there may be a departure from these guidelines. Equity exposure is determined by our Global Major Trend Index which was designed to attempt to identify major (longer-term) market trends on a global basis. This proprietary Leuthold index is composed of around 100 individual factors.

Leuthold Select Industries Fund (re-opened to all investors on May 16, 2011)
This Fund began trading on June 19, 2000, and unlike our asset allocation strategies, it is mandated to remain 100% invested in stocks at all times. This attribute results in the potential for considerably higher volatility, higher risk, and the probability that investors will lose money when the stock market declines. The Leuthold Select Industries Fund strategy is a top-down approach, based on industry group selection and rotation, and sector concentrations. Driven by a quantitative evaluation of around 120 equity-industry groups, it attempts to detect collective strength and emerging leadership potential, while exposing areas that appear vulnerable and should be avoided.

●	The elements of industry group rotation and sector concentrations result in this Fund’s potential for higher volatility; it is potentially more risky while offering potentially more reward.

Leuthold Global Industries Fund
This Fund became available on May 17, 2010. The Leuthold Global Industries Fund invests in common stocks and other equity securities from around the world, based on a disciplined, unemotional, and quantitative approach to concentrated equity group investments. The strategy employs an industry group selection/rotation approach based on the methodology of our Leuthold Select Industries strategy; however, under normal conditions at least 40% of the Leuthold Global Industries Fund’s assets will be invested in securities from non-U.S. markets.

●
As with the Leuthold Select Industries Fund, the elements of industry group rotation and sector concentrations result in the potential for higher volatility in the Leuthold Global Industries Fund; it is potentially more risky while offering potentially more reward.

Leuthold Global Clean Technology Fund
This Fund became available on July 22, 2009, and unlike our other equity strategies, this Fund employs fundamental stock-selection. The Fund allocates its investments globally, in companies that endeavor to reduce humans’ impact on the environment through energy efficient and “clean” technologies, innovations, and solutions. A confluence of factors will help increase the demand for products from firms focused on technologies that clean, preserve, and/or maximize the earth’s resources, making these firms excellent long-term investments. In brief, noteworthy dynamics include: political influence, higher fossil fuel prices, growing world population, changing energy source preferences, commodity price volatility, and significant and growing markets.

4	The Leuthold Funds - 2011 Annual Report

The Fund invests primarily across four clean technology sectors: Alternative Energy, Resource Conservation, Clean Water, and Clean Environment. The universe of stocks maintained for security selection is further organized among over 30 different “sub-industries”. This helps identify specific clean technology industries showing signs of unusual strength or weakness, and may be used as a basis for establishing overweight and underweight industry exposures in the Fund’s portfolio.

●
The nature of this strategy combined with the inherently smaller capitalization of the eligible stock universe results in a high level of volatility in performance. Investors should have a very long term outlook when employing this Fund.

Leuthold Hedged Equity Fund
This Fund began trading on July 22, 2009, and employs a combination of our short-selling strategy and our domestic industry-group selection/rotation approach of the Leuthold Select Industries strategy. The Leuthold Hedged Equity Fund pursues its investment objective by establishing long and short positions in common stocks. This is an unleveraged Fund which seeks to maintain approximately equal weightings of gross long exposure and gross short exposure, but its objective is to produce absolute returns.

Grizzly Short Fund
Introduced on June 19, 2000, this unleveraged, actively managed Fund is 100% short individual stocks. (Short-selling strategies are aimed at profiting when stock prices decline.) Policy mandates the Grizzly Short Fund target 100% exposure in stocks sold short at all times, even when the stock market is in a rising trend, and regardless of whether our firm is bullish toward stocks.

●
The Grizzly Short Fund typically maintains approximately equal-weighted short positions in around 60-90 individual stocks, initially selected by a multi-factor quantitative discipline. Each position is monitored daily and subject to a set of short covering disciplines.

●	Shareholders should anticipate they will most likely lose money investing in this Fund when stock prices are in a rising trend.

The Grizzly Short Fund is a tool for sophisticated users. Traders, experienced investors, and speculators who anticipate the market may decline will employ the Grizzly Short Fund to tactically regulate stock market risk. It is also used in varying degrees with other multi-faceted portfolio strategies.  This is not a Fund for buy and hold investors.

The Leuthold Funds - 2011 Annual Report	5

ANNUAL PERFORMANCE REVIEW

Leuthold Core Investment Fund (re-opened to all investors on May 16, 2011)
This is our firm’s flagship asset allocation strategy, with $1.01 billion of assets under management. For the fiscal year ended September 30, 2011, the Leuthold Core Investment Fund (retail share class) posted a total return loss of -2.61%, underperforming the S&P 500’s total return gain of +1.14% over the same time frame.

From the beginning of the fiscal year, October 1, 2010, through late July 2011, the Fund maintained a bullish stance with an average 62% net allocation to stocks. In early August 2011, our market analysis turned decisively negative and equity exposure was thus significantly reduced, initially targeting 45%, with further reductions taking net exposure down to 31% by the end of September. This was accomplished through a combination of reducing U.S. stock positions, lowering Emerging Market equity exposure, and initiating an equity hedge. This lowered exposure was well-timed, as the S&P 500 lost -12.08% total return from August 1 through September 30, while our equity hedge produced a strong +17.30% total return gain. However, more than offsetting this gain was the Core Fund’s U.S.-traded stock exposure, which produced a -19.51% total return loss during those two months. Hence, despite the Fund’s timely move to a defensive stance in early August, the success of the equity hedge was obscured by the outsized losses in the Fund’s U.S.-traded stocks. One of our Fund’s objectives is to outperform the S&P 500 with our long stock exposure, therefore when our stocks underperform when we are in a defensive mode, it is especially disappointing as it reduces the net effectiveness of the equity hedge.

For full details regarding the allocations affecting the Leuthold Core Investment Fund’s U.S.-traded long stock exposure, please refer to the performance discussion of the Leuthold Select Industries Fund on subsequent pages.

The Leuthold Core Investment Fund’s Emerging Market Equities exposure maintained an overweight position most of the year, at 14.5% on average. In contrast with last year, this allocation was a large performance drag, turning in a loss of over -19.5%. The majority of this loss was experienced in August and September; hence the effect on overall performance was not nearly as damaging as it might have been, because we had significantly reduced exposure in early August as part of our shift to become more defensive. As of the end of September, the Emerging Market Equities exposure is 8%, much closer to our long-term average position of about 5%. Worth mentioning is the gradual phasing-out, during the last twelve months, of our exposure attained via Emerging Market ETFs and open-end funds. Global markets continue to develop, becoming more accessible.  In addition, we have built out our global trading capabilities allowing us to establish direct exposure to Emerging Markets; hence our holdings are now composed of individual stocks. We believe this offers an excellent opportunity to better identify and target specific market segments. Currently, due to strong conviction about the long term consumer-driven story, we have been overweighting consumer related sectors in Emerging Markets. At present, the majority of this exposure is through Chinese companies, but there is also exposure to South Korea, Thailand, Indonesia, Taiwan, Singapore, Hong Kong, Malaysia, and the Philippines.

Our Fund’s normal guideline minimum for Fixed Income is 30% of assets. However, as we’ve noted for a number of years, we see very few opportunities in the fixed income market so we’ve continued to maintain a much lower-than-normal minimum exposure. Including a Fixed Income Hedge employed for eight months during the fiscal year ended September 30, 2011, we had an average of just 5.75% of net fixed income exposure.

6	The Leuthold Funds - 2011 Annual Report

The constant fixed income holdings for the last twelve months were Brazilian Bonds and Quality Corporate Bonds. High Yield Floating Rate Bonds were introduced in January, followed by Emerging Market Bonds in April, and Australian Bonds in July. Of these, only the Quality Corporate Bonds (3% average holding) and Australian Bonds (1% holding) produced net gains, +3% and +6% total returns, respectively. Prior to 2011, our Brazilian Bond holding had a multi-year run of returns near +30%, but the opportunity has run its course. Results over the last twelve months were a muted mix of gains and losses, and in September the holding lost over -21%. This was a 4% portfolio allocation and ended the year with a total return loss of nearly -6%. High Yield Floating Rate Bonds (2% holding) lost about -1% total return, and the Emerging Market Bonds (1% holding) were down -7% total return for the fiscal year ended September 30, 2011. The Fixed Income Hedge was also a portfolio negative, with a total return loss of nearly -4%.

Originally purchased in early 2009, we maintained the allocation to a diversified portfolio of REITs until early August 2011, when it was sold to fund the equity hedge. This position posted a -4% total return loss for the 11 months held during the fiscal year.

Alternatives: On average, we held a 5% combined allocation to physical Gold and Silver during the last twelve months. This position, which was initiated in April 2009, was established due to our concern regarding the potential risk of very dangerous long-term inflation as physical gold and silver offer some defense. While it is just a small allocation, it has been the portfolio standout. On the heels of a +31% gain in the 2009-2010 fiscal year, this physical metals allocation produced a total return gain of over +35% for the fiscal year ended September 30, 2011.

In summary, there were occurrences when our long stock exposure via the Select Industries strategy did not perform in a complementary manner, and this was the key portfolio component which detracted from performance. While we are always disappointed to report negative results, the differential between the Core Fund’s fiscal year total return loss of -2.61%, versus the S&P 500’s modest total return gain of +1.14%, is a relatively low hurdle to attempt to make up for in the new fiscal year. Overall, we believe the past year underscores the power of our asset allocation strategy’s flexibility to adjust exposure to risk. In particular, the latitude to be able to initiate relevant portfolio defense via the equity hedge from August through September was tremendously additive and demonstrates the effectiveness of our asset allocation strategy’s underlying principle: attempting to minimize risk in declining – or uncertain - market environments.

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The longer-term results of the Fund make it evident the strategy goals are being achieved. For the 10-year time frame ended September 30, 2011, the Leuthold Core Investment Fund has a cumulative total return gain of +110.26% (+7.71% annualized), compared to the S&P 500’s +32.00% cumulative total return gain (+2.82% annualized).

●
We will adhere to the disciplined market analysis that has driven our long-term performance. As market conditions change, you can expect the Fund to adapt exposures attempting to take part in gains of rising markets and/or take measures to minimize risk when our disciplines indicate conditions warrant a defensive position.

The Leuthold Funds - 2011 Annual Report	7

Leuthold Asset Allocation Fund
This Fund has assets under management of $993 million. For the fiscal year ended September 30, 2011, the Leuthold Asset Allocation Fund (retail share class) generated a total return loss of -1.34%, underperforming the S&P 500’s total return gain of +1.14% over the same time frame.

From the beginning of the fiscal year, October 1, 2010, through late July 2011, the Fund maintained a bullish stance with an average 62% net allocation to stocks. In early August 2011, our market analysis turned decisively negative and equity exposure was thus significantly reduced, initially targeting 45%, with further reductions taking net exposure down to 31% by the end of September. This was accomplished through a combination of reducing U.S. stock positions, lowering Emerging Market equity exposure, and initiating an equity hedge. This lowered exposure was well-timed, as the S&P 500 lost -12.08% total return from August 1 through September 30, while our equity hedge produced a strong +17.30% total return gain. Almost counterbalancing this gain was the Asset Allocation Fund’s U.S.-traded long stock exposure, which produced a -14.76% total return loss during those two months, losing more than the S&P 500. Hence, despite the Fund’s timely move to a defensive stance in early August, the success of the equity hedge was obscured by the outsized losses in the Fund’s long stock exposure. One of our Fund’s objectives is to outperform the S&P 500 with our long stock exposure; therefore, when our stocks underperform when we are in a defensive mode, it is especially disappointing as it reduces the net effectiveness of the equity hedge.

For its U.S.-traded equity exposure, this Fund has used a multi-strategy approach. Since inception, this multi-strategy approach has employed a combination of the Leuthold Select Equities and Leuthold Undervalued & Unloved strategies. Both are bottom-up, quantitative methodologies and each generally contributes a different type of stock market exposure. Individually these two strategies are quite different, but when used in tandem, they allow us to construct an equity portfolio with overall characteristics suitable for an asset allocation approach, and afford us the flexibility to adjust the mix to align with our market outlook. For the fiscal year ended September 30, 2011, the combined allocation to the Leuthold Select Equities strategy and the Leuthold Undervalued & Unloved strategy contributed a total return loss of -3.35%.

This U.S.-traded equity exposure via Select Equities/Undervalued & Unloved underperformed the S&P 500 during six of the last twelve months, and matched or slightly outperformed in the other six months. While there was no extreme divergence in any particular month, the months of underperformance overwhelmed the results, as the majority of those months lagged in the range of 1% to over 2%, whereas the months of outperformance typically added less than one-half percent more than the S&P 500’s gain.

For the fiscal year ended September 30, 2011, there were only three broad sectors that contributed overall net gains in this combined Select Equities/Undervalued & Unloved stock allocation: Consumer Discretionary, Telecommunication Services, and Utilities. The Consumer Discretionary sector had the biggest contribution to return, which included additive investments in a broad range of groups including: Apparel Retail, Footwear, Apparel Accessories/Luxury Goods, Home Furnishings, and Auto Parts/Equipment. The Telecommunication Services sector had positive results from the Integrated Telecom and Wireless Telecom Services groups. The best Utilities sector results were primarily attributed to investments in Electric Utilities stocks. Other significant positive group contributors came from a range of other sectors: Integrated Oil & Gas (Energy sector); Tobacco (Consumer Staples sector); and Electronic Components and Electronic Manufacturing Services (Information Technology Sector).

8	The Leuthold Funds - 2011 Annual Report

Sector investments which detracted the most from performance were Materials, Industrials, Information Technology, and Financials. Within the Materials sector, the worst group investments included Diversified Metals & Mining, Aluminum, and Steel. The Industrials sector group detracting the most was Industrial Machinery. Performance detractors from the Information Technology sector included Technology Distributors, Semiconductor Equipment, and Semiconductors. Financials groups which were the most negative contributors included Regional Banks and Diversified Financial Services. There were a handful of other group investments from miscellaneous sectors that also were performance detractors: Pharmaceuticals (Health Care sector); and Oil & Gas Drilling and Oil & Gas Refining (Energy sector).

Exposure to foreign stocks within the Select Equities/Undervalued & Unloved mix has remained steady over the course of the year. There was an average 16% exposure to foreign stocks, with just under 2% of that coming from Emerging Market equities.

Aside from the U.S.-traded Select Equities/Undervalued & Unloved stock selection strategy, the Leuthold Asset Allocation Fund otherwise follows the very same investment mandates, asset mix shifts, and asset class investment vehicles as the Leuthold Core Investment Fund. To minimize repetition, for the performance review of all the other asset classes held by this Fund during the last 12 months: Emerging Market Equities, Fixed Income, REITs, and Alternatives (Gold and Silver), please refer to the preceding discussion of the Leuthold Core Investment Fund performance details.

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The Leuthold Asset Allocation Fund now has a five year record which we believe reflects favorably that the objective is being achieved, especially considering the gamut of events that occurred during this time: bull and bear markets, financial/liquidity crises, bailouts, housing bust, recession, recovery, and multiple “QE” endeavors. For the five year time frame ended September 30, 2011, the Leuthold Asset Allocation Fund has a cumulative total return gain of +8.84% (+1.71% annualized), compared to the S&P 500’s -5.76% cumulative total return loss (-1.18% annualized).

●
We will adhere to the disciplined market analysis that has driven our long-term performance. As market conditions change, you can expect the Fund to adapt exposures attempting to take part in gains of rising markets and/or take measures to minimize risk when our disciplines indicate conditions warrant a defensive position.

Leuthold Global Fund
This Fund has assets under management of $445 million. It offers investors a global alternative to our domestically focused tactical asset allocation strategies of the Leuthold Core Investment Fund and the Leuthold Asset Allocation Fund. For the fiscal year ended September 30, 2011, the Leuthold Global Fund (retail share class) produced a total return loss of -1.33%, outperforming the -5.54% total return loss in the MSCI  ACWI (All Country World Index) and the -2.60% total return loss of the Lipper Global Flexible Portfolio Funds Index.

From the beginning of the fiscal year, October 1, 2010, through late July 2011, the Fund maintained a bullish stance with an average 62% net allocation to stocks. In early August 2011, as with our domestic market analysis, our global market analysis turned decisively negative and equity exposure was thus significantly reduced, initially targeting 50%, with further reductions taking net exposure down to 32% by the end of September. This was accomplished through a combination of reducing global stock positions and employing an equity hedge. This lowered exposure was well-timed, with the MSCI ACWI

The Leuthold Funds - 2011 Annual Report	9

losing -15.99% total return from August 1 through September 30, while our global equity hedge position produced a +15.77% total return gain. However, similar to the experience of our domestic asset allocation Funds, the Leuthold Global Fund’s long stock exposure performed poorly. This global stock exposure produced a -21.68% total return loss during those two months, more than offsetting the shelter provided by the gain of the equity hedge. Hence, despite the Fund’s timely move to a defensive stance in early August, the success of the equity hedge was obscured by the outsized losses in the Fund’s long stock exposure. One of the Fund’s objectives is to outperform the MSCI ACWI with our long stock exposure; therefore, when our stocks underperform when we are defensively positioned, it is especially disappointing as it reduces the net effectiveness of the equity hedge.

For full details regarding the allocations affecting the Leuthold Global Fund’s long stock exposure, please refer to the performance discussion of the Leuthold Global Industries Fund on subsequent pages.

The Leuthold Global Fund normally has a guideline minimum level of 30% invested in Fixed Income; however, as with last year the Fund remained far below the normal minimum for the entire fiscal year, with an average allocation of just 10%. As we noted in our commentary for the Leuthold Core/Asset Allocation Funds, there is very little that is attractive to us on a risk/reward basis in the fixed income markets, be it domestic fixed income or foreign fixed income.

We began the fiscal year with allocations to Global Government Bonds (average 3% of assets),  Global High Yield Bonds (average 3% of assets), Global Corporate Bond Funds (average 3% of assets), Treasury Inflation Protected Securities (average 2% of assets), and a package of foreign Convertible Bonds (average 1% of assets). In June, a new 1% holding was established in U.S. Municipal Bonds. With the exception of Global Government Bonds, each of these fixed income subsets contributed solid positive performance during the year, with results ranging from +2.5% to +6% total return. Global Government Bonds had relatively flat results, +0.42% total return for the twelve months ended September 30, 2011. As a means to offset the risk of rising interest rates, the Fund also employed a Fixed Income Hedge – shorting U.S. Treasury Bonds - on and off during the fiscal year. The hedge was employed from October 2010 – January 2011, and produced positive net results. It was not successful the second time around, turning in losses after being re-deployed in late May and held through fiscal year-end. The allocation ranged from 1.5% to 3% of assets, and the result of the combined holding periods was a net total return loss, of about -3.8% for the fiscal year ended September 30, 2011.

The Leuthold Global Fund had an allocation to REITs, specifically targeting exposure to mortgage REITs and global real estate. This 4% allocation contributed a strong total return gain of +15.50% for the holding period between October 1, 2010, and early August 2011. The position was eliminated in early August as our outlook became defensive, and the proceeds were used to increase the equity hedge.

Alternatives: This physical Gold and Silver holding was initiated in 2009, and over the last twelve months, on average, we maintained a 5% combined allocation. With the U.S. and other foreign governments pumping money into the global economy, we made this allocation due to our concerns about the long-term inflation implications related to the excess liquidity. While it is just a small allocation, it has been the portfolio standout. On the heels of a +32% gain in the 2009-2010 fiscal year, this physical metals allocation produced a total return gain of nearly +35% for the fiscal year ended September 30, 2011.

10	The Leuthold Funds - 2011 Annual Report

Leuthold Select Industries Fund (re-opened to all investors May 16, 2011)
This all-equity Fund, with total assets under management of $16 million, had a very disappointing total return loss of -8.60% for the fiscal year ended September 30, 2011, compared to a +1.14% total return gain for the S&P 500.

This year’s substantial underperformance is primarily attributable to the last three months of the fiscal year ended September 30, 2011. During this three month period, the Leuthold Select Industries Fund had a total return loss of -23.51%, versus the S&P 500 total return loss of -13.87%. The third quarter of 2011 saw a cascade of global risk events, and as the market veered sharply south, this Select Industries equity portfolio was ill-positioned to absorb the impact, with large concentrations in Energy, Consumer Discretionary, and Materials stocks – not areas associated with a defensive stance. Additionally, our quantitative equity strategy does best in periods when there is a strong distinction between winners and losers among equity groups and themes. The changes in the market took place so rapidly that the 2011 bear market offered virtually no place to hide.

There were quite a few changes in the portfolio sector exposure as the year progressed, which is another indication of a trendless market and lack of leadership. Again, this is an environment where the group selection strategy does not thrive. The 2010-2011 fiscal year began with the heaviest exposure to Health Care and Information Technology. The third heaviest sector weight traded off between Consumer Discretionary and Consumer Staples until April, when Consumer Staples faded and Energy and Materials exposure was boosted. The Financials sector exposure was also being boosted as Information Technology was being significantly reduced by late July. Health Care maintained one of the top two heaviest weights during the entire twelve month period, and ended the year at a sizeable 46% of assets, followed by Materials, Energy, Consumer Discretionary, and Financials. As of September 30, 2011, there was little to no exposure in Information Technology, Consumer Staples, Industrials, Telecommunications and Utilities.

The best performance from the sector level was provided by the heavy Information Technology exposure held between October 2010 and April 2011. This was followed by outperformance from our Health Care sector stocks, and to a lesser degree, Consumer Staples and Industrials sector exposure. The largest losses by far came from the Fund’s Materials sector exposure, which wasn’t even a significant portfolio weight until July. The Financials and Energy sectors also contributed large portfolio losses.

From an industry group perspective, for the full fiscal year, the Leuthold Select Industries Fund’s most beneficial exposure came from group investments in Semiconductors and Electronic Components (Information Technology sector); Managed Health Care and Pharmaceuticals (Health Care sector); and Hypermarkets & Super Centers (Consumer Staples sector).

The least productive industry group investments in the Fund for the year ended September 30, 2011, were from those allocations which were the biggest detractors (as noted above) from a sector level: Oil & Gas Drilling (Energy sector); Steel, Aluminum, and Fertilizers & Ag Chemicals (Materials sector); and Diversified Financial Services and Diversified Capital Markets (Financials sector).

Exposure to foreign stocks in the Leuthold Select Industries Fund is now at 17%, versus an average of 25% last fiscal year. Within this foreign exposure, Developed Market stock exposure remained relatively consistent at around a 15% allocation while there has been a migration away from Emerging Market stocks, now at 3% exposure versus 10% in October 2010.

The Leuthold Funds - 2011 Annual Report	11

With the exception of the Health Care sector holdings in Managed Health Care and Pharmaceuticals, current portfolio group holdings bear little resemblance to the holdings a year ago. This is unusual as the strategy intends to uncover longer-term industry group trends. (It is more typical for the portfolio to have at least one-half of its positions being held a year or longer at any given time.)

In summary, the rapidly changing conditions beginning in the third quarter of 2011 put us at a great disadvantage considering our lack of defensive allocations. Since the market lows of 2009, there has been an extremely high level of performance correlation with no regard for size or quality of stocks, making it additionally difficult to navigate and gain traction with this strategy. We expect to see a reversion of the currently high cross-asset correlations to a lower level, which should benefit the process employed in this Fund’s industry group approach. While this strategy is not ideal for all market conditions, we believe over the longer term it is more typical than not for the market to be driven by macro-theme dynamics, allowing this Fund to uncover more persistent areas of strength. Our longer term results illustrate how the Leuthold Select Industries Fund was designed to take advantage of those trends.

●
Since inception on June 19, 2000, through September 30, 2011, the Leuthold Select Industries Fund has produced a +52.76% cumulative total return gain (+3.83% annualized) versus a -6.05% cumulative total return loss for the S&P 500 (-0.55% annualized).

Leuthold Global Industries Fund
This all-equity Fund, with total assets under management of $20 million, had a disappointing total return loss of -10.23% (retail share class) for the fiscal year ended September 30, 2011, compared to the -5.54% total return loss of the MSCI  ACWI (All Country World Index).

This is a relatively new Fund, launched on May 17, 2010; however, this Fund’s strategy is an extension of our domestic industry group selection/rotation approach which was established in the late 1990s and known as our Select Industries strategy. This global version of our disciplined, unemotional and quantitative approach employs many of the same factors as our domestic group selection strategy; it attempts to uncover those industry groups that appear most attractive at the global level.  This Fund will normally invest at least 40% of its assets in equity securities from international markets.

Within the Leuthold Global Industries Fund, foreign-traded stocks composed 66% and U.S.-traded stocks composed 34%, on average, during the 2010-2011 fiscal year ended September 30, 2011. Of the foreign-traded securities, typically 77% has been invested in Developed Markets over the last twelve months, versus 23% Emerging Market stock exposure. In general, the largest foreign market country concentrations that were consistent throughout the year were spread among Japan, Germany, South Korea, Hong Kong, and Taiwan. Sweden and France also each had a relatively steady presence as heavier weighted allocations. From a performance stance, the most positive contributors at the country level came from investments in Mexico, South Korea, Taiwan, and the Philippines. The biggest detractors from performance at the country level included investments in the U.S., Hong Kong, Sweden, Germany, and Japan.

12	The Leuthold Funds - 2011 Annual Report

While the country exposures may be of interest, equity exposure is dictated by the industry groups (not countries) that appear most attractive according to our quantitative disciplines. The Leuthold Global Industries Fund employs a top-down industry group approach for its equity selection. We believe that industry group leadership on a global basis will generate superior returns over the more traditional approach of “country” or “regional” concentrations, as the global economy has become increasingly interdependent.

As with our domestic Leuthold Select Industries Fund, the Leuthold Global Industries Fund’s underperformance is primarily attributable to the last three months of the fiscal year ended September 30, 2011. During this three month period, the Leuthold Global Industries Fund had a total return loss of -23.34%, versus the MSCI  ACWI  total return loss of -17.33%. Our Leuthold Global Industries Fund had too many cyclical, non-dollar, emerging bets on the table and as correlations surged to all-time highs, those positions were severely punished. This Global Industries equity portfolio was positioned with its largest concentrations in Materials, Consumer Discretionary and Industrials stocks – very unfavorable areas during a market plunge. Additionally, our quantitative equity strategy does best in periods when there is a strong distinction between winners and losers among equity groups and themes. The changes in the market took place so rapidly that the 2011 bear market offered virtually no place to hide, neither domestically nor globally.

During the fiscal year ended September 30, 2011, the areas of strength among our global equity exposure primarily came from the broad sectors of Financials, Telecommunication Services, and to a much lesser degree, Utilities. At the global industry group level, these sectors were represented by Consumer Finance (Financials sector); Developed Wireless Telecom Services (Telecommunication Services sector); and Water Utilities (Utilities sector).

There was much more impact on portfolio results from the sectors contributing overall negative results. The largest negative contributors were: Information Technology, Materials, Energy, Industrials, and Consumer Discretionary. The specific industry group investments that produced the biggest losses included: Industrial Machinery and Airlines (Industrials sector); Semiconductor Equipment (Information Technology sector); Auto Components and Automobiles (Consumer Discretionary sector); Integrated Oil & Gas (Energy sector); and Fertilizers/Agricultural Chemicals and Diversified Chemicals/Industrial Gases (Materials sector).

As markets topped-out in late April/early May, the warning flags that typically wave as market tops are formed were simply not present. These flags have historically offered enough lead time for our disciplines to incorporate the trend change, allowing for some advance portfolio repositioning to a more defensive slant, as market tops are normally a “process”, not an “event.” We felt that our valuation bias would help us in such an environment, but this proved false over this limited window. This approach to global industry investing is not managed for the short term, however, and it was introduced during an unprecedented period of high correlation, which has persisted through this year. Looking ahead, our Leuthold Global Industries Fund contains companies with cheaper valuations and better growth prospects than the market as a whole, and we believe the disciplines will prevail over time.

The Leuthold Funds - 2011 Annual Report	13

Leuthold Global Clean Technology Fund
The Leuthold Global Clean Technology Fund has $16 million in assets under management. For the fiscal year ended September 30, 2011, the Fund (retail share class) had a -25.63% total return loss, versus a total return loss of -39.66% in the Ardour Composite Global Alternative Energy Index, and a total return loss of -5.54% in the MSCI ACWI (All Country World Index).

The Fund began the year with strong results, as a significant portfolio overweight to the Resource Conservation sector and a large overweight to the Alternative Energy sector drove the Fund’s performance, turning in a +24.37% total return for the first six months through March 31, 2011. In particular, during this time frame, investments in solar, water, and emission-control companies were especially productive. The extension of tax credits and cash grants in the U.S. for renewable energy projects and cleaner fossil fuels additionally benefited a number of portfolio positions, boosting our returns considerably.

The Fund’s overall performance for the fiscal year ended September 30, 2011, was the result of a six month string of losses from April through September, where this Fund experienced a big -40.20% total return loss. During that time the Fund was heavily overweight in stocks from the Clean Environment sector, and moderately overweight in Alternative Energy and Resource Conservation. Significant contributors to this performance were losses related to investment in a wind turbine stock and our exposure to solar stocks, which took a big hit following Germany’s and Italy’s reductions in incentives for new solar installations. Positions in economically sensitive stocks, such as filtration and emissions control companies, were particularly poor performers as investors’ fears of a double-dip recession were inflamed by the downward revision of domestic economic data. Furthermore, investments in equipment manufacturers to the renewable sector underperformed, dragging the Fund’s results lower.

During the last three months of the fiscal year ended September 30, 2011, the Leuthold Global Clean Technology Fund was also generally affected by the decline in the overall stock market, and in particular, investors’ risk-aversion to smaller capitalization securities.

There were two major changes in the Fund’s sector exposure during the fiscal year. Exposure to the Clean Environment sector increased from 10% in October 2010 to 33% of portfolio assets at the end of September 2011. The Alternative Energy sector experienced the reverse action, with 50% exposure in October 2010 being reduced down to 30% as of September 30, 2011. The other three sectors experienced moderate to negligible change in portfolio exposure, with the Resource Conservation sector exposure being lowered to 14% during the year, down from 20%; Clean Water sector exposure was reduced from 12% in October 2010 to 10% by September 2011; and the Diversified sector, which will normally have very minimal exposure, ended the year with 3% of assets, down from 10% in October 2010.

The largest non-U.S. exposures during the year within the Fund were: China, Canada, Germany, Spain, Brazil, Taiwan, Japan, Switzerland, and France. Other, smaller concentrations among foreign countries were: Singapore, Denmark, Austria, Belgium, and Hong Kong. The U.S.-traded stock exposure during fiscal year 2010-2011 was 47% on average, with foreign country investments averaging about 53% of portfolio assets. (The Fund intends to invest at least 40% of assets in foreign-traded securities.)

While the Fund experienced a large loss for the 2010-2011 fiscal year (-25.63% total return), when weighed against the Ardour Composite Global Alternative Energy Index (-39.66% total return), which is the most comparable benchmark, our results are

14	The Leuthold Funds - 2011 Annual Report

clearly superior, with over a 1400 basis point advantage. We appreciate that investors don’t take pleasure in realizing this level of losses; however, this theme is very long term oriented. We manage the Fund for long-term total return as the sector is likely to benefit from a multi-decade, cyclical upswing in demand for goods and services. As this past year’s experience demonstrates, results will be very volatile due to the inherent nature of the strategy and small capitalization of stocks in this fledgling industry.

Our approach is to identify and invest in best-in-class, profitable growth companies expected to increase revenues by about 20% per annum. Our focus remains on identifying cash-generating businesses with excellent revenue and profit growth outlooks. Though harder to find these days, they exist and we are selectively making investments that we believe will be productive over the longer term. We attempt to acquire shares when we deem them to be undervalued. We prefer to hold shares in companies for extended periods of time, though we will reduce or eliminate positions we deem overvalued. In short, we view this opportunity akin to a marathon, not a sprint, and we invest the Fund’s capital accordingly.

Leuthold Hedged Equity Fund
The Leuthold Hedged Equity Fund has $6 million in assets under management. For the fiscal year ended September 30, 2011, the Fund (retail share class) had a total return loss of -3.34%, versus the S&P 500 total return gain of +1.14%. This Fund is managed with equal allocations to both long and short equities, but its objective is to produce positive net performance. To do so, we require enough relative outperformance on one or both sides in order to yield a positive result. This objective has yet to be achieved, as we are still digging out of a relative performance hole since the Fund was introduced in July 2009. Over the last fiscal year, both the long-stock exposure and the short-stock exposure employed in this Fund had net losses.

For the Fund’s long-stock investments, the Leuthold Hedged Equity Fund employs the group selection and rotation approach of the Leuthold Select Industries Fund, which had a total return loss of -8.60% for the fiscal year ended September 30, 2011. On the short-side, the Fund’s exposure was attained through the investment strategy of the Grizzly Short Fund, and this strategy produced a total return loss of -2.06% for the fiscal year.

To minimize repetition, the performance review of key performance drivers for each of these equity strategies are presented in the discussions covering the Leuthold Select Industries Fund and the Grizzly Short Fund.

Overall performance since inception remains far below our expectations, based on how the two underlying component strategies have performed, historically. In general, market conditions since the Fund’s inception have been unusual.  The stock market has been in a period where leadership at the industry group level has been short-lived, accompanied by fast-rotation trends. These conditions are not conducive to our long-side, industry group selection approach, which attempts to uncover longer-term leadership trends. Additionally, since the market lows of 2009, there has been an extremely high level of correlation among stocks, with no regard for size or quality, making it additionally difficult for our short-selling strategy.

Historically, both the short-stock and long-stock selection strategies employed in this Fund have shown the potential to flourish and/or serve to balance each other in most market environments, and we are confident performance will bear this out given a longer time frame.

The Leuthold Funds - 2011 Annual Report	15

Grizzly Short Fund
This Fund is 100% short individual stocks, with assets under management of about $263 million. For the fiscal year ended September 30, 2011, the Grizzly Short Fund produced a -2.06% total return loss. This compares unfavorably to the S&P Mid Cap Index, which had -1.28% total return loss (short-selling that index would have produced over a +1% gain for the fiscal year). The Grizzly Short Fund also underperformed the S&P 500’s +1.14% total return gain, as shorting the S&P 500 would have produced a smaller loss (about -1%) than the Grizzly Short Fund produced.

For the October 2010 through April 2011 period of the fiscal year, short selling was not a winning strategy, as the market was still running in bull market mode. However, during that time, December 2010 was the only month of significant underperformance as a strong year-end rally continued to promote stocks of every size and style, regardless of quality. For the October 2010 through April 2011 period, the Fund had a total return loss of -24.76% versus the S&P Mid Cap Index total return gain of +27.49%.

The bull market topped out in late April/early May 2011, and the Grizzly Short Fund produced gains in each of the next five months, through September 2011. For the last five months of the fiscal year, the Grizzly Short Fund solidly outperformed with a total return gain of +30.16% versus the S&P Mid Cap Index -22.57% total return loss (short-selling the S&P Mid Cap Index would have produced a lagging +22% gain).

The Grizzly Short Fund has extremely high turnover, and sector concentrations and industry group exposure have the potential to fluctuate considerably throughout the year. This is a highly disciplined methodology, however. As opposed to a market capitalization weighted index, our Fund is not predisposed to the risk of performance being heavily influenced from a small number of individual stocks, because the Grizzly Short Fund positions are similarly weighted across the portfolio. There are policies in place that trigger specific short-covering action, such as capturing gains and stop-loss tactics. Additionally, there are limitations on how much of the portfolio can be concentrated within a particular sector or sub-industry group therein.

At the sector level, the Grizzly Short Fund’s performance was clearly influenced by heavy concentrations, during the entire year, in Consumer Discretionary, Information Technology, and Financials sectors. During June, the Industrials weight was increased and this sector also had a significant positive influence for full-year results. Industry groups from these sectors that most contributed to positive results included: Building Products and Airlines (Industrials sector); Investment Banking/Brokerage and Regional Banks (Financials sector); Electronic Components and Semiconductors (Information Technology sector); and Hotels/Resorts/Cruise Lines, Movies & Entertainment, and Homebuilders (Consumer Discretionary sector). There was a miscellaneous stock from Oil & Gas Services (Energy sector), and a particular Steel stock (Materials sector) included among the significant positive contributors.

The biggest overall detractors from performance from a sector perspective were Health Care, Consumer Staples, Materials, and Energy.  Industry group investments within these sectors included Packaged Foods/Meats and Food Retail (Consumer Staples sector); Steel and Paper Packaging (Materials sector); Oil & Gas Equipment and Oil & Gas Storage/Transportation (Energy sector); and Biotechnology and Pharmaceuticals (Health Care sector). The Information Technology sector was also represented among the industry group detractors, and these included stocks from Application Software and Internet Software & Services.

16	The Leuthold Funds - 2011 Annual Report

When our market analysis indicates a bullish environment for stocks, we expect the Fund may still uncover selective opportunities to profit, as there will be vulnerable areas of the stock market regardless of the underlying trend. However, in a decisively rising market environment, investors should expect the Grizzly Short Fund to produce net losses. During those periods, the Fund will aim to add value by losing less than an index short. When the market trend is decisively negative, the Grizzly Short Fund should produce net gains, and historically, our actively managed strategy has been able to add value versus an index short in this environment as well.

The Grizzly Short Fund’s year-by-year results are volatile, and while the advantage for employing a short-selling strategy in down-market cycles is clear (as evidenced by results of 2007-2008, and the recent May-September 2011 period), the tremendous risk of short-selling in rising market conditions should also be very apparent considering the Fund’s losses during the bull market period of 2009- early 2011. Yet, for those experienced with short-selling, there are viable uses for this strategy in all market conditions.

Investors who are not experienced in short-selling and adjusting market risk should consider the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, or Leuthold Global Fund. These three Funds have the flexibility built into their disciplines to overlay our short-selling strategies and hedge against market declines when the stock market is viewed as overvalued and vulnerable to a downside correction.

IN CLOSING

Our current U.S. market analysis, via our domestic Major Trend Index, has recently moved back up into positive territory – which, based on the 40+ years history of this work, would normally indicate to us that the stock market has transitioned into a decisively rising trend. However, based on a variety of historical measures we look to as a means of confirming impending transitions, we believe this may instead be an interim bear market rally. There are still major hurdles facing the stock market; most imminently the European crisis, but the U.S. is also struggling with its own deficit issues, and the specter of a global recession is still lurking. Nevertheless, our quantitative market analysis drives our process, and we will abide by the disciplines directing us to increase equity exposure. Because of the many hurdles still present, we are taking a cautiously bullish stance, and will be limiting our increased equity exposure to around 55% for the time being (up from 31% equity exposure as of fiscal year-end September 30, 2011). If our instincts that this may be a bear market rally prove correct, we will again begin building up more defense when our quantitative analysis exhibits enough weakness to point us to the exit as market conditions deteriorate. Over its long history, more often than not our Major Trend Index discipline has been successful in its guidance to adjust our asset allocation equity exposure through the changing market cycles.

We like to remind shareholders that our firm is majority employee-owned and independent; and we are proud to mention that employee-directed investment in Leuthold Funds is at an impressive level. We think this demonstrates the judicious character of the team, as we are firm believers that in view of the volatile and unpredictable nature of the stock market, Leuthold Funds has the vehicles to provide diversification and shelter for one’s long-term, serious money.

The Leuthold Funds - 2011 Annual Report	17

We thank you for your support, and welcome you to contact us if you have any questions.

Sincerely,

Doug Ramsey, CFA, CMT
CIO & Co-Portfolio Manager

Andy Engel, CFA	James Floyd, CFA	Matt Paschke, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

Greg Swenson, CFA	Chun Wang, CFA	David Kurzman
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

18	The Leuthold Funds - 2011 Annual Report

The Leuthold Funds

Expense Example – September 30, 2011 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (April 1, 2011 – September 30, 2011).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Funds charge no sales load (the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund, Leuthold Global Industries Fund, and Leuthold Hedged Equity Fund charge a 2% redemption fee for redemptions made within five business days after a purchase and the Leuthold Global Clean Technology Fund charges a 2% redemption fee for redemptions made within 30 days after a purchase), you will be assessed fees for outgoing wire transfers, returned checks, or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. To the extent that the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary by fund. These expenses are not included in the following example. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the following example does not include portfolio trading commissions and related expenses, and extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Leuthold Funds - 2011 Annual Report	19

The Leuthold Funds
Expense Example Tables (Unaudited)

Leuthold Core Investment Fund - Retail Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2011	September 30, 2011	April 1, 2011 - September 30, 2011
Actual**	$1,000.00	$874.60	$6.02
Hypothetical (5% return before expenses)***	1,000.00	1,018.65	6.48

*	Expenses are equal to the Fund’s annualized expense ratio of 1.28%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $5.36 and the Fund’s annualized expense ratio would be 1.14%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $5.77 and the Fund’s annualized expense ratio would be 1.14%.

Leuthold Core Investment Fund - Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2011	September 30, 2011	April 1, 2011 - September 30, 2011
Actual**	$1,000.00	$875.20	$5.45
Hypothetical (5% return before expenses)***	1,000.00	1,019.25	5.87

*	Expenses are equal to the Fund’s annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $4.79 and the Fund’s annualized expense ratio would be 1.02%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $5.16 and the Fund’s annualized expense ratio would be 1.02%.

Leuthold Asset Allocation Fund - Retail Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2011	September 30, 2011	April 1, 2011 - September 30, 2011
Actual**	$1,000.00	$886.00	$6.90
Hypothetical (5% return before expenses)***	1,000.00	1,017.75	7.38

*	Expenses are equal to the Fund’s annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $6.24 and the Fund’s annualized expense ratio would be 1.32%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $6.68 and the Fund’s annualized expense ratio would be 1.32%.

20	The Leuthold Funds - 2011 Annual Report

The Leuthold Funds
Expense Example Tables (Unaudited)

Leuthold Asset Allocation Fund - Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2011	September 30, 2011	April 1, 2011 - September 30, 2011
Actual**	$1,000.00	$887.60	$5.87
Hypothetical (5% return before expenses)***	1,000.00	1018.85	6.28

*	Expenses are equal to the Fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $5.21 and the Fund’s annualized expense ratio would be 1.10%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $5.57 and the Fund’s annualized expense ratio would be 1.10%.

Leuthold Global Fund - Retail Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2011	September 30, 2011	April 1, 2011 - September 30, 2011
Actual**	$1,000.00	$882.00	$7.88
Hypothetical (5% return before expenses)***	1,000.00	1,016.70	8.44

*	Expenses are equal to the Fund’s annualized expense ratio of 1.67%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $6.98 and the Fund’s annualized expense ratio would be 1.48%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $7.49 and the Fund’s annualized expense ratio would be 1.48%.

Leuthold Global Fund - Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2011	September 30, 2011	April 1, 2011 - September 30, 2011
Actual**	$1,000.00	$882.80	$7.13
Hypothetical (5% return before expenses)***	1,000.00	1,017.50	7.64

*	Expenses are equal to the Fund’s annualized expense ratio of 1.51%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $6.23 and the Fund’s annualized expense ratio would be 1.32%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $6.68 and the Fund’s annualized expense ratio would be 1.32%.

The Leuthold Funds - 2011 Annual Report	21

The Leuthold Funds
Expense Example Tables (Unaudited)

Leuthold Select Industries Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2011	September 30, 2011	April 1, 2011 - September 30, 2011
Actual	$1,000.00	$772.60	$6.22
Hypothetical (5% return before expenses)	1,000.00	1,018.05	7.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Leuthold Global Industries Fund - Retail Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2011	September 30, 2011	April 1, 2011 - September 30, 2011
Actual	$1,000.00	$778.00	$9.27
Hypothetical (5% return before expenses)	1,000.00	1,014.64	10.50

*	Expenses are equal to the Fund's annualized expense ratio of 2.08%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Leuthold Global Industries Fund - Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	April 1, 2011	September 30, 2011	April 1, 2011 - September 30, 2011
Actual	$1,000.00	$779.10	$8.03
Hypothetical (5% return before expenses)	1,000.00	1,016.04	9.10

*	Expenses are equal to the Fund's annualized expense ratio of 1.80%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Leuthold Global Clean Technology Fund - Retail Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2011	September 30, 2011	April 1, 2011 - September 30, 2011
Actual	$1,000.00	$598.00	$7.85
Hypothetical (5% return before expenses)	1,000.00	1,015.24	9.90

*	Expenses are equal to the Fund’s annualized expense ratio of 1.96%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

22	The Leuthold Funds - 2011 Annual Report

The Leuthold Funds
Expense Example Tables (Unaudited)

Leuthold Global Clean Technology Fund - Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	April 1, 2011	September 30, 2011	April 1, 2011 - September 30, 2011
Actual	$1,000.00	$599.20	$6.37
Hypothetical (5% return before expenses)	1,000.00	1,017.10	8.04

*	Expenses are equal to the Fund's annualized expense ratio of 1.59%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Leuthold Hedged Equity Fund - Retail Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2011	September 30, 2011	April 1, 2011 - September 30, 2011
Actual**	$1,000.00	$997.60	$15.22
Hypothetical (5% return before expenses)***	1,000.00	1,009.83	15.32

*	Expenses are equal to the Fund’s annualized expense ratio of 3.04%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $11.27 and the Fund’s annualized expense ratio would be 2.25%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $11.36 and the Fund’s annualized expense ratio would be 2.25%.

Leuthold Hedged Equity Fund - Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2011	September 30, 2011	April 1, 2011 - September 30, 2011
Actual**	$1,000.00	$998.80	$13.43
Hypothetical (5% return before expenses)***	1,000.00	1,011.63	13.51

*	Expenses are equal to the Fund’s annualized expense ratio of 2.68%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $9.67 and the Fund’s annualized expense ratio would be 1.93%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $9.75 and the Fund’s annualized expense ratio would be 1.93%.

Grizzly Short Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2011	September 30, 2011	April 1, 2011 - September 30, 2011
Actual**	$1,000.00	$1,249.20	$18.61
Hypothetical (5% return before expenses)***	1,000.00	1,008.52	16.62

*	Expenses are equal to the Fund’s annualized expense ratio of 3.30%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $8.68 and the Fund’s annualized expense ratio would be 1.54%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $7.79 and the Fund’s annualized expense ratio would be 1.54%.

The Leuthold Funds - 2011 Annual Report	23

The Leuthold Funds
(Unaudited)

Leuthold Core Investment Fund
Allocation of Portfolio Holdings
September 30, 2011

Leuthold Asset Allocation Fund
Allocation of Portfolio Holdings
September 30, 2011

24	The Leuthold Funds - 2011 Annual Report

The Leuthold Funds
(Unaudited)

Leuthold Global Fund
Allocation of Portfolio Holdings
September 30, 2011

Leuthold Select Industries Fund
Allocation of Portfolio Holdings
September 30, 2011*

*Excludes short-term investments

The Leuthold Funds - 2011 Annual Report	25

The Leuthold Funds
(Unaudited)

Leuthold Global Industries Fund
Allocation of Portfolio Holdings
September 30, 2011

Leuthold Global Clean Technology Fund
Allocation of Portfolio Holdings
September 30, 2011*

*Excludes short-term investments

26	The Leuthold Funds - 2011 Annual Report

The Leuthold Funds
(Unaudited)

Leuthold Hedged Equity Fund
Allocation of Portfolio Holdings (Net Exposure)
September 30, 2011*

Grizzly Short Fund
Allocation of Portfolio Holdings
September 30, 2011*

*Excludes short-term investments

The Leuthold Funds - 2011 Annual Report	27

The Leuthold Funds

Leuthold Core Investment Fund (Unaudited)
Components of Portfolio Holdings	Fair Value
U.S. Traded Equity Securities	$429,660,529
Short-Term Investments	186,192,878
U.S. Traded Equity Securities - Short	180,572,172
Non-U.S. Traded Equity Securities	67,842,656
Precious Metals	46,095,804
Corporate Bonds	40,224,781
Corporate Bond Funds	34,816,257
Brazilian Bonds	28,746,178
Australian Bonds	13,669,411
Emerging Country Investments	10,693,025
Total:	$1,038,513,691

Leuthold Asset Allocation Fund (Unaudited)
Components of Portfolio Holdings	Fair Value
U.S. Traded Equity Securities	$432,417,526
U.S. Traded Equity Securities - Short	175,657,067
Short-Term Investments	175,214,742
Non-U.S. Traded Equity Securities	65,882,536
Precious Metals	45,301,366
Corporate Bonds	39,522,984
Corporate Bond Funds	32,403,576
Brazilian Bonds	28,121,260
Australian Bonds	13,455,827
Emerging Country Investments	10,431,451
Total:	$1,018,408,335

Leuthold Global Fund (Unaudited)
Components of Portfolio Holdings	Fair Value
Short-Term Investments	$114,355,854
Non-U.S. Traded Equity Securities	108,013,204
U.S. Traded Equity Securities	97,138,824
U.S. Traded Equity Securities - Short	38,994,577
Precious Metals	20,119,309
Corporate Bonds	17,506,686
Corporate Bond Funds	16,032,536
Emerging Country Investments - Short	11,390,701
Non-U.S. Traded Equity Securities - Short	10,371,040
Australian Bonds	9,685,917
High Yield Bond Funds	8,097,096
U.S. Treasury Obligations	5,592,385
Brazilian Bonds	3,718,880
Emerging Country Investments	2,300,476
Total:	$463,317,485

Leuthold Select Industries Fund (Unaudited)
Components of Portfolio Holdings*	Fair Value
Health Care	$7,351,189
Materials	2,746,211
Consumer Discretionary	2,090,341
Energy	1,668,301
Financials	1,452,679
Information Technology	726,361
Industrials	108,200
Total:	$16,143,282

Leuthold Global Industries Fund (Unaudited)
Components of Portfolio Holdings	Fair Value
Materials	$3,666,300
Consumer Discretionary	3,272,824
Industrials	3,150,953
Energy	2,021,602
Financials	1,912,483
Short-Term Investments	1,801,941
Telecommunication Services	1,767,581
Health Care	1,687,948
Consumer Staples	1,443,547
Utilities	1,287,652
Information Technology	97,315
Total:	$22,110,146

Leuthold Global Clean Technology Fund
(Unaudited)
Components of Portfolio Holdings*	Fair Value
Industrials	$5,400,161
Information Technology	2,762,349
Materials	2,278,917
Financials	1,505,866
Utilities	1,109,206
Energy	690,509
Consumer Staples	464,201
Consumer Discretionary	377,978
Total:	$14,589,187

*Excludes short-term investments

28	The Leuthold Funds - 2011 Annual Report

The Leuthold Funds

Leuthold Hedged Equity Fund (Unaudited)
Components of Portfolio Holdings*	Fair Value
Long
Health Care	$1,237,430
Materials	459,522
Consumer Discretionary	346,208
Energy	279,267
Financials	240,648
Information Technology	121,429
Industrials	17,884
$2,702,388
Short
Financials	692,369
Exchange Traded Funds	559,891
Information Technology	480,429
Consumer Discretionary	359,377
Industrials	291,144
Health Care	170,560
Telecommunication Services	161,868
Materials	158,407
Energy	117,705
Utilities	114,287
Consumer Staples	17,338
$3,123,375
Total:	$5,825,763

Grizzly Short Fund (Unaudited)
Components of Portfolio Holdings*	Fair Value
Financials	$53,839,928
Exchange Traded Funds	46,814,072
Information Technology	37,331,076
Consumer Discretionary	27,813,061
Industrials	22,399,793
Health Care	13,207,763
Telecommunication Services	12,581,215
Materials	11,864,763
Energy	9,111,877
Utilities	8,881,410
Consumer Staples	1,337,172
Total:	$245,182,130

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

*Excludes short-term investments

The Leuthold Funds - 2011 Annual Report	29

Leuthold Core Investment Fund – Retail Class

Average Annual Rate of Return For Periods Ended
September 30, 2011

	1 Year	3 Year	5 Year	10 Year
Leuthold Core Investment Fund - Retail Class	(2.61)%	1.24%	2.69%	7.71%
Lipper Flexible Fund Index	(0.22)%	3.95%	1.97%	4.44%
S&P 500 Index	1.14%	1.23%	(1.18)%	2.82%

A $10,000 Investment in the Leuthold Core Investment Fund – Retail Class

The Lipper Flexible Fund Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 9/30/01. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

30	The Leuthold Funds - 2011 Annual Report

Leuthold Core Investment Fund – Institutional Class

Average Annual Rate of Return For Periods Ended
September 30, 2011

	1 Year	3 Year	5 Year	Since Inception
Leuthold Core Investment Fund - Institutional Class	(2.49)%	1.38%	2.82%	2.51%
Lipper Flexible Fund Index	(0.22)%	3.95%	1.97%	2.28%
S&P 500 Index	1.14%	1.23%	(1.18)%	(0.07)%

A $1,000,000 Investment in the Leuthold Core Investment Fund – Institutional Class

The Lipper Flexible Fund Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 1/31/06 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2011 Annual Report	31

Leuthold Asset Allocation Fund - Retail Class

Average Annual Rate of Return For Periods Ended
September 30, 2011

	1 Year	3 Year	5 Year	Since Inception
Leuthold Asset Allocation Fund - Retail Class	(1.34)%	2.12%	1.71%	1.08%
Lipper Flexible Fund Index	(0.22)%	3.95%	1.97%	2.58%
S&P 500 Index	1.14%	1.23%	(1.18)%	0.13%

A $10,000 Investment in the Leuthold Asset Allocation Fund – Retail Class

The Lipper Flexible Fund Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 5/24/06 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

32	The Leuthold Funds - 2011 Annual Report

Leuthold Asset Allocation Fund - Institutional Class

Average Annual Rate of Return For Periods Ended
September 30, 2011

	1 Year	3 Year	5 Year	Since Inception

Leuthold Asset Allocation Fund - Institutional Class	(0.95)%	2.42%	n/a	0.24%
Lipper Flexible Fund Index	(0.22)%	3.95%	1.97%	0.59%
S&P 500 Index	1.14%	1.23%	(1.18)%	(2.94)%

A $1,000,000 Investment in the Leuthold Asset Allocation Fund – Institutional Class

The Lipper Flexible Fund Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 1/31/07 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2011 Annual Report	33

Leuthold Global Fund - Retail Class

Average Annual Rate of Return For Periods Ended
September 30, 2011

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Fund - Retail Class	(1.33)%	6.29%	n/a	0.98%
Lipper Global Flexible Portfolio Funds Index	(2.60)%	1.97%	(0.11)%	(1.98)%
MSCI ACWI	(5.54)%	1.14%	(1.07)%	(4.18)%
S&P 500 Index	1.14%	1.23%	(1.18)%	(1.67)%

A $10,000 Investment in the Leuthold Global Fund – Retail Class

The Lipper Global Flexible Portfolio Funds Index is an equally weighted representation of the largest funds in the Lipper Global Flexible Portfolio Funds category. These funds allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return.

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 30, 2011, the MSCI ACWI consisted of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 7/1/08 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

34	The Leuthold Funds - 2011 Annual Report

Leuthold Global Fund - Institutional Class

Average Annual Rate of Return For Periods Ended
September 30, 2011

	1 Year	3 Year	5 Year	Since Inception

Leuthold Global Fund - Institutional Class	(1.11)%	6.52%	n/a	0.83%
Lipper Global Flexible Portfolio
Funds Index	(2.60)%	1.97%	(0.11)%	(3.27)%
MSCI ACWI	(5.54)%	1.14%	(1.07)%	(6.10)%
S&P 500 Index	1.14%	1.23%	(1.18)%	(3.62)%

A $1,000,000 Investment in the Leuthold Global Fund  - Institutional Class

The Lipper Global Flexible Portfolio Funds Index is an equally weighted representation of the largest funds in the Lipper Global Flexible Portfolio Funds category. These funds allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return.

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 30, 2011, the MSCI ACWI consisted of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany,  Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 4/30/08 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2011 Annual Report	35

Leuthold Select Industries Fund

Average Annual Rate of Return For Periods Ended
September 30, 2011

	1 Year	3 Year	5 Year	10 Year

Leuthold Select Industries Fund	(8.60)%	(6.06)%	(2.64)%	4.37%
Russell 2000 Index	(3.53)%	(0.37)%	(1.02)%	6.12%
S&P 500 Index	1.14%	1.23%	(1.18)%	2.82%

A $10,000 Investment in the Leuthold Select Industries Fund

The Russell 2000 Index is comprised of approximately 2000 of the smallest companies in the Russell 3000 Index, representing approximately 10% of the Russell 3000 total market capitalization.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 9/30/01. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

36	The Leuthold Funds - 2011 Annual Report

Leuthold Global Industries Fund - Retail Class

Average Annual Rate of Return For Periods Ended
September 30, 2011

	1 Year	3 Year	5 Year	Since Inception

Leuthold Global Industries Fund -
Retail Class	(10.23)%	n/a	n/a	(0.84)%
MSCI ACWI	(5.54)%	1.14%	(1.07)%	1.34%
S&P 500 Index	1.14%	1.23%	(1.18)%	1.68%

A $10,000 Investment in the Leuthold Global Industries Fund - Retail Class

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 30, 2011, the MSCI ACWI consisted of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany,  Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 5/17/10 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2011 Annual Report	37

Leuthold Global Industries Fund - Institutional Class

Average Annual Rate of Return For Periods Ended
September 30, 2011

	1 Year	3 Year	5 Year	Since Inception

Leuthold Global Industries Fund -
Institutional Class	(9.92)%	n/a	n/a	(0.60)%
MSCI ACWI	(5.54)%	1.14%	(1.07)%	1.34%
S&P 500 Index	1.14%	1.23%	(1.18)%	1.68%

A $1,000,000 Investment in the Leuthold Global Industries Fund - Institutional Class

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 30, 2011, the MSCI ACWI consisted of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany,  Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 5/17/10 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

38	The Leuthold Funds - 2011 Annual Report

Leuthold Global Clean Technology Fund - Retail Class

Average Annual Rate of Return For Periods Ended
September 30, 2011

	1 Year	3 Year	5 Year	Since Inception

Leuthold Global Clean Technology Fund -
Retail Class	(25.63)%	n/a	n/a	(11.45)%
Ardour Composite Global Alternative
Energy Index	(39.66)%	(27.55)%	(13.15)%	(24.36)%
S&P 500 Index	1.14%	1.23%	(1.18)%	10.30%

A $10,000 Investment in the Leuthold Global Clean Technology Fund - Retail Class

The Ardour Composite Global Alternative Energy Index is a capitalization weighted, float adjusted equity index designed to serve as an equity benchmark for globally traded stocks which are principally engaged in the field of alternative energy technologies, including renewable energy, alternative fuels, and related enabling technologies. The index is published by S-Network Global Indexes,  LLC.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 7/22/09 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2011 Annual Report	39

Leuthold Global Clean Technology Fund - Institutional Class

Average Annual Rate of Return For Periods Ended
September 30, 2011

	1 Year	3 Year	5 Year	Since Inception

Leuthold Global Clean Technology Fund -
Institutional Class	(25.46)%	n/a	n/a	(11.24)%
Ardour Composite Global Alternative
Energy Index	(39.66)%	(27.55)%	(13.15)%	(24.36)%
S&P 500 Index	1.14%	1.23%	(1.18)%	10.30%

A $1,000,000 Investment in the Leuthold Global Clean Technology Fund - Institutional Class

The Ardour Composite Global Alternative Energy Index is a capitalization weighted, float adjusted equity index designed to serve as an equity benchmark for globally traded stocks which are principally engaged in the field of alternative energy technologies, including renewable energy, alternative fuels, and related enabling technologies. The index is published by S-Network Global Indexes,  LLC.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 7/22/09 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

40	The Leuthold Funds - 2011 Annual Report

Leuthold Hedged Equity Fund - Retail Class

Average Annual Rate of Return For Periods Ended
September 30, 2011

	1 Year	3 Year	5 Year	Since Inception

Leuthold Hedged Equities Fund-
Retail Class	(3.34)%	n/a	n/a	(7.65)%
Citigroup 90-Day Treasury Bills Index	0.11%	0.20%	1.62%	0.12%
S&P 500 Index	1.14%	1.23%	(1.18)%	10.30%

A $10,000 Investment in the Leuthold Hedged Equity Fund - Retail Class

The Citigroup 90-Day Treasury Bills Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of  $10,000 made on 7/22/09 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2011 Annual Report	41

Leuthold Hedged Equity Fund - Institutional Class

Average Annual Rate of Return For Periods Ended
September 30, 2011

	1 Year	3 Year	5 Year	Since Inception

Leuthold Hedged Equities Fund -
Institutional Class	(3.11)%	n/a	n/a	(7.55)%
Citigroup 90-Day Treasury Bills Index	0.11%	0.20%	1.62%	0.12%
S&P 500 Index	1.14%	1.23%	(1.18)%	10.30%

A $1,000,000 Investment in the Leuthold Hedged Equity Fund - Institutional Class

The Citigroup 90-Day Treasury Bills Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 7/22/09 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

42	The Leuthold Funds - 2011 Annual Report

Grizzly Short Fund

Average Annual Rate of Return For Periods Ended
September 30, 2011

	1 Year	3 Year	5 Year	10 Year

Grizzly Short Fund	(2.06)%	(16.94)%	(4.32)%	(8.57)%
S&P MidCap 400 Index	(1.28)%	4.05%	2.20%	7.50%
S&P 500 Index	1.14%	1.23%	(1.18)%	2.82%

A $10,000 Investment in the Grizzly Short Fund

The S&P MidCap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The index was developed with a base level of 100 as of December 31, 1990.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 9/30/01. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2011 Annual Report	43

The Leuthold Funds
Statements of Assets and Liabilities
September 30, 2011

	Leuthold	Leuthold
	Core	Asset	Leuthold	Leuthold
	Investment	Allocation	Global	Select
	Fund	Fund	Fund	Industries
	(Consolidated)	(Consolidated)	(Consolidated)	Fund

ASSETS:
Investments, at cost	$865,650,738	$805,463,041	$414,366,216	$18,014,009

Investments, at fair value	$857,941,519	$842,751,268	$402,561,167	$16,295,196
Cash	46,694	45,552	34,331	—
Receivable for Fund shares sold	514,204	1,146,652	287,978	18,023
Receivable for investments sold	3,357,782	—	—	135,698
Collateral at broker for securities sold short	331,252,901	325,922,914	103,015,790	—
Interest receivable	1,530,932	1,501,168	486,227	—
Dividends receivable	354,789	792,825	641,006	13,950
Other assets	29,902	49,294	19,176	11,616
Total Assets	1,195,028,723	1,172,209,673	507,045,675	16,474,483

LIABILITIES:
Securities sold short, at fair value (proceeds $201,295,003, $195,812,764, $70,549,715 and $0, respectively)	180,572,172	175,657,067	60,756,318	—
Interest payable on securities sold short	60,480	59,047	29,754	—
Payable for investments purchased	3,430,372	—	347,884	129,392
Payable for Fund shares redeemed	1,024,421	1,508,356	470,081	15,156
Payable to Adviser	782,448	763,747	418,119	16,478
Payable to Custodian	49,121	44,742	36,795	48
Dividends payable on securities sold short	214,218	208,387	56,466	––
Distribution (Rule 12b-1) fees payable	—	400,644	58,725	577
Shareholder servicing fees payable	172,162	—	—	4,762
Accrued expenses and other liabilities	272,764	475,800	131,739	29,535
Total Liabilities	186,578,158	179,117,790	62,305,881	195,948
NET ASSETS	$1,008,450,565	$993,091,883	$444,739,794	$16,278,535

44	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds
Statements of Assets and Liabilities (continued)
September 30, 2011

	Leuthold		Leuthold
	Core		Asset		Leuthold		Leuthold
	Investment		Allocation		Global		Select
	Fund		Fund		Fund		Industries
	(Consolidated)		(Consolidated)		(Consolidated)		Fund

NET ASSETS CONSIST OF:
Capital stock	$1,003,400,830		$1,331,353,127		$445,658,408		$23,136,977
Accumulated net investment income (loss)	16,992,082		15,526,681		1,851,244		––
Accumulated net realized gain (loss) on investments	(24,836,131)		(411,113,970)		(723,918)		(5,139,620)
Net unrealized appreciation (depreciation) on investments and short positions	12,893,784		57,326,045		(2,045,940)		(1,718,822)
Total Net Assets	$1,008,450,565		$993,091,883		$444,739,794		$16,278,535

Retail Class Shares
Net assets	$660,933,063		$606,985,298		$152,292,208		$16,278,535
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	42,631,683		62,437,823		16,000,314		1,510,697
Net Asset Value, Redemption
Price and Offering Price Per Share	$15.50	*	$9.72	*	$9.52	*	$10.78

Institutional Class Shares
Net assets	$347,517,502		$386,106,585		$292,447,586		n/a
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	22,423,654		39,561,752		30,656,975		n/a
Net Asset Value, Redemption
Price and Offering Price Per Share	$15.50	*	$9.76	*	$9.54	*	n/a

* Redemption price may differ from NAV if redemption fee is applied.

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	45

The Leuthold Funds
Statements of Assets and Liabilities (continued)
September 30, 2011

	Leuthold	Leuthold	Leuthold
	Global	Global Clean	Hedged	Grizzly
	Industries	Technology	Equity	Short
	Fund	Fund	Fund	Fund

ASSETS:
Investments, at cost	$24,772,460	$19,270,261	$3,111,471	$23,198,003

Investments, at fair value	$22,110,146	$15,246,586	$2,785,010	$23,198,003
Cash	—	—	—	31
Receivable for Fund shares sold	15,000	14,320	464	21,693,693
Receivable for investments sold	—	910,192	17,247	21,374,934
Collateral at brokers for securities sold short	—	—	6,462,928	442,991,072
Interest receivable	4	—	—	201
Dividends receivable	61,339	39,257	2,180	––
Other assets	15,913	11,490	12,367	14,339
Total Assets	22,202,402	16,221,845	9,280,196	509,272,273

LIABILITIES:
Securities sold short, at fair value (proceeds $0, $0, $3,722,856, and $276,153,766, respectively)	—	––	3,123,375	245,182,130
Interest payable on securities sold short	—	—	973	60,524
Payable for investments purchased	1,378,318	—	22,212	—
Payable for Fund shares redeemed	477,997	23,328	29,280	85,505
Payable to Adviser	22,071	14,792	15,414	210,779
Payable to Custodian	10,240	6,446	—	113
Dividends payable on securities sold short	—	––	2,543	187,473
Distribution (Rule 12b-1) fees payable	3,430	10,062	7,286	—
Shareholder servicing fees payable	—	––	––	25,024
Accrued expenses and other liabilities	28,356	29,413	24,940	72,642
Total Liabilities	1,920,412	84,041	3,226,023	245,824,190
NET ASSETS	$20,281,990	$16,137,804	$6,054,173	$263,448,083

46	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds
Statements of Assets and Liabilities (continued)
September 30, 2011

	Leuthold	Leuthold		Leuthold
	Global	Global Clean		Hedged		Grizzly
	Industries	Technology		Equity		Short
	Fund	Fund		Fund		Fund

NET ASSETS CONSIST OF:
Capital stock	$24,013,542	$23,388,915		$6,568,646		$304,998,938
Accumulated net investment income (loss)	(26,563)	––		––		––
Accumulated net realized gain (loss) on investments	(1,040,841)	(3,227,154)		(787,493)		(72,522,491)
Net unrealized appreciation (depreciation) on investments and short positions	(2,664,148)	(4,023,957)		273,020		30,971,636
Total Net Assets	$20,281,990	$16,137,804		$6,054,173		$263,448,083

Retail Class Shares
Net assets	$5,377,373	$8,026,453		$4,882,593		$263,448,083
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	550,130	1,047,596		581,489		16,326,662
Net Asset Value, Redemption
Price and Offering Price Per Share	$9.77 *	$7.66	*	$8.40	*	$16.14

Institutional Class Shares
Net assets	$14,904,617	$8,111,351		$1,171,580		n/a
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	1,525,195	1,053,274		139,129		n/a
Net Asset Value, Redemption
Price and Offering Price Per Share	$9.77 *	$7.70	*	$8.42	*	n/a

* Redemption price may differ from NAV if redemption fee is applied.

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	47

The Leuthold Funds
Statements of Operations
For the Year Ended September 30, 2011

	Leuthold	Leuthold
	Core	Asset	Leuthold	Leuthold
	Investment	Allocation	Global	Select
	Fund	Fund	Fund	Industries
	(Consolidated)	(Consolidated)	(Consolidated)	Fund

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $381,851, $410,824, $730,509, and $6,567, respectively)	$16,873,235	$20,532,013	$9,494,125	$358,006
Interest income	4,937,366	4,743,796	835,334	72
Total investment income	21,810,601	25,275,809	10,329,459	358,078

EXPENSES:
Investment advisory fees (Note 3)	10,992,682	10,606,272	4,754,427	308,911
Administration fees	474,481	420,796	142,802	10,791
Transfer agent fees	252,010	1,103,506	222,991	10,198
Legal fees	18,056	20,115	10,237	481
Audit fees	59,222	59,216	33,921	26,418
Fund accounting fees	112,774	109,735	54,968	6,062
Custody fees	290,827	258,897	204,130	10,273
Shareholder servicing fees -
Retail Class	925,379	—	—	27,049
Registration fees	49,376	75,497	45,885	20,033
Reports to shareholders	159,235	195,268	36,511	5,920
Directors’ fees	66,235	63,604	19,398	1,731
Distribution (Rule 12b-1) fees -
Retail Class (Note 4)	—	1,666,357	222,972	––
Other	59,085	50,165	13,785	3,392
Total expenses before dividends and
interest on short positions	13,459,362	14,629,428	5,762,027	431,259
Dividends and interest on short positions	1,243,308	1,200,146	753,815	––
(Reimbursement) or recovery from Adviser	––	––	––	—
Total expenses	14,702,670	15,829,574	6,515,842	431,259
NET INVESTMENT INCOME (LOSS)	$7,107,931	$9,446,235	$3,813,617	$(73,181)

48	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds
Statements of Operations (continued)
For the Year Ended September 30, 2011

	Leuthold	Leuthold
	Core	Asset	Leuthold	Leuthold
	Investment	Allocation	Global	Select
	Fund	Fund	Fund	Industries
	(Consolidated)	(Consolidated)	(Consolidated)	Fund

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENT COMPANIES, SHORT POSITIONS, FOREIGN CURRENCY, AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments	$94,890,247	$102,889,228	$4,951,666	$3,704,579
Investment companies	45,324,544	25,467,995	466,717	—
Realized gain distributions received from investment companies	6,426	6,187	34,000	—
Short positions	(12,213,646)	(11,655,495)	(4,622,873)	––
Foreign currency and foreign currency translation	151,106	838,498	(157,274)	21
Net unrealized appreciation (depreciation) during the period on:
Investments	(123,887,562)	(126,519,925)	(35,767,356)	(3,531,987)
Investment companies	(47,561,064)	(26,673,621)	(2,398,302)	––
Short positions	29,392,305	28,237,948	11,907,174	––
Foreign currency and foreign currency translation	(160,329)	(155,514)	(56,769)	(48)
Net realized and unrealized gain (loss) on investments, investment companies, short positions, foreign currency, and foreign currency translation	(14,057,973)	(7,564,699)	(25,643,017)	172,565
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,950,042)	$1,881,536	$(21,829,400)	$99,384

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	49

The Leuthold Funds
Statements of Operations (continued)
For the Year Ended September 30, 2011

	Leuthold	Leuthold	Leuthold
	Global	Global Clean	Hedged	Grizzly
	Industries	Technology	Equity	Short
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $73,361, $19,087, $751, and $0, respectively)	$626,108	$209,503	$41,482	$––
Interest income	68	904	21	2,227
Total investment income	626,176	210,407	41,503	2,227

EXPENSES:
Investment advisory fees (Note 3)	245,187	262,675	85,212	1,611,902
Administration fees	9,524	9,857	2,507	50,063
Transfer agent fees	10,796	23,693	8,386	61,502
Legal fees	13,722	447	133	1,771
Audit fees	21,020	22,599	23,219	36,623
Fund accounting fees	15,505	7,070	6,944	14,316
Custody fees	56,162	27,342	7,200	641
Shareholder servicing fees -
Retail Class	––	—	—	119,457
Registration fees	41,497	57,744	53,851	43,656
Reports to shareholders	2,690	3,917	1,350	25,222
Directors’ fees	1,159	1,422	353	7,249
Distribution (Rule 12b-1) fees -
Retail Class (Note 4)	15,450	31,242	15,023	––
Other	1,712	4,088	3,345	6,621
Total expenses before dividends and interest on short positions	434,424	452,096	207,523	1,979,023
Dividends and interest on short positions	––	––	48,275	1,902,621
(Reimbursement) or recovery from Adviser	19,172	––	(57,551)	—
Total expenses	453,596	452,096	198,247	3,881,644
NET INVESTMENT INCOME (LOSS)	$172,580	$(241,689)	$(156,744)	$(3,879,417)

50	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds
Statements of Operations (continued)
For the Year Ended September 30, 2011

	Leuthold	Leuthold	Leuthold
	Global	Global Clean	Hedged	Grizzly
	Industries	Technology	Equity	Short
	Fund	Fund	Fund	Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENT COMPANIES, SHORT POSITIONS, FOREIGN CURRENCY, AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments	$(1,038,578)	$(2,515,763)	$280,460	$—
Investment companies	2,605	—	2,677	—
Realized gain distributions received from investment companies	2	––	—	146
Short positions	––	––	(464,764)	(31,942,139)
Foreign currency and foreign currency translation	(44,297)	85,577	18	515
Net unrealized appreciation (depreciation) during the period on:
Investments	(3,805,827)	(3,101,868)	(481,448)	––
Investment companies	(27,881)	—	—	––
Short positions	—	—	651,059	37,629,806
Foreign currency and foreign currency translation	(3,122)	(568)	––	––
Net realized and unrealized gain (loss) on investments, investment companies, short positions, foreign currency, and foreign currency translation	(4,917,098)	(5,532,622)	(11,998)	5,688,328
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,744,518)	$(5,774,311)	$(168,742)	$1,808,911

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	51

Leuthold Core Investment Fund
Statements of Changes in Net Assets (Consolidated)

	Year Ended	Year Ended
	September 30, 2011	September 30, 2010
OPERATIONS:
Net investment income	$7,107,931	$12,524,280
Net realized gain on investments, investment companies, short positions, foreign currency, and foreign currency translation	128,158,677	24,723,910
Net unrealized depreciation on investments, investment companies, short positions, foreign currency, and foreign currency translation	(142,216,650)	(21,639,383)
Net increase (decrease) in net assets from operations	(6,950,042)	15,608,807

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(3,081,175)	—
From net investment income - Institutional Class	(2,050,771)	—
From net realized gains - Retail Class	—	—
From net realized gains - Institutional Class	—	—
Return of capital - Retail Class	—	(3,094,952)
Return of capital - Institutional Class	—	(1,931,051)
Total distributions	(5,131,946)	(5,026,003)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	91,440,164	168,897,014
Proceeds from shares sold - Institutional Class	53,074,051	99,255,481
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	2,906,808	2,919,440
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	1,918,404	1,892,170
Cost of shares redeemed - Retail Class *	(283,073,874)	(265,074,961)
Cost of shares redeemed - Institutional Class **	(156,096,354)	(114,132,958)
Net decrease in net assets from capital share transactions	(289,830,801)	(106,243,814)

TOTAL DECREASE IN NET ASSETS:	(301,912,789)	(95,661,010)
NET ASSETS
Beginning of year	1,310,363,354	1,406,024,364
End of year (including accumulated net investment income (loss) of $16,992,082 and $(1,873,912), respectively)	$1,008,450,565	$1,310,363,354

CHANGES IN SHARES OUTSTANDING:
Shares sold -Retail Class	5,338,404	10,525,894
Shares sold - Institutional Class	3,146,529	6,192,321
Shares issued to holders in reinvestment of dividends - Retail Class	171,204	177,366
Shares issued to holders in reinvestment of dividends -Institutional Class	113,197	115,026
Shares redeemed - Retail Class	(16,595,763)	(16,787,529)
Shares redeemed - Institutional Class	(9,101,904)	(7,305,189)
Net decrease in shares outstanding	(16,928,333)	(7,082,111)

* Net of redemption fees of (Retail Class):	$1,366	$18,328
** Net of redemption fees of (Institutional Class):	$28,224	$2

52	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Asset Allocation Fund
Statements of Changes in Net Assets (Consolidated)

	Year Ended	Year Ended
	September 30, 2011	September 30, 2010
OPERATIONS:
Net investment income	$9,446,235	$15,846,137
Net realized gain on investments, investment companies, short positions, foreign currency, and foreign currency translation	117,546,413	64,565,842
Net unrealized appreciation (depreciation) on investments, investment companies, short positions, foreign currency, and foreign currency translation	(125,111,112)	24,673,607
Net increase in net assets from operations	1,881,536	105,085,586

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(4,321,330)	(1,213,277)
From net investment income - Institutional Class	(3,180,752)	(549,204)
From net realized gains - Retail Class	—	—
From net realized gains - Institutional Class	—	—
Return of capital - Retail Class	—	(4,032,554)
Return of capital - Institutional Class	—	(1,825,382)
Total distributions	(7,502,082)	(7,620,417)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	165,626,458	269,449,836
Proceeds from shares sold - Institutional Class	129,757,090	132,879,950
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	3,892,104	4,771,756
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	2,990,024	2,142,582
Cost of shares redeemed - Retail Class *	(407,864,634)	(347,429,796)
Cost of shares redeemed - Institutional Class **	(132,510,447)	(121,529,433)
Net decrease in net assets from capital share transactions	(238,109,405)	(59,715,105)

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(243,729,951)	37,750,064
NET ASSETS
Beginning of year	1,236,821,834	1,199,071,770
End of year (including accumulated net investment income of $15,526,681 and $320,103, respectively)	$993,091,883	$1,236,821,834

CHANGES IN SHARES OUTSTANDING:
Shares sold -Retail Class	15,651,134	27,769,493
Shares sold - Institutional Class	12,144,533	13,668,262
Shares issued to holders in reinvestment of dividends - Retail Class	374,930	478,205
Shares issued to holders in reinvestment of dividends -Institutional Class	287,495	214,388
Shares redeemed - Retail Class	(38,689,099)	(36,248,252)
Shares redeemed - Institutional Class	(12,469,491)	(12,596,014)
Net decrease in shares outstanding	(22,700,498)	(6,713,918)

* Net of redemption fees of (Retail Class):	$4,091	$4,001
** Net of redemption fees of (Institutional Class):	$7	$—

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	53

Leuthold Global Fund
Statements of Changes in Net Assets (Consolidated)

	Year Ended	Year Ended
	September 30, 2011	September 30, 2010
OPERATIONS:
Net investment income	$3,813,617	$2,069,446
Net realized gain on investments, investment companies, short positions, foreign currency, and foreign currency translation	672,236	19,514,817
Net unrealized appreciation (depreciation) on investments, investment companies, short positions, foreign currency, and foreign currency translation	(26,315,253)	5,097,126
Net increase (decrease) in net assets from operations	(21,829,400)	26,681,389

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(841,488)	(201,150)
From net investment income - Institutional Class	(2,412,402)	(423,478)
From net realized gains - Retail Class	(5,218,636)	—
From net realized gains - Institutional Class	(9,824,159)	—
Total distributions	(18,296,685)	(624,628)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	109,872,463	84,051,580
Proceeds from shares sold - Institutional Class	157,499,873	77,405,797
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	4,061,793	125,999
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	10,572,414	362,170
Cost of shares redeemed - Retail Class*	(46,673,365)	(51,419,965)
Cost of shares redeemed - Institutional Class**	(40,113,619)	(26,707,262)
Net increase in net assets from capital share transactions	195,219,559	83,818,319

TOTAL INCREASE IN NET ASSETS:	155,093,474	109,875,080
NET ASSETS
Beginning of year	289,646,320	179,771,240
End of year (including accumulated net investment income of $1,851,244 and $2,218, respectively)	$444,739,794	$289,646,320

CHANGES IN SHARES OUTSTANDING:
Shares sold -Retail Class	10,329,104	8,754,373
Shares sold - Institutional Class	14,738,195	8,056,701
Shares issued to holders in reinvestment of dividends - Retail Class	395,426	12,879
Shares issued to holders in reinvestment of dividends -Institutional Class	1,024,489	36,911
Shares redeemed - Retail Class	(4,441,240)	(5,455,495)
Shares redeemed - Institutional Class	(3,796,602)	(2,793,589)
Net increase in shares outstanding	18,249,372	8,611,780

* Net of redemption fees of (Retail Class):	$3,180	$17,562
** Net of redemption fees of (Institutional Class):	$656	$—

54	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2011	September 30, 2010
OPERATIONS:
Net investment income (loss)	$(73,181)	$110,459
Net realized gain on investments, foreign currency, and foreign currency translation	3,704,600	187,472
Net unrealized depreciation on investments, investment companies, foreign currency, and foreign currency translation	(3,532,035)	(4,391,386)
Net increase (decrease) in net assets from operations	99,384	(4,093,455)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(45,146)	(87,441)
From net realized gains	—	—
Total distributions	(45,146)	(87,441)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,688,661	12,399,177
Proceeds from shares sold in connection with the acquisition of Leuthold Select Equities Fund - (Note 1)	—	8,835,263
Proceeds from shares issued to holders in reinvestment of dividends	39,403	60,336
Cost of shares redeemed	(24,592,254)	(25,568,753)
Net decrease in net assets from capital share transactions	(22,864,190)	(4,273,977)

TOTAL DECREASE IN NET ASSETS:	(22,809,952)	(8,454,873)
NET ASSETS
Beginning of year	39,088,487	47,543,360
End of year (including accumulated net investment income (loss) of $0 and $22,725, respectively)	$16,278,535	$39,088,487

CHANGES IN SHARES OUTSTANDING:
Shares sold	131,238	980,357
Shares sold in connection with the acquisition of Leuthold Select Equities Fund	—	731,396
Shares issued to holders in reinvestment of dividends	3,080	5,305
Shares redeemed	(1,936,088)	(2,112,955)
Net decrease in shares outstanding	(1,801,770)	(395,897)

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	55

Leuthold Global Industries Fund
Statement of Changes in Net Assets

		Period from
		May 17, 2010*
	Year Ended	through
	September 30, 2011	September 30, 2010

OPERATIONS:
Net investment income	$172,580	$5,734
Net realized gain (loss) on investments, investment companies, foreign currency, and foreign currency translation	(1,080,268)	70,563
Net unrealized appreciation (depreciation) on investments, investment companies, foreign currency, and foreign currency translation	(3,836,830)	1,172,682
Net increase (decrease) in net assets from operations	(4,744,518)	1,248,979

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(28,834)	—
From net investment income - Institutional Class	(130,716)	—
From net realized gains - Retail Class	(45,735)	—
From net realized gains - Institutional Class	(30,728)	—
Total distributions	(236,013)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	2,926,049	5,128,852
Proceeds from shares sold - Institutional Class	25,175,738	3,342,433
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	12,928	—
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	158,397	—
Cost of shares redeemed - Retail Class **	(3,025,963)	—
Cost of shares redeemed - Institutional Class ***	(9,704,892)	—
Net increase in net assets from capital share transactions	15,542,257	8,471,285

TOTAL INCREASE IN NET ASSETS:	10,561,726	9,720,264
NET ASSETS
Beginning of period	9,720,264	—
End of period (including accumulated net investment income (loss) of $(26,563) and $2,032, respectively)	$20,281,990	$9,720,264

CHANGES IN SHARES OUTSTANDING:
Shares sold -Retail Class	269,387	531,349
Shares sold - Institutional Class	2,007,864	351,371
Shares issued to holders in reinvestment of dividends - Retail Class	1,093	—
Shares issued to holders in reinvestment of dividends -Institutional Class	13,457	—
Shares redeemed - Retail Class	(251,699)	—
Shares redeemed - Institutional Class	(847,497)	—
Net increase in shares outstanding	1,192,605	882,720

* Commencement of Fund Operations
** Net of redemption fees of (Retail Class):	$38	$—
*** Net of redemption fees of (Institutional Class):	$—	$—

56	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Global Clean Technology Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2011	September 30, 2010
OPERATIONS:

Net investment loss	$(241,689)	$(253,652)
Net realized loss on investments, investment companies, foreign currency, and foreign currency translation	(2,430,186)	(689,320)
Net unrealized depreciation on investments, investment companies, foreign currency, and foreign currency translation	(3,102,436)	(1,887,137)
Net decrease in net assets from operations	(5,774,311)	(2,830,109)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	—	—
From net investment income - Institutional Class	—	—
From net realized gains - Retail Class	—	—
From net realized gains - Institutional Class	—	—
Total distributions	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	6,824,754	14,727,315
Proceeds from shares sold - Institutional Class	1,225,845	11,645,942
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	—	—
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	—	—
Cost of shares redeemed - Retail Class *	(7,573,809)	(4,027,376)
Cost of shares redeemed - Institutional Class **	(5,950,651)	(758,976)
Net increase (decrease) in net assets from capital share transactions	(5,473,861)	21,586,905

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(11,248,172)	18,756,796
NET ASSETS
Beginning of year	27,385,976	8,629,180
End of year (including accumulated net investment income (loss) of $0 and $(1,375), respectively)	$16,137,804	$27,385,976

CHANGES IN SHARES OUTSTANDING:
Shares sold -Retail Class	603,918	1,354,745
Shares sold - Institutional Class	112,308	1,011,088
Shares issued to holders in reinvestment of dividends - Retail Class	—	—
Shares issued to holders in reinvestment of dividends -Institutional Class	—	—
Shares redeemed - Retail Class	(713,831)	(385,687)
Shares redeemed - Institutional Class	(555,473)	(75,494)
Net increase (decrease) in shares outstanding	(553,078)	1,904,652

* Net of redemption fees of (Retail Class):	$146	$767
** Net of redemption fees of (Institutional Class):	$11	$—

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	57

Leuthold Hedged Equity Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2011	September 30, 2010
OPERATIONS:
Net investment loss	$(156,744)	$(101,211)
Net realized loss on investments, investment companies, short positions, foreign currency, and foreign currency translation	(181,609)	(551,085)
Net unrealized appreciation on investments, investment companies, and short positions	169,611	79,270
Net decrease in net assets from operations	(168,742)	(573,026)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	—	—
From net investment income - Institutional Class	—	—
From net realized gains - Retail Class	—	—
From net realized gains - Institutional Class	—	—
Total distributions	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	5,487,575	8,141,275
Proceeds from shares sold - Institutional Class	1,178,045	653,583
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	—	—
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	—	—
Cost of shares redeemed - Retail Class *	(4,975,894)	(3,735,782)
Cost of shares redeemed - Institutional Class **	(56,299)	(2,006,364)
Net increase in net assets from capital share transactions	1,633,427	3,052,712

TOTAL INCREASE IN NET ASSETS:	1,464,685	2,479,686
NET ASSETS
Beginning of year	4,589,488	2,109,802
End of year (including accumulated net investment income (loss) of $0 and $(24), respectively)	$6,054,173	$4,589,488

CHANGES IN SHARES OUTSTANDING:
Shares sold -Retail Class	645,192	885,085
Shares sold - Institutional Class	138,227	68,347
Shares issued to holders in reinvestment of dividends - Retail Class	—	—
Shares issued to holders in reinvestment of dividends -Institutional Class	—	—
Shares redeemed - Retail Class	(584,512)	(426,389)
Shares redeemed - Institutional Class	(6,680)	(219,245)
Net increase in shares outstanding	192,227	307,798

* Net of redemption fees of (Retail Class):	$3	$106
** Net of redemption fees of (Institutional Class):	$—	$—

58	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2011	September 30, 2010
OPERATIONS:
Net investment loss	$(3,879,417)	$(3,599,148)
Net realized loss on investment companies, short positions, foreign currency, and foreign currency translation	(31,941,478)	(20,017,576)
Net unrealized appreciation (depreciation) on investments and short positions	37,629,806	(911,386)
Net increase (decrease) in net assets from operations	1,808,911	(24,528,110)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—
From net realized gains	—	—
Total distributions	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	298,354,919	320,755,091
Proceeds from shares issued to holders in reinvestment of dividends	—	—
Cost of shares redeemed	(233,267,989)	(185,918,997)
Net increase in net assets from capital share transactions	65,086,930	134,836,094

TOTAL INCREASE IN NET ASSETS:	66,895,841	110,307,984
NET ASSETS
Beginning of year	196,552,242	86,244,258
End of year (including accumulated net investment income (loss) of $0 and $(39), respectively)	$263,448,083	$196,552,242

CHANGES IN SHARES OUTSTANDING:
Shares sold	16,037,579	72,220,440
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(47,368,866)	(42,727,644)
Net increase (decrease) in shares outstanding	(31,331,287)	29,492,796

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	59

Leuthold Core Investment Fund - Retail
Financial Highlights

	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	Year Ended	Year Ended
	2011	2010	2009	September 30,	September 30,
	(Consolidated)	(Consolidated)	(Consolidated)	2008	2007

Per Share Data (1):
Net asset value, beginning of year	$15.99	$15.79	$15.20	$21.18	$17.45
Income (loss) from investment operations:
Net investment income	0.09 (3)	0.14 (2)	0.28 (2)	0.26 (3)	0.39 (3)
Net realized and unrealized gains (losses) on investments and short positions	(0.51)	0.11	0.45	(2.18)	3.81
Total from investment operations	(0.42)	0.25	0.73	(1.92)	4.20

Less distributions:
From net investment income	(0.07)	—	(0.13)	(0.31)	(0.38)
From net realized gains	—	—	—	(3.75)	(0.09)
Return of capital	—	(0.05)	(0.01)	—	—
Redemption fees(4)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.07)	(0.05)	(0.14)	(4.06)	(0.47)
Net asset value, end of year	$15.50	$15.99	$15.79	$15.20	$21.18

Total return	(2.61)%	1.53%	4.95%	(11.48)%	24.32%

Supplemental data and ratios:
Net assets, end of year	$660,933,063	$858,708,522	$944,341,607	$1,103,832,039	$1,574,861,576
Ratio of expenses to average net assets(5):	1.24%	1.37%	1.15%	1.28%	1.15%
Ratio of net investment income to average net assets (6):	0.54%	0.85%	2.14%	1.51%	1.96%
Portfolio turnover rate (7)	83.15%	100.36%	116.70%	238.34%	144.17%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)
The ratio of expenses to average net assets includes dividends and interest on short positions.  The expense ratios excluding dividends and interest on short positions were 1.14% for the year ended September 30, 2011, 1.12% for the period ended September 30, 2010, 1.14% for the year ended September 30, 2009, 1.11% for the year ended September 30, 2008, and 1.08% for the year ended September 30, 2007.

(6)	The net investment income ratios include dividends and interest on short positions.
(7)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

60	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund - Institutional
Financial Highlights

	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	Year Ended	Year Ended
	2011	2010	2009	September 30,	September 30,
	(Consolidated)	(Consolidated)	(Consolidated)	2008	2007

Per Share Data (1):
Net asset value, beginning of year	$15.98	$15.78	$15.19	$21.17	$17.43
Income (loss) from investment operations:
Net investment income	0.11 (3)	0.15 (2)	0.30 (3)	0.28 (3)	0.40 (3)
Net realized and unrealized gains (losses) on investments and short positions	(0.50)	0.11	0.45	(2.19)	3.83
Total from investment operations	(0.39)	0.26	0.75	(1.91)	4.23

Less distributions:
From net investment income	(0.09)	—	(0.15)	(0.32)	(0.40)
From net realized gains	—	—	—	(3.75)	(0.09)
Return of capital	—	(0.06)	(0.01)	—	—
Redemption fees	0.00 (4)	0.00 (4)	0.00 (4)	—	—
Total distributions	(0.09)	(0.06)	(0.16)	(4.07)	(0.49)
Net asset value, end of year	$15.50	$15.98	$15.78	$15.19	$21.17

Total return	(2.49)%	1.64%	5.14%	(11.46)%	24.53%

Supplemental data and ratios:
Net assets, end of year	$347,517,502	$451,654,832	$461,682,757	$317,733,525	$203,412,179
Ratio of expenses to average net assets (5):	1.13%	1.27%	1.03%	1.18%	1.05%
Ratio of net investment income to average net assets (6):	0.66%	0.95%	2.25%	1.61%	2.06%
Portfolio turnover rate (7)	83.15%	100.36%	116.70%	238.34%	144.17%
(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)
The ratio of expenses to average net assets includes dividends and interest on short positions.  The expense ratios excluding dividends and interest on short positions were 1.03% for the year ended September 30, 2011, 1.02% for the year ended September 30, 2010, 1.02% for the year ended September 30, 2009, 1.01% for the year ended September 30, 2008, and  0.98% for the year ended September 30, 2007.

(6)	The net investment income ratios include dividends and interest on short positions.
(7)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	61

Leuthold Asset Allocation Fund - Retail
Financial Highlights

	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	Year Ended	Year Ended
	2011	2010	2009	September 30,	September 30,
	(Consolidated)	(Consolidated)	(Consolidated)	2008	2007

Per Share Data (1):
Net asset value, beginning of year	$9.91	$9.12	$9.45	$11.43	$9.73
Income (loss) from investment operations:
Net investment income	0.07 (3)	0.11 (2)	0.21 (3)	0.20 (3)	0.16 (3)
Net realized and unrealized gains (losses) on investments and short positions	(0.20)	0.74	(0.35)	(1.80)	1.72
Total from investment operations	(0.13)	0.85	(0.14)	(1.60)	1.88

Less distributions:
From net investment income	(0.06)	(0.02)	(0.19)	(0.20)	(0.18)
From net realized gains	—	—	—	(0.18)	—
Return of capital	—	(0.04)	—	—	—
Redemption fees (4)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.06)	(0.06)	(0.19)	(0.38)	(0.18)
Net asset value, end of year	$9.72	$9.91	$9.12	$9.45	$11.43

Total return	(1.34)%	9.26%	(1.20)%	(14.45)%	19.46%

Supplemental data and ratios:
Net assets, end of year	$606,985,298	$843,525,684	$849,399,319	$1,205,840,473	$566,453,346
Ratio of expenses to average net assets (5):	1.42%	1.57%	1.34%	1.34%	1.43%
Ratio of net investment income to average net assets (6):	0.72%	1.17%	2.60%	1.99%	1.97%
Portfolio turnover rate (7)	105.62%	100.64%	147.01%	197.96%	196.15%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)
The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratios excluding dividends and interest on short positions were 1.32% for the year ended September 30, 2011, 1.32% for the year ended September 30, 2010, 1.32% for the year ended September 30, 2009, 1.23% for the year ended September 30, 2008, and 1.32% for the year ended September 30, 2007.

(6)	The net investment income ratios include dividends and interest on short positions.
(7)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

62	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Asset Allocation Fund - Institutional
Financial Highlights

					Period from
	Year Ended	Year Ended	Year Ended		January 31,2007(1)
	September 30,	September 30,	September 30,	Year Ended	through
	2011	2010	2009	September 30,	September 30,
	(Consolidated)	(Consolidated)	(Consolidated)	2008	2007

Per Share Data (2):
Net asset value, beginning of period	$9.93	$9.13	$9.45	$11.44	$10.53
Income (loss) from investment operations:
Net investment income	0.10 (4)	0.13 (3)	0.23 (4)	0.21 (4)	0.12	(4)
Net realized and unrealized gains (losses) on investments and short positions	(0.19)	0.73	(0.34)	(1.81)	0.92
Total from investment operations	(0.09)	0.86	(0.11)	(1.60)	1.04

Less distributions:
From net investment income	(0.08)	(0.02)	(0.21)	(0.21)	(0.13)
From net realized gains	—	—	—	(0.18)	—
Return of capital	—	(0.04)	—	—	—
Redemption fees	0.00 (5)	—	0.00 (5)	0.00 (5)	0.00	(5)
Total distributions	(0.08)	(0.06)	(0.21)	(0.39)	(0.13)
Net asset value, end of period	$9.76	$9.93	$9.13	$9.45	$11.44

Total return	(0.95)%	9.41%	(0.85)%	(14.42)%	9.95%

Supplemental data and ratios:
Net assets, end of period	$386,106,585	$393,296,150	$349,672,451	$683,852,979	$189,777,479
Ratio of expenses to average net assets (6):	1.20%	1.36%	1.11%	1.21%	1.22	%(7)
Ratio of net investment income to average net assets (8):	0.94%	1.38%	2.82%	2.12%	2.11	%(7)
Portfolio turnover rate (9)	105.62%	100.64%	147.01%	197.96%	196.15%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated based on average shares outstanding.
(4)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)	Amount represents less than $0.005 per share.
(6)
The ratio of expenses to average net assets includes dividends and interest on short positions.  The expense ratios excluding dividends and interest on short positions were 1.10% for the year ended September 30, 2011, 1.11% for the year ended September 30, 2010, 1.10% for the year ended September 30, 2009, 1.09% for the year ended September 30, 2008, and 1.08% for the period ended September 30, 2007.

(7)	Annualized.
(8)	The net investment income ratios include dividends and interest on short positions.
(9)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	63

Leuthold Global Fund - Retail
Financial Highlights

	Year Ended	Year Ended	Year Ended	Period from
	September 30,	September 30,	September 30,	July 1, 2008 (1)
	2011	2010	2009	through
	(Consolidated)	(Consolidated)	(Consolidated)	September 30, 2008
Per Share Data (2):
Net asset value, beginning of period	$10.18	$9.07	$8.51	$10.00
Income (loss) from investment operations:
Net investment income	0.08 (4)	0.07 (3)	0.09 (4)	0.03	(4)
Net realized and unrealized gains (losses) on investments and short positions	(0.17)	1.06	0.59	(1.52)
Total from investment operations	(0.09)	1.13	0.68	(1.49)

Less distributions:
From net investment income	(0.07)	(0.02)	(0.12)	—
From net realized gains	(0.50)	—	—	—
Redemption fees (5)	0.00	0.00	0.00	0.00
Total distributions	(0.57)	(0.02)	(0.12)	—
Net asset value, end of period	$9.52	$10.18	$9.07	$8.51

Total return	(1.33)%	12.39%	8.28%	(14.04)%

Supplemental data and ratios:
Net assets, end of period	$152,292,208	$98,906,854	$58,120,794	$19,940,804
Ratio of expenses to average net assets (6):	1.74%	1.93%	1.82%	1.83	%(7)
Ratio of net investment income to average net assets (8):	0.83%	0.78%	1.56%	2.01	%(7)
Portfolio turnover rate (9)	123.51%	140.87%	152.90%	62.34%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated based on average shares outstanding.
(4)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)	Amount represents less than $0.005 per share.
(6)
The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratios excluding dividends and interest on short positions were 1.55% for the year ended September 30, 2011, 1.65% for the year ended Septemeber 30, 2010, 1.77% for the year ended September 30, 2009, and 1.83% for the period ended September 30, 2008.

(7)	Annualized.
(8)	The net investment income ratios include dividends and interest on short positions.
(9)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

64	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund - Institutional
Financial Highlights

	Year Ended	Year Ended	Year Ended	Period from
	September 30,	September 30,	September 30,	April 30, 2008 (1)
	2011	2010	2009	through
	(Consolidated)	(Consolidated)	(Consolidated)	September 30, 2008
Per Share Data (2):
Net asset value, beginning of period	$10.20	$9.08	$8.51	$10.00
Income (loss) from investment operations:
Net investment income	0.10 (4)	0.09 (3)	0.11 (4)	0.04	(4)
Net realized and unrealized gains (losses) on investments and short positions	(0.17)	1.06	0.59	(1.53)
Total from investment operations	(0.07)	1.15	0.70	(1.49)

Less distributions:
From net investment income	(0.09)	(0.03)	(0.13)	—
From net realized gains	(0.50)	—	—	—
Redemption fees	0.00 (5)	—	—	—
Total distributions	(0.59)	(0.03)	(0.13)	—
Net asset value, end of period	$9.54	$10.20	$9.08	$8.51

Total return	(1.11)%	12.52%	8.63%	(14.90)%

Supplemental data and ratios:
Net assets, end of year	$292,447,586	$190,739,466	$121,650,446	$51,045,894
Ratio of expenses to average net assets (6):	1.57%	1.75%	1.57%	1.61	%(7)
Ratio of net investment income to average net assets (8):	1.01%	0.97%	1.80%	2.20	%(7)
Portfolio turnover rate (9)	123.51%	140.87%	152.90%	62.34%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated based on average shares outstanding.
(4)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)	Amount represents less than $0.005 per share.
(6)
The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratios excluding dividends and interest on short positions were 1.38% for the year ended September 30, 2011, 1.47% for the year ended September 30, 2010, 1.53% for the year ended September 30, 2009, and 1.60% for the period ended September 30, 2008.

(7)	Annualized.
(8)	The net investment income ratios include dividends and interest on short positions.
(9)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	65

Leuthold Select Industries Fund
Financial Highlights

	Year Ended		Year Ended	Year Ended		Year Ended		Year Ended
	September 30,		September 30,	September 30,		September 30,		September 30,
	2011		2010	2009		2008		2007
Per Share Data (1):
Net asset value, beginning of year	$11.80		$12.82	$13.03		$21.94		$17.25
Income (loss) from investment operations:
Net investment income (loss)	(0.05	) (3)	0.03 (2)	(0.04	) (3)	(0.04	) (3)	0.13 (3)
Net realized and unrealized gains (losses) on investments	(0.95)		(1.03)	(0.17)		(3.15)		4.98
Total from investment operations	(1.00)		(1.00)	(0.21)		(3.19)		5.11

Less distributions:
From net investment income	(0.02)		(0.02)	—		(0.06)		(0.12)
From net realized gains	—		—	—		(5.63)		(0.30)
Return of capital	—		—	—		(0.03)		—
Total distributions	(0.02)		(0.02)	—		(5.72)		(0.42)
Net asset value, end of year	$10.78		$11.80	$12.82		$13.03		$21.94

Total return	(8.60)%		(7.76)%	(1.69)%		(18.90)%		30.12%

Supplemental data and ratios:
Net assets, end of year	$16,278,535		$39,088,487	$47,543,360		$42,632,379		$74,020,005
Ratio of expenses to average net assets:	1.40%		1.30%	1.38%		1.30%		1.29%
Ratio of net investment income (loss) to average net assets:	(0.24)%		0.24%	(0.38)%		(0.11)%		0.61%
Portfolio turnover rate	109.26%		178.24%	164.20%		139.89%		132.08%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

66	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund - Retail
Financial Highlights

		Period from
		May 17, 2010 (1)
	Year Ended	through
	September 30, 2011	September 30, 2010
Per Share Data (2):
Net asset value, beginning of period	$11.01	$10.00
Income (loss) from investment operations:
Net investment income (3)	0.06	0.00	(4)
Net realized and unrealized gains (losses) on investments	(1.16)	1.01
Total from investment operations	(1.10)	1.01

Less distributions:
From net investment income	(0.06)	—
From net realized gains	(0.08)	—
Redemption fees	0.00 (4)	—
Total distributions	(0.14)	—
Net asset value, end of period	$9.77	$11.01

Total return	(10.23)%	10.10%

Supplemental data and ratios:
Net assets, end of period	$5,377,373	$5,850,019
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.96%	4.42	%(5)
After expense reimbursement or recovery	2.04%	1.96	%(5)
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	0.60%	(2.29	)%(5)
After expense reimbursement or recovery	0.52%	0.17	%(5)
Portfolio turnover rate	179.57%	112.58%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)	Annualized.

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	67

Leuthold Global Industries Fund - Institutional
Financial Highlights

		Period from
		May 17, 2010 (1)
	Year Ended	through
	September 30, 2011	September 30, 2010
Per Share Data (2):
Net asset value, beginning of period	$11.01	$10.00
Income (loss) from investment operations:
Net investment income(3)	0.09	0.01
Net realized and unrealized gains (losses) on investments	(1.15)	1.00
Total from investment operations	(1.06)	1.01

Less distributions:
From net investment income	(0.10)	—
From net realized gains	(0.08)	—
Total distributions	(0.18)	—
Net asset value, end of period	$9.77	$11.01

Total return	(9.92)%	10.10%

Supplemental data and ratios:
Net assets, end of period	$14,904,617	$3,870,245
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.71%	4.17	%(4)
After expense reimbursement or recovery	1.79%	1.71	%(4)
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	0.85%	(2.04	)%(4)
After expense reimbursement or recovery	0.77%	0.42	%(4)
Portfolio turnover rate	179.57%	112.58%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Annualized.

68	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Global Clean Technology Fund - Retail
Financial Highlights

			Period from
			July 22, 2009 (1)
	Year Ended	Year Ended	through
	September 30, 2011	September 30, 2010	September 30, 2009
Per Share Data (2):
Net asset value, beginning of period	$10.30	$11.52	$10.00
Income (loss) from investment operations:
Net investment loss (3)	(0.12)	(0.14)	(0.01)
Net realized and unrealized gains (losses) on investments	(2.52)	(1.08)	1.53
Total from investment operations	(2.64)	(1.22)	1.52

Less distributions:
From net investment income	—	—	—
From net realized gains	—	—	—
Redemption fees (4)	0.00	0.00	0.00
Total distributions	—	—	—
Net asset value, end of period	$7.66	$10.30	$11.52

Total return	(25.63)%	(10.59)%	15.20%

Supplemental data and ratios:
Net assets, end of period	$8,026,453	$11,926,464	$2,170,237
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.85%	1.75%	3.67	%(5)
After expense reimbursement or recovery	1.85%	1.84%	2.07	%(5)
Ratio of net investment loss to average net assets:
Before expense reimbursement or recovery	(1.05)%	(1.23)%	(3.35	)%(5)
After expense reimbursement or recovery	(1.05)%	(1.32)%	(1.75	)%(5)
Portfolio turnover rate	113.07%	62.17%	22.50%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)	Annualized.

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	69

Leuthold Global Clean Technology Fund - Institutional
Financial Highlights

			Period from
			July 22, 2009 (1)
	Year Ended	Year Ended	through
	September 30, 2011	September 30, 2010	September 30, 2009
Per Share Data (2):
Net asset value, beginning of period	$10.33	$11.52	$10.00
Income (loss) from investment operations:
Net investment loss(3)	(0.11)	(0.11)	(0.03)
Net realized and unrealized gains (losses) on investments	(2.52)	(1.08)	1.55
Total from investment operations	(2.63)	(1.19)	1.52

Less distributions:
From net investment income	—	—	—
From net realized gains	—	—	—
Redemption fees	0.00 (4)	—	—
Total distributions	—	—
Net asset value, end of period	$7.70	$10.33	$11.52

Total return	(25.46)%	(10.33)%	15.20%

Supplemental data and ratios:
Net assets, end of period	$8,111,351	$15,459,512	$6,458,943
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.60%	1.51%	3.42	%(5)
After expense reimbursement or recovery	1.60%	1.60%	1.82	%(5)
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	(0.80)%	(0.99)%	(3.11	)%(5)
After expense reimbursement or recovery	(0.80)%	(1.08)%	(1.51	)%(5)
Portfolio turnover rate	113.07%	62.17%	22.50%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)	Annualized.

70	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Hedged Equity Fund - Retail
Financial Highlights

					Period from
					July 22, 2009 (1)
	Year Ended		Year Ended		through
	September 30, 2011		September 30, 2010		September 30, 2009
Per Share Data (2):
Net asset value, beginning of period	$8.69		$9.56		$10.00
Loss from investment operations:
Net investment loss	(0.20	) (3)	(0.18	) (3)	(0.02	) (4)
Net realized and unrealized losses on investments and short positions	(0.09)		(0.69)		(0.42)
Total from investment operations	(0.29)		(0.87)		(0.44)

Less distributions:
From net investment income	—		—		—
From net realized gains	—		—		—
Redemption fees (5)	0.00		0.00		0.00
Total distributions	—		—		—
Net asset value, end of period	$8.40		$8.69		$9.56

Total return	(3.34)%		(9.10)%		(4.40)%

Supplemental data and ratios:
Net assets, end of period	$4,882,593		$4,523,612		$593,636
Ratio of expenses to average net assets:
Before expense reimbursement (6)	3.78%		3.53%		17.77	%(7)
After expense reimbursement (6)	2.94%		2.80%		2.69	%(7)
Ratio of net investment loss to average net assets:
Before expense reimbursement (8)	(3.17)%		(2.77)%		(17.27	)%(7)
After expense reimbursement (8)	(2.33)%		(2.04)%		(2.19	)%(7)
Portfolio turnover rate (9)	159.06%		260.05%		34.06%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment loss per share is calculated based on average shares outstanding.
(4)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)	Amount represents less than $0.005 per share.
(6)
The ratio of expenses to average net assets includes dividends and interest on short positions.  The before expense reimbursement and after expense reimbursement ratios excluding dividends and interest on short positions were 3.07% and 2.23%, respectively, for the year ended September 30, 2011, 2.97% and 2.24%, respectively, for the year ended September 30, 2010, and 17.47% and 2.37%, respectively, for the period ended September 30, 2009.

(7)	Annualized.
(8)	The net investment loss ratios include dividends and interest on short positions.
(9)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	71

Leuthold Hedged Equity Fund - Institutional
Financial Highlights

					Period from
					July 22, 2009 (1)
	Year Ended		Year Ended		through
	September 30, 2011		September 30, 2010		September 30, 2009

Per Share Data (2):
Net asset value, beginning of period	$8.69		$9.57		$10.00
Loss from investment operations:
Net investment loss	(0.18	)(3)	(0.17	)(3)	(0.01	)(4)
Net realized and unrealized losses on investments and short positions	(0.09)		(0.71)		(0.42)
Total from investment operations	(0.27)		(0.88)		(0.43)

Less distributions:
From net investment income	—		—		—
From net realized gains	—		—		—
Total distributions	—		—		—
Net asset value, end of period	$8.42		$8.69		$9.57

Total return	(3.11)%		(9.20)%		(4.30)%

Supplemental data and ratios:
Net assets, end of period	$1,171,580		$65,876		$1,516,166
Ratio of expenses to average net assets:
Before expense reimbursement (5)	3.53%		3.28%		17.53	%(6)
After expense reimbursement (5)	2.69%		2.55%		2.44	%(6)
Ratio of net investment loss to average net assets:
Before expense reimbursement (7)	(2.92)%		(2.52)%		(17.04	)%(6)
After expense reimbursement (7)	(2.08)%		(1.79)%		(1.95	)%(6)
Portfolio turnover rate (8)	159.06%		260.05%		34.06%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment loss per share is calculated based on average shares outstanding.
(4)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)
The ratio of expenses to average net assets includes dividends and interest on short positions.  The before expense reimbursement and after expense reimbursement ratios excluding dividends and interest on short positions were 2.82% and 1.98%, respectively, for the year ended September 30, 2011, 2.72% and 1.99%, respectively, for the year ended September 30, 2010, and 17.22% and 2.15%, respectively, for the period ended September 30, 2009.

(6)	Annualized.
(7)	The net investment loss ratios include dividends and interest on short positions.
(8)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

72	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund
Financial Highlights

	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	September 30,		September 30,		September 30,		September 30,	September 30,
	2011		2010(1)		2009(1)		2008(1)	2007(1)

Per Share Data (2):
Net asset value, beginning of year	$16.48		$19.00		$29.28		$19.52	$22.76
Income (loss) from investment operations:
Net investment income (loss)	(0.43	)(3)	(0.48	)(3)	(0.88	)(4)	0.48 (4)	1.24 (4)
Net realized and unrealized gains (losses) on investments and short positions	0.09		(2.04)		(7.88)		9.76	(3.24)
Total from investment operations	(0.34)		(2.52)		(8.76)		10.24	(2.00)

Less distributions:
From net investment income	—		—		(0.04)		(0.48)	(1.24)
From net realized gains	—		—		(0.76)		—	—
Return of capital	—		—		(0.72)		—	—
Total distributions	—		—		(1.52)		(0.48)	(1.24)
Net asset value, end of year	$16.14		$16.48		$19.00		$29.28	$19.52

Total return	(2.06)%		(13.26)%		(32.54)%		53.43%	(8.82)%

Supplemental data and ratios:
Net assets, end of year	$263,448,083		$196,552,242		$86,244,258		$135,738,825	$76,664,501
Ratio of expenses to average net assets(5):	3.01%		2.72%		3.53%		3.21%	2.86%
Ratio of net investment income to average net assets(6):	(3.01)%		(2.71)%		(2.83)%		2.01%	6.40%
Portfolio turnover rate (7)	0.00%		0.00%		0.00%		0.00%	0.00%

(1)	Per share data adjusted for 1:4 reverse split completed as of May 20, 2011.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment loss per share is calculated based on average shares outstanding.
(4)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)
The ratio of expenses to average net assets includes dividends and interest on short positions.  The expense ratios excluding dividends and interest on short positions were 1.53% for the year ended September 30, 2011, 1.49% for the year ended September 30, 2010, 1.47% for the year ended September 30, 2009, 1.50% for the year ended September 30, 2008, and 1.61% for the year ended September 30, 2007.

(6)	The net investment income (loss) ratios include dividends and interest on short positions.
(7)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	73

Leuthold Core Investment Fund
Consolidated Schedule of Investments
September 30, 2011

	Shares	Fair Value

COMMON STOCKS - 49.15%
Auto Components - 0.03%
Minth Group, Ltd. (b)	338,000	$309,901
Beverages - 0.07%
Tsingtao Brewery Co., Ltd. (b)	120,000	664,920
Biotechnology - 2.77%
Alexion Pharmaceuticals, Inc. (a)	51,022	3,268,469
Amgen, Inc. (a)	61,174	3,361,511
Biogen Idec, Inc. (a)	35,836	3,338,124
BioMarin Pharmaceutical, Inc. (a)	87,269	2,781,263
Celgene Corp. (a)	60,974	3,775,510
Cepheid, Inc. (a)	79,363	3,081,665
Gilead Sciences, Inc. (a)	86,763	3,366,405
Pharmasset, Inc. (a)	38,876	3,202,216
Sino Biopharmaceutical (b)	368,000	105,381
United Therapeutics Corp. (a)	43,078	1,614,994
		27,895,538
Capital Markets - 1.43%
Credit Suisse Group AG - ADR	200,079	5,250,073
Deutsche Bank AG (b)	143,133	4,953,833
UBS AG (a)(b)	370,402	4,233,695
		14,437,601
Chemicals - 3.49%
Agrium, Inc. (b)	46,685	3,112,022
American Vanguard Corp.	79,005	881,696
CF Industries Holdings, Inc.	32,833	4,051,264
China BlueChemical, Ltd. (b)	3,784,000	2,925,197
Monsanto Co.	79,518	4,774,261
Mosaic Co.	110,813	5,426,513
Potash Corp. of Saskatchewan, Inc. (b)	131,334	5,676,255
Scotts Miracle-Gro Co. - Class A	65,154	2,905,868
Sociedad Quimica y Minera de Chile SA - ADR	56,432	2,698,014
Terra Nitrogen Co. LP	18,982	2,741,760
		35,192,850
Construction Materials - 0.08%
Semen Gresik Persero Tbk PT (b)	893,000	843,220
Distributors - 0.21%
Jardine Cycle & Carriage, Ltd. (b)	66,000	2,118,419
Diversified Consumer Services - 0.12%
New Oriental Education & Technology Group - ADR (a)	51,620	1,185,711
Diversified Financial Services - 2.25%
Bank of America Corp.	644,356	3,943,459
Citigroup, Inc.	222,139	5,691,201
ING Groep N.V. - ADR (a)	811,088	5,718,171
JPMorgan Chase & Co.	243,686	7,339,822
		22,692,653
Electronic Equipment, Instruments & Components - 1.84%
Avnet, Inc. (a)	105,683	2,756,213
Flextronics International, Ltd. (a)(b)	148,263	834,721
IPG Photonics Corp. (a)	49,250	2,139,420
Jabil Circuit, Inc.	281,136	5,001,409
Molex, Inc.	53,354	1,086,821
SYNNEX Corp. (a)	44,633	1,169,385
TE Connectivity, Ltd. (b)	77,466	2,179,893
Tech Data Corp. (a)	44,633	1,929,484
TTM Technologies, Inc. (a)	154,420	1,468,534
		18,565,880
Energy Equipment & Services - 4.23%
Atwood Oceanics, Inc. (a)	135,438	4,653,650
Ensco PLC - ADR	154,420	6,243,200
Helmerich & Payne, Inc.	154,420	6,269,452
Noble Corp. (b)	160,576	4,712,906
Patterson-UTI Energy, Inc.	311,917	5,408,641
Precision Drilling Corp. (a)(b)	325,256	2,696,372
Rowan Companies, Inc. (a)	194,948	5,885,480
Seadrill, Ltd. (b)	137,490	3,785,100
Transocean, Ltd. (b)	62,589	2,987,999
		42,642,800

74	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2011

	Shares	Fair Value

Food & Staples Retailing - 0.27%
CP ALL PCL (b)	1,756,100	$2,711,687
Food Products - 0.44%
Golden Agri-Resources, Ltd. (b)	8,276,000	3,891,536
Uni-President China Holdings, Ltd. (b)	1,017,000	555,031
		4,446,567
Health Care Equipment & Supplies - 0.49%
Mindray Medical International, Ltd. - ADR	100,753	2,378,778
Shandong Weigao Group Medical Polymer Co., Ltd. (b)	1,204,000	1,354,373
Supermax Corp. Bhd (b)	865,250	693,826
Top Glove Corp. Bhd (b)	427,200	549,974
		4,976,951
Health Care Providers & Services - 9.77%
Aetna, Inc.	330,386	12,009,531
AMERIGROUP Corp. (a)	206,471	8,054,434
CIGNA Corp.	268,504	11,261,058
Coventry Health Care, Inc. (a)	395,403	11,391,560
Healthspring, Inc. (a)	266,896	9,731,028
Humana, Inc.	183,020	13,311,045
Magellan Health Services, Inc. (a)	121,073	5,847,826
Shanghai Pharmaceuticals Holding Co., Ltd. (a)(b)	619,000	1,348,106
Sinopharm Group Co., Ltd. (b)	341,600	910,214
UnitedHealth Group, Inc.	295,311	13,619,743
WellPoint, Inc.	169,297	11,051,708
		98,536,253
Hotels, Restaurants & Leisure - 0.18%
Gourmet Master Co., Ltd. (b)	260,400	1,815,751
Household Durables - 0.16%
Woongjin Coway Co., Ltd. (b)	50,170	1,635,353
Internet & Catalog Retail - 0.13%
GS Home Shopping, Inc. (b)	14,876	1,351,158
Internet Software & Services - 0.92%
Baidu, Inc. - ADR (a)	56,531	6,043,729
Daum Communications Corp. (b)	10,871	1,323,290
Netease.com, Inc. - ADR (a)	25,900	988,344
Tencent Holdings, Ltd. (b)	42,200	889,801
		9,245,164
Leisure Equipment & Products - 0.43%
Polaris Industries, Inc.	86,188	4,306,814
Machinery - 1.37%
Cummins, Inc.	33,859	2,764,926
United Tractors Tbk PT (b)	2,361,500	5,910,467
Weichai Power Co., Ltd. (b)	1,115,000	5,133,003
		13,808,396
Media - 0.77%
BEC World PCL (b)	2,242,200	2,650,824
Cheil Worldwide, Inc. (b)	126,700	2,005,819
Focus Media Holding, Ltd. - ADR (a)	41,470	696,281
Global Mediacom Tbk PT (b)	3,618,000	337,516
Lopez Holdings Corp. (b)	1,836,700	184,825
MCOT PCL (b)	312,600	274,034
Media Nusantara Citra Tbk PT (b)	11,256,000	1,306,157
Media Prima Bhd (b)	238,300	164,216
Star Publications Malaysia Bhd (b)	95,899	94,622
		7,714,294

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	75

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2011

	Shares	Fair Value

Metals & Mining - 3.74%
Alcoa, Inc.	682,833	$6,534,712
Allegheny Technologies, Inc.	61,563	2,277,215
Aluminum Corp. of China, Ltd. - ADR	122,612	1,280,069
Century Aluminum Co. (a)	166,732	1,490,584
Cliffs Natural Resources, Inc.	77,466	3,963,935
Kaiser Aluminum Corp.	63,615	2,816,872
Noranda Aluminum Holding Corp. (a)	144,159	1,203,728
POSCO - ADR	43,291	3,290,549
Reliance Steel & Aluminum Co.	74,901	2,547,383
Schnitzer Steel Industries Inc. - Class A	50,276	1,850,157
Steel Dynamics, Inc.	199,566	1,979,695
Vale SA - ADR	302,683	6,901,172
Worthington Industries, Inc.	115,943	1,619,724
		37,755,795
Multiline Retail - 4.45%
Dillard's, Inc. - Class A	192,383	8,364,813
Golden Eagle Retail Group, Ltd. (b)	1,270,000	2,609,343
JC Penney Co., Inc.	218,034	5,838,951
Kohl's Corp.	172,888	8,488,801
Macy's, Inc.	369,889	9,735,479
New World Department Store China, Ltd. (b)	946,000	529,645
Nordstrom, Inc.	183,149	8,366,246
Parkson Holdings Bhd (b)	503,182	895,246
		44,828,524
Oil, Gas & Consumable Fuels – 0.48%
Banpu PCL (b)	285,200	4,807,618
Personal Products – 0.24%
Amorepacific Corp. (b)	2,446	2,441,744
Pharmaceuticals - 6.68%
AstraZeneca PLC - ADR	94,396	4,187,407
Bristol-Myers Squibb Co.	171,862	5,393,030
Celltrion, Inc. (b)	30,248	1,133,610
China Pharmaceutical Group, Ltd. (b)	920,000	224,465
China Shineway Pharmaceutical Group, Ltd. (b)	422,000	522,393
Eli Lilly & Co.	126,716	4,684,690
Endo Pharmaceuticals Holdings, Inc. (a)	106,709	2,986,785
Forest Laboratories, Inc. (a)	173,401	5,339,017
Jazz Pharmaceuticals, Inc. (a)	88,753	3,685,024
Johnson & Johnson	81,571	5,196,888
Kalbe Farma Tbk PT (b)	801,500	296,345
Medicines Co. (a)	92,344	1,374,079
Medicis Pharmaceutical Corp. - Class A	88,753	3,237,709
Merck & Co., Inc.	132,360	4,329,496
Novartis AG - ADR	87,214	4,863,925
Pfizer, Inc.	259,589	4,589,533
Questcor Pharmaceuticals, Inc. (a)	49,250	1,342,555
Shire PLC - ADR	48,737	4,577,866
Tong Ren Tang Technologies Co., Ltd. (b)	405,000	379,652
United Laboratories International Holdings, Ltd. (b)	814,000	626,122
Viropharma, Inc. (a)	115,430	2,085,820
Watson Pharmaceuticals, Inc. (a)	92,344	6,302,478
		67,358,889

76	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2011

	Shares	Fair Value
Semiconductors & Semiconductor Equipment - 0.36%
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	175,200	$2,002,536
United Microelectronics Corp. - ADR	871,700	1,664,947
		3,667,483
Specialty Retail - 0.53%
Best Buy Co., Inc.	161,602	3,765,327
DSW, Inc. - Class A	34,886	1,611,035
		5,376,362
Textiles, Apparel & Luxury Goods - 0.54%
361 Degrees International, Ltd. (b)	1,469,000	701,734
Fossil, Inc. (a)	36,425	2,952,610
Pou Chen Corp. (b)	2,535,000	1,838,343
		5,492,687
Transportation Infrastructure - 0.44%
Jasa Marga PT (b)	4,795,000	2,168,387
Zhejiang Expressway Co., Ltd. (b)	3,670,000	2,238,552
		4,406,939
Water Utilities - 0.17%
Guangdong Investment, Ltd. (b)	2,660,000	1,663,482
Wireless Telecommunication Services - 0.07%
Globe Telecom, Inc. (b)	34,830	707,354
TOTAL COMMON STOCKS (Cost $530,723,802)		$495,604,758

PREFERRED STOCKS - 0.19%
Metals & Mining - 0.19%
Gerdau SA - ADR	266,259	$1,898,427
TOTAL PREFERRED STOCKS (Cost $2,684,370)		$1,898,427

INVESTMENT COMPANIES - 4.51%
Exchange Traded Funds - 4.51%
iShares Barclays Intermediate Credit Bond Fund	112,637	$12,040,895
iShares iBoxx Investment Grade Corporate Bond Fund	202,736	22,775,362
WisdomTree Emerging Markets Local Debt Fund	222,262	10,693,025
TOTAL INVESTMENT COMPANIES
(Cost $45,474,905)		$45,509,282

	Troy Ounces	Fair Value
PRECIOUS METALS - 4.57%
Gold Bullion (a)	23,828	$38,656,164
Silver (a)	247,000	7,439,640
TOTAL PRECIOUS METALS
(Cost $24,514,868)		$46,095,804

	Principal
	Amount	Fair Value
CORPORATE BONDS - 3.99%
Beverages - 0.21%
Dr. Pepper Snapple Group, Inc.
2.900%, 01/15/2016	$2,036,000	$2,102,437
Chemicals - 0.21%
Dow Chemical Co.
7.600%, 05/15/2014	1,823,000	2,070,512
Diversified Financial Services - 0.21%
Export-Import Bank of Korea
8.125%, 01/21/2014 (b)	1,880,000	2,098,447
Diversified Telecommunication Services - 0.42%
AT&T, Inc.
5.100%, 09/15/2014	2,368,000	2,600,542
Cellco Partnership / Verizon
Wireless Capital LLC
5.550%, 02/01/2014	1,450,000	1,586,361
		4,186,903

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	77

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2011

		Principal
		Amount	Fair Value
Electric Utilities - 0.36%
Duke Energy Corp.
3.950%, 09/15/2014		$1,470,000	$1,561,622
Exelon Corp.
4.900%, 06/15/2015		1,932,000	2,091,181
			3,652,803
Industrial Conglomerates - 0.26%
General Electric Co.
5.250%, 12/06/2017		2,355,000	2,616,556
Media - 0.46%
DIRECTV Holdings LLC /
DIRECTV Financing Co., Inc.
7.625%, 05/15/2016		1,946,000	2,091,950
Time Warner Cable, Inc.
8.250%, 04/01/2019		2,028,000	2,539,512
			4,631,462
Metals & Mining - 0.61%
Freeport-McMoRan Copper & Gold, Inc.
8.375%, 04/01/2017		1,918,000	2,057,055
Nabors Industries, Inc.
9.250%, 01/15/2019		1,629,000	2,060,709
Teck Resources, Ltd.
10.750%, 05/15/2019 (b)		1,677,000	2,083,673
			6,201,437
Oil, Gas & Consumable Fuels - 0.53%
Anadarko Petroleum Corp.
5.950%, 09/15/2016		1,856,000	2,030,091
Enterprise Products Operating LP
5.600%, 10/15/2014		1,200,000	1,313,402
Petrobras International Finance Co.
6.125%, 10/06/2016 (b)		1,861,000	2,019,185
			5,362,678
Pharmaceuticals - 0.15%
Hospira, Inc.
6.050%, 03/30/2017		1,336,000	1,540,850
Semiconductors & Semiconductor Equipment - 0.15%
KLA-Tencor Corp.
6.900%, 05/01/2018		1,351,000	1,543,718
Tobacco - 0.21%
Altria Group, Inc.
9.700%, 11/10/2018		1,589,000	2,105,729
Wireless Telecommunications Services - 0.21%
Rogers Communications, Inc.
6.375%, 03/01/2014 (b)		1,902,000	2,111,249
TOTAL CORPORATE BONDS
(Cost $40,828,938)			$40,224,781

FOREIGN GOVERNMENT BONDS - 4.21%
Commonwealth of Australia (b)
6.000%, 02/15/2017	AUD	12,800,000	$13,669,411
Republic of Brazil (b)
12.500%, 01/05/2022	BRL	46,000,000	28,746,178
TOTAL FOREIGN GOVERNMENT BONDS
(Cost $35,230,977)			$42,415,589

78	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2011

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 18.46%
Money Market Funds - 18.46%
Fidelity Institutional Money Market Fund - Government Portfolio 0.01% (c)	186,192,878	$186,192,878
TOTAL SHORT-TERM INVESTMENTS
(Cost $186,192,878)		$186,192,878

Total Investments
(Cost $865,650,738) - 85.08%		$857,941,519
Other Assets in Excess of Liabilities - 14.92% (d)		150,509,046
TOTAL NET ASSETS - 100.00%		$1,008,450,565

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
AUDAustralian Dollar
BRL Brazilian Real
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2011.
(d)	All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	79

Leuthold Core Investment Fund
Consolidated Schedule of Securities Sold Short - (a)
September 30, 2011

	Shares	Fair Value
COMMON STOCKS - 12.02%
Aerospace & Defense - 0.06%
DigitalGlobe, Inc.	28,110	$546,177
Airlines - 0.39%
Delta Air Lines, Inc.	217,517	1,631,377
United Continental Holdings, Inc.	117,126	2,269,902
		3,901,279
Biotechnology - 0.14%
Onyx Pharmaceuticals, Inc.	46,400	1,392,464
Building Products - 0.39%
Lennox International, Inc.	32,726	843,676
Masco Corp.	144,283	1,027,295
Simpson Manufacturing Co., Inc.	47,481	1,183,701
USG Corp.	135,568	912,373
		3,967,045
Capital Markets - 0.53%
Greenhill & Co., Inc.	21,408	612,055
Jefferies Group, Inc.	87,244	1,082,698
Knight Capital Group, Inc. - Class A	106,967	1,300,719
Morgan Stanley	98,865	1,334,677
Stifel Financial Corp.	38,102	1,011,989
		5,342,138
Commercial Banks - 0.60%
Hancock Holding Co.	48,280	1,292,939
HDFC Bank, Ltd. - ADR	64,837	1,889,999
Iberiabank Corp.	14,253	670,746
International Bancshares Corp.	41,589	546,895
TCF Financial Corp.	125,208	1,146,905
Wintrust Financial Corp.	20,546	530,292
		6,077,776
Commercial Services & Supplies - 0.06%
Geo Group, Inc.	34,248	635,643
Communications Equipment - 0.05%
Viasat, Inc.	14,755	491,489
Construction & Engineering - 0.30%
Quanta Services, Inc	98,472	1,850,289
The Shaw Group, Inc.	52,464	1,140,567
		2,990,856
Construction Materials - 0.53%
Eagle Materials, Inc.	24,207	403,047
Martin Marietta Materials, Inc.	32,024	2,024,557
Texas Industries, Inc.	34,641	1,099,505
Vulcan Materials Co.	66,867	1,842,855
		5,369,964
Diversified Telecommunication Services - 0.30%
CenturyLink, Inc.	58,362	1,932,950
TW Telecom, Inc.	67,710	1,118,569
		3,051,519
Electric Utilities - 0.06%
Korea Electric Power Corp. - ADR	71,835	610,597
Electronic Equipment, Instruments & Components - 0.19%
Universal Display Corp	39,335	1,885,720
Food Products - 0.08%
Sanderson Farms, Inc.	16,000	760,000
Gas Utilities - 0.07%
WGL Holdings, Inc.	17,880	698,572
Health Care Equipment & Supplies - 0.42%
Align Technology, Inc.	33,966	515,264
HeartWare International, Inc.	8,985	578,724
Intuitive Surgical, Inc.	6,473	2,357,984
NxStage Medical, Inc.	38,643	806,093
		4,258,065

80	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Consolidated Schedule of Securities Sold Short - (a) (continued)
September 30, 2011

	Shares	Fair Value
Health Care Technology - 0.22%
Allscripts Healthcare Solutions, Inc.	123,157	$2,219,289
Hotels, Restaurants & Leisure - 0.43%
Ctrip.com International, Ltd. - ADR	55,440	1,782,951
Gaylord Entertainment Co.	48,258	933,310
Home Inns & Hotels Management, Inc. - ADR	49,003	1,262,807
Orient-Express Hotels Ltd. - Class A (b)	54,699	377,970
		4,357,038
Household Durables - 0.95%
D.R. Horton, Inc.	167,655	1,515,601
Lennar Corp. - Class A	107,924	1,461,291
MDC Holdings, Inc.	78,488	1,329,587
NVR, Inc.	2,701	1,631,350
Pulte Group, Inc.	291,046	1,149,632
Sony Corp. - ADR	80,206	1,523,914
Toll Brothers, Inc.	65,992	952,264
		9,563,639
Independent Power Producers & Energy Traders - 0.17%
Calpine Corp.	123,219	1,734,924
Industrial Conglomerates - 0.19%
Koninklijke Philips Electronics N.V. - NYS	105,806	1,898,160
Insurance - 0.86%
Aspen Insurance Holdings Ltd. (b)	33,725	777,024
First American Financial Corp.	44,682	571,930
Markel Corp.	2,115	755,330
Old Republic International Corp.	177,525	1,583,523
PartnerRe, Ltd. (b)	32,873	1,718,272
Platinum Underwriters Holdings, Ltd. (b)	19,051	585,818
RenaissanceRe Holdings, Ltd. (b)	31,817	2,029,924
Validus Holdings Ltd. (b)	26,812	668,155
		8,689,976
Internet Software & Services - 0.59%
Digital River, Inc.	21,089	437,175
Equinix, Inc.	25,677	2,280,888
VeriSign, Inc.	80,641	2,307,139
WebMD Health Corp.	29,853	900,068
		5,925,270
Media - 0.37%
Lamar Advertising Co. - Class A	27,943	475,869
New York Times Co. - Class A	260,628	1,514,249
Regal Entertainment Group - Class A	151,703	1,780,993
		3,771,111
Metals & Mining - 0.17%
Ivanhoe Mines, Ltd. (b)	125,515	1,719,556
Multi-Utilities - 0.21%
Integrys Energy Group, Inc.	43,097	2,095,376
Oil, Gas & Consumable Fuels - 0.59%
EOG Resources, Inc.	18,560	1,317,946
Inergy LP	35,132	879,003
InterOil Corp. (b)	31,523	1,535,801
McMoRan Exploration Co.	120,592	1,197,478
Teekay Corp. (b)	46,155	1,043,564
		5,973,792

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	81

Leuthold Core Investment Fund
Consolidated Schedule of Securities Sold Short - (a) (continued)
September 30, 2011
	Shares	Fair Value
Real Estate Investment Trusts (REITs) - 1.16%
Boston Properties, Inc.	23,699	$2,111,581
Brandywine Realty Trust	170,454	1,365,336
Corporate Office Properties Trust	57,546	1,253,352
Digital Realty Trust, Inc.	36,065	1,989,345
HCP, Inc.	55,312	1,939,239
Healthcare Realty Trust, Inc.	59,535	1,003,165
Ventas, Inc.	41,143	2,032,464
		11,694,482
Semiconductors & Semiconductor Equipment - 0.80%
Cree, Inc.	79,254	2,059,019
PMC - Sierra, Inc.	269,736	1,613,021
Power Integrations, Inc.	22,699	694,817
Rambus, Inc	155,484	2,176,776
Silicon Laboratories, Inc.	46,008	1,541,728
		8,085,361
Software - 0.57%
Concur Technologies, Inc.	25,312	942,113
Salesforce.com, Inc.	16,931	1,934,875
SuccessFactors, Inc.	94,667	2,176,394
Taleo Corp. - Class A	27,187	699,249
		5,752,631
Thrifts & Mortgage Finance - 0.17%
New York Community Bancorp, Inc.	140,453	1,671,391
Wireless Telecommunication Services - 0.40%
American Tower Corp. - Class A	39,275	2,112,995
Crown Castle International Corp.	47,743	1,941,708
		4,054,703
TOTAL COMMON STOCKS
(Proceeds $137,037,951)		$121,186,003

INVESTMENT COMPANIES - 5.89%
Exchange Traded Funds - 5.89%
iShares Russell 2000 Index Fund	160,000	$10,280,000
Powershares QQQ Trust Series 1	236,000	12,394,720
SPDR Dow Jones Industrial Average ETF Trust	87,931	9,576,565
SPDR S&P 500 ETF Trust	239,771	27,134,884
TOTAL INVESTMENT COMPANIES
(Proceeds $64,257,052)		$59,386,169
TOTAL SECURITIES SOLD SHORT
(Proceeds $201,295,003) - 17.91%		$180,572,172

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
NYS New York Registered Shares
(a)	All securities sold short are non-income producing.
(b)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.
82	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments
September 30, 2011
	Shares	Fair Value
COMMON STOCKS - 50.18%
Auto Components - 0.65%
Autoliv, Inc. (b)	46,348	$2,247,878
Cooper Tire & Rubber Co.	215,061	2,342,014
Minth Group, Ltd. (b)	332,000	304,400
TRW Automotive Holdings Corp. (a)	47,104	1,541,714
		6,436,006
Beverages - 0.89%
Molson Coors Brewing Co. - Class B	207,356	8,213,371
Tsingtao Brewery Co., Ltd. (b)	118,000	653,838
		8,867,209
Biotechnology - 0.01%
Sino Biopharmaceutical (b)	356,000	101,944
Chemicals - 1.63%
Agrium, Inc. (b)	46,856	3,123,421
Cabot Corp.	127,182	3,151,570
CF Industries Holdings, Inc.	35,204	4,343,821
China BlueChemical, Ltd. (b)	3,718,000	2,874,176
Kronos Worldwide, Inc.	43,634	701,635
Westlake Chemical Corp.	59,252	2,031,159
		16,225,782
Commercial Banks - 1.06%
Canadian Imperial Bank of Commerce (b)	48,145	3,361,484
M&T Bank Corp.	32,036	2,239,316
PNC Financial Services Group, Inc.	101,895	4,910,320
		10,511,120
Commercial Services & Supplies - 0.18%
Deluxe Corp.	95,448	1,775,333
Communications Equipment Manufacturing - 0.24%
Cisco Systems, Inc.	150,933	2,337,952
Computers & Peripherals - 0.42%
Seagate Technology PLC (b)	401,969	4,132,241
Construction Materials - 0.07%
Semen Gresik Persero Tbk PT (b)	778,000	734,630
Consumer Finance - 0.86%
Discover Financial Services	199,078	4,566,850
Ezcorp, Inc. - Class A (a)	139,445	3,979,760
		8,546,610
Distributors - 0.20%
Jardine Cycle & Carriage, Ltd. (b) 62,000		1,990,030
Diversified Consumer Services - 0.38%
DeVry, Inc.	71,648	2,648,110
New Oriental Education & Technology Group - ADR (a)	50,724	1,165,130
		3,813,240
Diversified Telecommunication Services - 1.54%
AT&T Inc.	251,680	7,177,913
Verizon Communications, Inc.	221,366	8,146,269
		15,324,182
Electric Utilities - 1.88%
Edison International	228,753	8,749,802
PPL Corp.	346,187	9,880,177
		18,629,979
Electronic Equipment, Instruments & Components - 1.54%
Arrow Electronics, Inc. (a)	253,008	7,028,562
Avnet, Inc. (a)	144,288	3,763,031
Jabil Circuit, Inc.	252,628	4,494,252
		15,285,845

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	83

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments (continued)
September 30, 2011

	Shares	Fair Value
Energy Equipment & Services - 0.68%
Ensco PLC - ADR	48,400	$1,956,812
RPC, Inc.	116,273	1,897,575
Seadrill, Ltd. (b)	105,716	2,910,362
		6,764,749
Food & Staples Retailing - 0.55%
CP ALL PCL (b)	1,630,300	2,517,433
Walgreen Co.	90,490	2,976,216
		5,493,649
Food Products - 2.28%
Archer-Daniels-Midland Co.	83,044	2,060,322
ConAgra Foods, Inc.	386,690	9,365,632
Darling International, Inc. (a)	293,039	3,689,361
Golden Agri-Resources, Ltd. (b)	8,227,000	3,868,495
Smithfield Foods, Inc. (a)	159,907	3,118,187
Uni-President China Holdings, Ltd. (b)	1,008,000	550,119
		22,652,116
Health Care Equipment & Supplies - 0.84%
Baxter International, Inc.	62,723	3,521,269
Mindray Medical International, Ltd. - ADR	98,898	2,334,982
Shandong Weigao Group Medical Polymer Co., Ltd. (b)	1,168,000	1,313,876
Supermax Corp. Bhd (b)	803,250	644,110
Top Glove Corp. Bhd (b)	396,600	510,580
		8,324,817
Health Care Providers & Services - 4.55%
Aetna, Inc.	267,937	9,739,510
AMERIGROUP Corp. (a)	83,300	3,249,533
AmerisourceBergen Corp.	112,059	4,176,439
Healthspring, Inc. (a)	166,105	6,056,188
Humana, Inc.	93,465	6,797,709
Shanghai Pharmaceuticals Holding Co., Ltd. (a)(b)	599,400	1,305,420
Sinopharm Group Co., Ltd. (b)	331,200	882,503
UnitedHealth Group, Inc.	146,219	6,743,620
WellPoint, Inc.	96,036	6,269,230
		45,220,152
Hotels, Restaurants & Leisure - 0.18%
Gourmet Master Co., Ltd. (b)	258,300	1,801,108

Household Durables - 0.15%
Woongjin Coway Co., Ltd. (b)	46,570	1,518,007

Industrial Conglomerates - 0.50%
3M Co.	40,503	2,907,710
General Electric Co.	133,227	2,030,380
		4,938,090
Insurance - 1.18%
ACE, Ltd. (b)	82,025	4,970,715
Chubb Corp.	39,739	2,383,943
Travelers Companies, Inc.	88,903	4,332,243
		11,686,901
Internet & Catalog Retail - 0.14%
GS Home Shopping, Inc. (b)	14,788	1,343,165

Internet Software & Services - 0.92%
Baidu, Inc. - ADR (a)	56,194	6,007,701
Daum Communications Corp. (b)	10,528	1,281,537
Netease.com, Inc. - ADR (a)	25,100	957,816
Tencent Holdings, Ltd. (b)	41,500	875,042
		9,122,096

84	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments (continued)
September 30, 2011

	Shares	Fair Value
IT Services - 0.14%
CACI International Inc. - Class A (a)	28,798	$1,438,172

Machinery - 3.02%
AGCO Corp. (a)	96,192	3,325,357
Caterpillar, Inc.	26,747	1,974,999
Eaton Corp.	124,422	4,416,981
Joy Global, Inc.	39,915	2,489,898
Parker Hannifin Corp.	54,294	3,427,580
Timken Co.	105,861	3,474,358
United Tractors Tbk PT (b)	2,320,500	5,807,850
Weichai Power Co., Ltd. (b)	1,108,000	5,100,778
		30,017,801
Media - 1.52%
BEC World PCL (b)	1,953,100	2,309,037
Cheil Worldwide, Inc. (b)	117,625	1,862,150
DIRECTV - Class A (a)	112,803	4,765,927
DISH Network Corp. - Class A (a)	125,942	3,156,107
Focus Media Holding, Ltd. - ADR (a)	40,160	674,286
Global Mediacom Tbk PT (b)	3,504,000	326,881
Lopez Holdings Corp. (b)	1,778,200	178,938
MCOT PCL (b)	302,700	265,356
Media Nusantara Citra Tbk PT (b)	10,901,000	1,264,962
Media Prima Bhd (b)	230,800	159,048
Star Publications Malaysia Bhd (b)	92,901	91,664
		15,054,356
Metals & Mining - 1.13%
Alcoa, Inc.	239,504	2,292,053
Cliffs Natural Resources, Inc.	53,550	2,740,154
Freeport-McMoRan Copper & Gold, Inc.	73,879	2,249,616
POSCO - ADR	22,630	1,720,106
Rio Tinto PLC - ADR	49,336	2,174,731
		11,176,660
Multiline Retail - 1.01%
Dillard's, Inc. - Class A	62,475	2,716,413
Golden Eagle Retail Group, Ltd. (b)	1,248,000	2,564,142
Macy's, Inc.	127,926	3,367,012
New World Department Store China, Ltd. (b)	930,000	520,687
Parkson Holdings Bhd (b)	467,125	831,095
		9,999,349
Multi-Utilities - 0.60%
Alliant Energy Corp.	153,097	5,921,792

Oil, Gas & Consumable Fuels - 5.30%
Banpu PCL (b)	283,500	4,778,961
Chevron Corp.	149,861	13,865,140
ConocoPhillips	142,669	9,033,801
Exxon Mobil Corp.	89,158	6,475,545
HollyFrontier Corp.	70,409	1,846,124
PetroChina Co., Ltd. - ADR	26,775	3,226,120
Royal Dutch Shell PLC - ADR	69,417	4,270,534
Sasol, Ltd. - ADR	23,800	966,280
Valero Energy Corp.	139,082	2,472,878
W&T Offshore, Inc.	213,953	2,943,993
Western Refining, Inc. (a)	223,622	2,786,330
		52,665,706
Personal Products - 0.60%
Amorepacific Corp. (b)	2,432	2,427,768
Herbalife, Ltd. (b)	65,946	3,534,706
		5,962,474

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	85

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments (continued)
September 30, 2011

	Shares	Fair Value
Pharmaceuticals - 4.95%
AstraZeneca PLC - ADR	59,863	$2,655,522
Celltrion, Inc. (b)	29,294	1,097,857
China Pharmaceutical Group, Ltd. (b)	904,000	220,561
China Shineway Pharmaceutical Group, Ltd. (b)	408,000	505,062
Eli Lilly & Co.	219,583	8,117,983
Forest Laboratories, Inc. (a)	106,605	3,282,368
Jazz Pharmaceuticals, Inc. (a)	96,936	4,024,783
Johnson & Johnson	146,728	9,348,041
Kalbe Farma Tbk PT (b)	776,500	287,102
Merck & Co., Inc.	143,162	4,682,829
Novo Nordisk A/S - ADR	43,138	4,293,094
Pfizer, Inc.	246,585	4,359,623
Shire PLC - ADR	56,029	5,262,804
Tong Ren Tang Technologies Co., Ltd. (b)	392,000	367,465
United Laboratories International Holdings, Ltd. (b)	788,000	606,123
		49,111,217
Semiconductors & Semiconductor Equipment - 3.13%
Applied Materials, Inc.	408,039	4,223,204
ASML Holding NV - ADR	98,175	3,390,964
Brooks Automation, Inc. (a)	278,805	2,272,261
Fairchild Semiconductor International, Inc. (a)	273,453	2,953,292
GT Advanced Technologies, Inc. (a)	198,086	1,390,564
Intel Corp.	183,211	3,907,891
Novellus Systems, Inc. (a)	142,305	3,879,234
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	174,200	1,991,106
Texas Instruments, Inc.	203,050	5,411,282
United Microelectronics Corp. - ADR	866,500	1,655,015
		31,074,813
Software - 0.38%
Check Point Software Technologies, Ltd. (a)(b)	71,152	3,753,980

Specialty Retail - 0.98%
Foot Locker, Inc.	167,592	3,366,923
Limited Brands, Inc.	87,884	3,384,413
Signet Jewelers, Ltd. (a)(b)	89,250	3,016,650
		9,767,986
Textiles, Apparel & Luxury Goods - 0.25%
361 Degrees International, Ltd. (b)	1,443,000	689,314
Pou Chen Corp. (b)	2,520,000	1,827,465
		2,516,779
Tobacco - 2.40%
British American Tobacco PLC - ADR	63,467	5,377,559
Lorillard, Inc.	29,006	3,210,964
Philip Morris International, Inc.	76,359	4,763,275
Reynolds American, Inc.	278,682	10,445,001
		23,796,799
Transportation Infrastructure - 0.44%
Jasa Marga PT (b)	4,766,500	2,155,499
Zhejiang Expressway Co., Ltd. (b)	3,606,000	2,199,515
		4,355,014
Water Utilities - 0.16%
Guangdong Investment, Ltd. (b)	2,576,000	1,610,951

Wireless Telecommunication Services - 0.65%
Globe Telecom, Inc. (b)	37,220	755,892
Vodafone Group PLC - ADR	223,913	5,743,368
		6,499,260
TOTAL COMMON STOCKS
(Cost $490,922,752)		$498,300,062
86	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments (continued)
September 30, 2011

	Shares	Fair Value

INVESTMENT COMPANIES - 4.31%
Exchange Traded Funds - 4.31%
iShares Barclays Intermediate Credit Bond Fund	105,525	$11,280,623
iShares iBoxx Investment Grade Corporate Bond Fund	188,027	21,122,953
WisdomTree Emerging Markets Local Debt Fund	216,825	10,431,451
TOTAL INVESTMENT COMPANIES (Cost $42,855,556)		$42,835,027

	Troy Ounces	Fair Value

PRECIOUS METALS - 4.56%
Gold Bullion (a)	23,394	$37,952,086
Silver (a)	244,000	7,349,280
TOTAL PRECIOUS METALS (Cost $24,006,584)		$45,301,366

	Principal
	Amount	Fair Value

CORPORATE BONDS - 3.98%
Beverages - 0.21%
Dr. Pepper Snapple Group, Inc. 2.900%, 01/15/2016	$2,001,000	$2,066,295
Chemicals - 0.21%
Dow Chemical Co. 7.600%, 05/15/2014	1,791,000	2,034,168
Diversified Financial Services - 0.21%
Export-Import Bank of Korea 8.125%, 01/21/2014 (b)	1,847,000	2,061,612

Diversified Telecommunication Services - 0.41%
AT&T, Inc.
5.100%, 09/15/2014	2,327,000	2,555,516
Cellco Partnership / Verizon Wireless Capital LLC 5.550%, 02/01/2014	1,425,000	1,559,010
		4,114,526
Electric Utilities - 0.36%
Duke Energy Corp.
3.950%, 09/15/2014	1,444,000	1,534,002
Exelon Corp.
4.900%, 06/15/2015	1,899,000	2,055,462
		3,589,464
Industrial Conglomerates - 0.26%
General Electric Co.
5.250%, 12/06/2017	2,314,000	2,571,002

Media - 0.46%
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
7.625%, 05/15/2016	1,912,000	2,055,400
Time Warner Cable, Inc.
8.250%, 04/01/2019	1,992,000	2,494,432
		4,549,832
Metals & Mining - 0.61%
Freeport-McMoRan Copper & Gold, Inc.
8.375%, 04/01/2017	1,884,000	2,020,590
Nabors Industries, Inc.
9.250%, 01/15/2019	1,600,000	2,024,024
Teck Resources, Ltd.
10.750%, 05/15/2019 (b)	1,648,000	2,047,640
		6,092,254

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	87

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments (continued)
September 30, 2011

	Principal
	Amount		Fair Value

Oil, Gas & Consumable Fuels - 0.53%
Anadarko Petroleum Corp.
5.950%, 09/15/2016		$1,823,000	$1,993,995
Enterprise Products Operating LP
5.600%, 10/15/2014		1,180,000	1,291,512
Petrobras International Finance Co.
6.125%, 10/06/2016 (b)		1,829,000	1,984,465
			5,269,972
Pharmaceuticals - 0.15%
Hospira, Inc.
6.050%, 03/30/2017		1,313,000	1,514,324

Semiconductors & Semiconductor
Equipment - 0.15%
KLA-Tencor Corp.
6.900%, 05/01/2018		1,327,000	1,516,294

Tobacco - 0.21%
Altria Group, Inc.
9.700%, 11/10/2018		1,561,000	2,068,623

Wireless Telecommunications Services - 0.21%
Rogers Communications, Inc.
6.375%, 03/01/2014 (b)		1,869,000	2,074,618

TOTAL CORPORATE BONDS
(Cost $40,116,575)			$39,522,984

FOREIGN GOVERNMENT BONDS - 4.19%

Commonwealth of Australia (b)
6.000%, 02/15/2017
	AUD	12,600,000	$13,455,827
Republic of Brazil (b)
12.500%, 01/05/2022
	BRL	45,000,000	28,121,260
TOTAL FOREIGN GOVERNMENT BONDS
(Cost $32,346,832)			$41,577,087

	Shares		Fair Value
SHORT-TERM INVESTMENTS - 17.64%
Money Market Funds - 17.64%
Fidelity Institutional Money
Market Fund - Government Portfolio 0.01% (c)		175,214,742	$175,214,742

TOTAL SHORT-TERM INVESTMENTS
(Cost $175,214,742)			$175,214,742

Total Investments
(Cost $805,463,041) - 84.86%			$842,751,268

Other Assets in Excess of Liabilities - 15.14% (d)			150,340,615
TOTAL NET ASSETS - 100.00%			$993,091,883

Percentages are stated as a percent of net assets.
ADRAmerican Depository Receipt
AUD	Australian Dollar
BRL	Brazilian Real
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2011.
(d)	All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC. .

88	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Asset Allocation Fund
Consolidated Schedule of Securities Sold Short - (a)
September 30, 2011

	Shares	Fair Value

COMMON STOCKS - 11.88%
Aerospace & Defense - 0.05%
DigitalGlobe, Inc.	27,331	$531,041

Airlines - 0.38%
Delta Air Lines, Inc.	211,489	1,586,167
United Continental Holdings, Inc.	113,855	2,206,510
		3,792,677
Biotechnology - 0.14%
Onyx Pharmaceuticals, Inc.	45,114	1,353,871

Building Products - 0.39%
Lennox International, Inc.	31,819	820,294
Masco Corp.	140,284	998,822
Simpson Manufacturing Co., Inc.	46,165	1,150,893
USG Corp.	131,811	887,088
		3,857,097
Capital Markets - 0.52%
Greenhill & Co., Inc.	20,815	595,101
Jefferies Group, Inc.	84,808	1,052,467
Knight Capital Group, Inc. -
Class A	104,002	1,264,664
Morgan Stanley	96,125	1,297,688
Stifel Financial Corp.	37,046	983,942
		5,193,862
Commercial Banks - 0.60%
Hancock Holding Co.	46,932	1,256,839
HDFC Bank, Ltd. – ADR	63,065	1,838,345
Iberiabank Corp.	13,864	652,440
International Bancshares Corp.	40,436	531,733
TCF Financial Corp.	121,737	1,115,111
Wintrust Financial Corp.	19,973	515,503
		5,909,971
Commercial Services & Supplies - 0.06%
Geo Group, Inc.	33,291	617,881

Communications Equipment - 0.05%
Viasat, Inc.	14,346	477,865
Construction & Engineering - 0.29%
Quanta Services, Inc.	95,743	1,799,011
The Shaw Group, Inc.	51,010	1,108,957
		2,907,968
Construction Materials - 0.53%
Eagle Materials, Inc.	23,536	391,875
Martin Marietta Materials, Inc.	31,129	1,967,975
Texas Industries, Inc.	33,681	1,069,035
Vulcan Materials Co.	65,834	1,814,385
		5,243,270
Diversified Telecommunication Services - 0.30%
CenturyLink, Inc.	56,732	1,878,964
TW Telecom, Inc.	65,834	1,087,578
		2,966,542
Electric Utilities - 0.06%
Korea Electric Power Corp. - ADR	69,844	593,674

Electronic Equipment, Instruments & Components - 0.18%
Universal Display Corp.	38,237	1,833,082

Food Products - 0.07%
Sanderson Farms, Inc.	15,554	38,815

Gas Utilities - 0.07%
WGL Holdings, Inc.	17,380	679,037

Health Care Equipment & Supplies - 0.42%
Align Technology, Inc.	33,017	500,868
HeartWare International, Inc.	8,736	562,686
Intuitive Surgical, Inc.	6,357	2,315,728
NxStage Medical, Inc.	37,564	783,585
		4,162,867

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	89

Leuthold Asset Allocation Fund
Consolidated Schedule of Securities Sold Short - (a) (continued)
September 30, 2011

	Shares	Fair Value
Health Care Technology - 0.22%
Allscripts Healthcare Solutions, Inc.	119,718	$2,157,318

Hotels, Restaurants & Leisure - 0.43%
Ctrip.com International, Ltd. - ADR	53,920	1,734,067
Gaylord Entertainment Co.	46,921	907,452
Home Inns & Hotels Management, Inc. - ADR	47,645	1,227,812
Orient-Express Hotels Ltd. - Class A (b)	53,183	367,494
		4,236,825
Household Durables - 0.94%
D.R. Horton, Inc.	163,009	1,473,601
Lennar Corp. - Class A	104,933	1,420,793
MDC Holdings, Inc.	76,313	1,292,742
NVR, Inc.	2,626	1,586,052
Pulte Group, Inc.	282,980	1,117,771
Sony Corp. - ADR	77,984	1,481,696
Toll Brothers, Inc.	64,163	925,872
		9,298,527
Independent Power Producers & Energy Traders - 0.17%
Calpine Corp.	119,804	1,686,840

Industrial Conglomerates - 0.19%
Koninklijke Philips Electronics N.V. - NYS	103,957	1,864,989

Insurance - 0.85%
Aspen Insurance Holdings Ltd. (b)	33,263	766,380
First American Financial Corp.	43,444	556,083
Markel Corp.	2,080	742,830
Old Republic International Corp.	172,604	1,539,628
PartnerRe, Ltd. (b)	31,962	1,670,654
Platinum Underwriters Holdings, Ltd. (b)	18,523	569,582
RenaissanceRe Holdings, Ltd. (b)	30,936	1,973,717
Validus Holdings Ltd. (b)	26,064	649,515
		8,468,389
Internet Software & Services - 0.58%
Digital River, Inc.	20,504	425,048
Equinix, Inc.	25,224	2,240,648
VeriSign, Inc.	76,705	2,194,530
WebMD Health Corp.	29,026	875,134
		5,735,360
Media - 0.37%
Lamar Advertising Co. - Class A	27,163	462,586
New York Times Co. - Class A	253,405	1,472,283
Regal Entertainment Group - Class A	148,297	1,741,007
		3,675,876
Metals & Mining - 0.17%
Ivanhoe Mines, Ltd. (b)	122,010	1,671,537

Multi-Utilities - 0.21%
Integrys Energy Group, Inc.	41,894	2,036,886

90	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Asset Allocation Fund
Consolidated Schedule of Securities Sold Short - (a) (continued)
September 30, 2011

	Shares	Fair Value
Oil, Gas & Consumable Fuels - 0.58%
EOG Resources, Inc.	18,046	$1,281,447
Inergy LP	34,158	854,633
InterOil Corp. (b)	30,649	1,493,219
McMoRan Exploration Co.	117,250	1,164,293
Teekay Corp. (b)	44,876	1,014,646
		5,808,238
Real Estate Investment Trusts (REITs) - 1.15%
Boston Properties, Inc.	23,283	2,074,515
Brandywine Realty Trust	165,730	1,327,497
Corporate Office Properties Trust	55,951	1,218,613
Digital Realty Trust, Inc.	35,065	1,934,185
HCP, Inc.	53,779	1,885,492
Healthcare Realty Trust, Inc.	57,885	975,362
Ventas, Inc.	39,994	1,975,704
		11,391,368
Semiconductors & Semiconductor Equipment - 0.79%
Cree, Inc.	77,992	2,026,232
PMC - Sierra, Inc.	262,260	1,568,315
Power Integrations, Inc.	22,079	675,838
Rambus, Inc.	151,142	2,115,988
Silicon Laboratories, Inc.	44,733	1,499,003
		7,885,376
Software - 0.56%
Concur Technologies, Inc.	24,610	915,984
Salesforce.com, Inc.	16,458	1,880,820
SuccessFactors, Inc.	92,024	2,115,632
Taleo Corp. - Class A	26,428	679,728
		5,592,164
Thrifts & Mortgage Finance - 0.16%
New York Community Bancorp, Inc.	136,561	1,625,076

Wireless Telecommunication Services - 0.40%
American Tower Corp. - Class A	38,178	2,053,976
Crown Castle International Corp.	46,410	1,887,495
		3,941,471
TOTAL COMMON STOCKS
(Proceeds $133,356,533)		$117,935,760

INVESTMENT COMPANIES - 5.81%
Exchange Traded Funds - 5.81%
iShares Russell 2000 Index Fund	155,600	$9,997,300
Powershares QQQ Trust Series 1	229,000	12,027,080
SPDR Dow Jones Industrial Average ETF Trust	85,476	9,309,191
SPDR S&P 500 ETF Trust	233,169	26,387,736

TOTAL INVESTMENT COMPANIES
(Proceeds $62,456,231)		$57,721,307

TOTAL SECURITIES SOLD SHORT
(Proceeds $195,812,764) - 17.69%		$175,657,067

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
NYS New York Registered Shares
(a)	All securities sold short are non-income producing.
(b)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	91

Leuthold Global Fund
Consolidated Schedule of Investments
September 30, 2011

	Shares	Fair Value
COMMON STOCKS - 46.13%
Auto Components - 3.85%
Autoliv, Inc. (b)	36,679	$1,778,932
Cheng Shin Rubber Industry Co., Ltd. (b)	724,000	1,522,835
Johnson Controls, Inc.	69,763	1,839,650
Kenda Rubber Industrial Co., Ltd. (b)	1,967,062	2,136,497
Lear Corp.	56,467	2,422,434
Leoni AG (b)	25,104	815,768
Minth Group, Ltd. (b)	1,656,000	1,518,330
Plastic Omnium SA (b)	118,573	2,867,382
TRW Automotive Holdings Corp. (a)	67,266	2,201,616
		17,103,444
Automobiles - 1.41%
Hyundai Motor Co. (b)	12,882	2,307,289
Thor Industries, Inc.	71,793	1,590,215
Volkswagen AG (b)	19,167	2,393,018
		6,290,522
Chemicals - 8.35%
Agrium, Inc. (b)	20,900	1,393,194
Arkema SA (b)	28,738	1,694,072
Ashland, Inc.	44,504	1,964,406
Bagfas Bandirma Gubre Fabrik (b)	12,553	1,144,928
Cabot Corp.	66,956	1,659,170
CF Industries Holdings, Inc.	13,592	1,677,117
China Petrochemical Development Corp. (b)	2,389,700	2,591,619
The Dow Chemical Co.	41,710	936,807
El du Pont de Nemours & Co.	24,586	982,702
Fuchs Petrolub AG (b)	49,121	2,045,694
Gubre Fabrikalari TAS (a)(b)	98,991	649,855
Hanwha Chemical Corp. (b)	40,220	885,963
Hanwha Corp. (b)	27,121	778,142
Hyosung Corp. (b)	16,193	762,881
Israel Corp., Ltd. (b)	1,309	881,926
K+S AG (b)	17,874	947,807
Mitsubishi Chemical Holdings Corp. (b)	207,000	1,419,720
Mosaic Co.	33,719	1,651,219
Olin Corp.	117,862	2,122,695
Scotts Miracle-Gro Co. - Class A	24,121	1,075,797
Sinopec Shanghai Petrochemical Co., Ltd. (b)	2,794,000	1,008,185
Solutia, Inc. (a)	57,101	733,748
Taekwang Industrial Co., Ltd. (b)	1,565	1,610,101
Taiwan Prosperity Chemical Corp. (b)	310,000	902,280
USI Corp. (b)	2,126,900	2,093,749
Westlake Chemical Corp.	49,884	1,710,023
Yara International ASA (b)	46,800	1,814,565
		37,138,365
Consumer Finance - 3.79%
Capital One Financial Corp.	57,864	2,293,150
Cash America International, Inc.	55,678	2,848,487
Credit Acceptance Corp. (a)	40,055	2,577,940
DFC Global Corp. (a)	46,292	1,011,480
Discover Financial Services	146,095	3,351,419
Ezcorp, Inc. - Class A (a)	33,634	959,914
International Personal Finance PLC (b)	300,740	1,047,223
Provident Financial PLC (b)	68,728	1,076,035
Samsung Card Co. (b)	46,832	1,685,563
		16,851,211

92	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2011

	Shares	Fair Value
Food Products - 3.35%
Archer-Daniels-Midland Co.	84,649	$2,100,142
Bunge, Ltd.	36,498	2,127,468
Charoen Pokphand Indonesia Tbk PT (b)	11,659,500	3,183,481
Golden Agri-Resources, Ltd. (b)	4,747,000	2,232,132
GrainCorp, Ltd. (b)	310,828	2,165,672
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT (b)	9,486,500	2,212,437
Tradewinds Malaysia Bhd (b)	369,900	900,273
		14,921,605
Health Care Providers & Services - 3.75%
Aetna, Inc.	56,582	2,056,756
AMERIGROUP Corp. (a)	23,396	912,678
CIGNA Corp.	48,192	2,021,172
Coventry Health Care, Inc. (a)	68,167	1,963,891
Health Net, Inc. (a)	48,410	1,147,801
Healthspring, Inc. (a)	29,954	1,092,123
Humana, Inc.	14,938	1,086,441
Magellan Health Services, Inc. (a)	23,254	1,123,168
UnitedHealth Group, Inc.	23,927	1,103,513
WellCare Health Plans, Inc. (a)	50,998	1,936,904
WellPoint, Inc.	34,206	2,232,968
		16,677,415
Insurance - 0.51%
Montpelier Re Holdings, Ltd. (b)	128,506	2,271,986
Machinery - 2.86%
Eaton Corp.	39,705	1,409,528
Ebara Corp. (b)	246,000	988,720
Fuji Machine Manufacturing Co., Ltd. (b)	51,700	928,361
Melrose PLC (b)	194,958	884,694
Mueller Industries, Inc.	68,224	2,632,764
Singamas Container Holdings, Ltd. (b)	2,794,000	470,008
SKF AB (b)	68,793	1,312,425
Snap-on, Inc.	21,211	941,768
Timken Co.	48,979	1,607,491
Trelleborg AB - Class B (b)	239,048	1,564,307
		12,740,066
Media - 2.18%
Cinemark Holdings, Inc.	141,129	2,664,516
Daiichikosho Co., Ltd. (b)	175,900	3,484,704
ProSiebenSat.1 Media AG (b)	143,560	2,559,965
TV Azteca SAB de CV (b)	1,824,901	971,108
		9,680,293
Oil, Gas & Consumable Fuels - 4.58%
Chevron Corp.	25,763	2,383,593
China Petroleum & Chemical Corp. - ADR	27,613	2,645,325
ConocoPhillips	38,826	2,458,462
Hess Corp.	29,915	1,569,341
Polskie Gornictwo Naftowe i Gazownictwo SA (b)	1,036,339	1,267,205
PTT PCL (b)	116,400	973,589
Repsol YPF SA (b)	74,703	1,999,660
Royal Dutch Shell PLC - ADR	38,593	2,374,241
Sasol, Ltd. - ADR	23,642	959,865
Statoil ASA - ADR	104,489	2,251,738
Suncor Energy, Inc. (b)	57,670	1,467,125
		20,350,144

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	93

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2011

	Shares	Fair Value
Paper & Forest Products - 0.11%
China Forestry Holdings Co., Ltd. (b)(e)(f)	2,484,000	$472,086
Semiconductors & Semiconductor
Equipment - 0.22%
ASM Pacific Technology, Ltd. (b)	98,300	971,968
Trading Companies & Distributors - 4.22%
Applied Industrial Technologies, Inc.	70,474	1,914,074
BayWa AG (b)	55,109	2,164,018
Hanwa Co., Ltd. (b)	621,000	2,834,072
JFE Shoji Holdings, Inc. (b)	557,842	2,487,977
LG International Corp. (b)	34,270	1,279,980
Nagase & Co., Ltd. (b)	207,000	2,584,481
Seven Group Holdings, Ltd. (b)	132,748	1,021,257
Toyota Tsusho Corp. (b)	148,700	2,585,332
WESCO International, Inc. (a)	56,351	1,890,576
		18,761,767
Water Utilities - 2.95%
American Water Works Co., Inc.	71,379	2,154,218
Beijing Enterprises Water Group, Ltd. (a)(b)	4,914,000	896,048
Cia de Saneamento Basico do Estado de Sao Paulo (b)	77,600	1,805,198
Cia de Saneamento de Minas Gerais-COPASA (b)	127,730	2,001,290
Guangdong Investment, Ltd. (b)	5,206,000	3,255,672
Hyflux, Ltd. (b)	1,002,000	1,141,509
Severn Trent PLC (b)	77,691	1,866,949
		13,120,884
Wireless Telecommunication Services - 4.00%
China Mobile, Ltd. (b)	220,000	2,178,134
Freenet AG (b)	97,311	1,147,665
KDDI Corp. (b)	291	2,022,248
M1, Ltd. (b)	673,000	1,265,831
MetroPCS Communications, Inc. (a)	105,782	921,361
Mobistar SA (b)	17,654	1,015,848
Rogers Communications, Inc. - Class B (b)	30,308	1,037,454
Softbank Corp. (b)	34,900	1,037,091
Telephone & Data Systems, Inc.	46,948	997,645
Tim Participacoes SA - ADR	82,176	1,936,067
Total Access Communication PCL (b)	909,100	2,164,176
Vodacom Group, Ltd. (b)	185,577	2,076,752
		17,800,272
TOTAL COMMON STOCKS (Cost $222,912,988)		$205,152,028

INVESTMENT COMPANIES - 5.94%

Exchange Traded Funds - 5.94%
iShares Barclays Intermediate Credit Bond Fund	118,940	$12,714,686
iShares iBoxx Investment Grade Corporate Bond Fund	29,534	3,317,850
iShares JPMorgan USD Emerging Markets Bond Fund	25,299	2,667,273
PowerShares Build America Bond Portfolio	95,819	2,761,504
PowerShares Emerging Markets Sovereign Debt Portfolio	102,078	2,668,319
WisdomTree Emerging Markets Local Debt Fund	47,817	2,300,476
TOTAL INVESTMENT COMPANIES (Cost $26,144,305)		$26,430,108

94	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2011

	Troy Ounces	Fair Value
PRECIOUS METALS - 4.52%
Gold Bullion (a)	10,378	$16,836,229
Silver (a)	109,000	3,283,080
TOTAL PRECIOUS METALS (Cost $13,949,548)		$20,119,309

	Principal
	Amount	Fair Value

CORPORATE BONDS - 3.94%
Beverages - 0.21%
Dr. Pepper Snapple Group, Inc. 2.900%, 01/15/2016	$886,000	$914,911
Chemicals - 0.20%
Dow Chemical Co. 7.600%, 05/15/2014	793,000	900,667
Diversified Financial Services - 0.20%
Export-Import Bank of Korea 8.125%, 01/21/2014 (b)	818,000	913,048
Diversified Telecommunication Services - 0.41%
AT&T, Inc. 5.100%, 09/15/2014	1,031,000	1,132,246
Cellco Partnership / Verizon Wireless Capital LLC 5.550%, 02/01/2014	631,000	690,340
		1,822,586
Electric Utilities - 0.36%
Duke Energy Corp. 3.950%, 09/15/2014	640,000	679,890
Exelon Corp. 4.900%, 06/15/2015	841,000	910,292
		1,590,182
Industrial Conglomerates - 0.26%
General Electric Co. 5.250%, 12/06/2017	1,025,000	1,138,841
Media - 0.45%
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 7.625%, 05/15/2016	847,000	910,525
Time Warner Cable, Inc. 8.250%, 04/01/2019	883,000	1,105,715
		2,016,240
Metals & Mining - 0.61%
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 04/01/2017	834,000	894,465
Nabors Industries, Inc. 9.250%, 01/15/2019	709,000	896,896
Teck Resources, Ltd. 10.750%, 05/15/2019 (b)	730,000	907,025
		2,698,386
Oil, Gas & Consumable Fuels - 0.52%
Anadarko Petroleum Corp. 5.950%, 09/15/2016	808,000	883,790
Enterprise Products Operating LP 5.600%, 10/15/2014	523,000	572,424
Petrobras International Finance Co. 6.125%, 10/06/2016 (b)	810,000	878,850
		2,335,064
Pharmaceuticals - 0.15%
Hospira, Inc. 6.050%, 03/30/2017	581,000	670,085
Semiconductors & Semiconductor Equipment - 0.15%
KLA-Tencor Corp. 6.900%, 05/01/2018	588,000	671,877
Tobacco - 0.21%
Altria Group, Inc. 9.700%, 11/10/2018	691,000	915,707

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	95

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2011

		Principal
		Amount	Fair Value

Wireless Telecommunications Services - 0.21%
Rogers Communications, Inc. 6.375%, 03/01/2014 (b)		$828,000	$919,092
TOTAL CORPORATE BONDS (Cost $17,769,622)			$17,506,686

UNITED STATES TREASURY
OBLIGATIONS - 1.26%
United States Treasury Inflation Indexed
Bonds - 1.26%
1.250%, 04/15/2014		$5,337,600	$5,592,385
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $5,481,367)			$5,592,385

FOREIGN GOVERNMENT BONDS - 3.02%
Commonwealth of Australia (b) 6.000%, 02/15/2017	AUD	5,000,000	$5,339,614
5.939%, 08/20/2020	AUD	2,522,625	4,346,303
Republic of Brazil (b) 12.500%, 01/05/2022	BRL	5,951,000	3,718,880
TOTAL FOREIGN GOVERNMENT BONDS (Cost $13,752,532)			$13,404,797

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 25.71%
Money Market Funds - 25.71%
Fidelity Institutional Money Market Fund - Government Portfolio 0.01% (c)	114,355,854	$114,355,854
TOTAL SHORT-TERM INVESTMENTS (Cost $114,355,854)		$114,355,854

Total Investments (Cost $414,366,216) - 90.52%		$402,561,167
Other Assets in Excess of Liabilities - 9.48% (d)		42,178,627
TOTAL NET ASSETS - 100.00%		$444,739,794

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
AUD Australian Dollar
BRL Brazilian Real
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2011.
(d)	All or a portion of the assets have been committed as collateral for open securities sold short.
(e)	Illiquid Security. The fair value of these securities total $472,086, which represent 0.11% of total net assets.
(f)	The security is currently being fair valued in accordance with procedures established by the Board of Directors of Leuthold Funds due to a halt in trading of the security on January 26, 2011.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

96	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2011

		Percentage
	Fair	of Total
	Value	Investments

CURRENCY EXPOSURE
September 30, 2011
Australian Dollar	$12,872,845	3.20%
Brazilian Real	7,525,369	1.87
British Pound	4,874,901	1.21
Canadian Dollar	1,037,454	0.26
Euro	19,650,898	4.88
Hong Kong Dollar	10,770,429	2.68
Indonesian Rupiah	5,395,919	1.34
Israel Shekel	881,926	0.22
Japanese Yen	20,372,707	5.06
Malaysian Ringgit	900,273	0.22
Mexican Peso	971,109	0.24
New Taiwan Dollar	9,246,981	2.30
New Turkish Lira	1,794,782	0.45
Norwegian Krone	1,814,565	0.45
Polish Zloty	1,267,205	0.31
Singapore Dollar	4,639,472	1.15
South African Rand	2,076,752	0.52
South Korea Won	9,309,918	2.31
Swedish Krona	2,876,731	0.71
Thai Baht	3,137,764	0.78
US Dollar	261,023,858	64.84
	382,441,858	95.00%
Precious Metals	20,119,309	5.00%
Total Investments	$402,561,167	100.00%

PORTFOLIO DIVERSIFICATION
September 30, 2011
Australia	$12,872,846	3.20%
Belgium	1,015,848	0.25
Bermuda	2,271,986	0.56
Brazil	10,340,285	2.57
Britain	4,874,901	1.21
Canada	4,804,798	1.19
China	5,643,926	1.40
France	4,561,454	1.13
Germany	12,073,935	3.00
Hong Kong	7,771,830	1.93
Indonesia	5,395,918	1.34
Israel	881,926	0.22
Japan	20,372,706	5.06
Malaysia	900,273	0.22
Mexico	971,108	0.24
Netherlands	2,374,241	0.59
Norway	4,066,303	1.01
Poland	1,267,205	0.32
Singapore	4,639,472	1.15
South Africa	3,036,617	0.75
South Korea	10,222,966	2.54
Spain	1,999,660	0.50
Sweden	4,655,664	1.16
Taiwan	9,246,980	2.30
Thailand	3,137,765	0.78
Turkey	1,794,783	0.45
United States	241,246,462	59.93
	382,441,858	95.00%
Precious Metals	20,119,309	5.00%
Total Investments	$402,561,167	100.00%

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	97

Leuthold Global Fund
Consolidated Schedule of Securities Sold Short - (a)
September 30, 2011

	Shares	Fair Value
COMMON STOCKS - 4.60%
Airlines - 0.06%
Turk Hava Yollari (b)	174,204	$254,969
Biotechnology - 0.03%
Basilea Pharmaceutica (b)	1,708	73,303
Zeltia SA (b)	33,322	68,750
		142,053
Capital Markets - 0.42%
The Charles Schwab Corp.	14,569	164,193
Close Brothers Group PLC (b)	24,924	256,908
Greenhill & Co., Inc.	3,741	106,955
ICAP PLC (b)	30,703	197,451
kabu.com Securities Co., Ltd. (b)	74,600	209,882
Knight Capital Group, Inc. - Class A	22,691	275,922
Matsui Securities Co., Ltd. (b)	62,600	286,501
Monex Group, Inc. (b)	813	127,858
Tullett Prebon PLC (b)	47,930	253,451
		1,879,121
Commercial Banks - 0.63%
Banco Santander Chile - ADR	1,352	99,345
Bank of Kyoto, Ltd. (b)	41,000	368,378
BB&T Corp.	6,908	147,348
China Merchants Bank Co., Ltd. (b)	51,000	78,457
Commonwealth Bank of Australia (b)	2,338	103,056
Deutsche Postbank AG (b)	9,716	268,150
Grupo Financiero Inbursa SA (b)	50,800	84,945
Hancock Holding Co.	5,145	137,783
Hang Seng Bank, Ltd. (b)	8,100	95,537
HDFC Bank, Ltd. - ADR	11,941	348,080
Hiroshima Bank, Ltd. (b)	41,000	204,654
ICICI Bank Ltd. - ADR	2,664	92,494
Investors Bancorp, Inc.	13,535	170,947
KB Financial Group, Inc. - ADR	2,481	81,278
Standard Chartered PLC (b)	4,890	98,140
Turkiye Garanti Bankasi AS (b)	67,019	261,094
Valley National Bancorp	13,276	140,593
		2,780,279
Communications Equipment - 0.36%
Acme Packet, Inc.	6,678	284,416
Aruba Networks, Inc.	16,072	336,066
Hitachi Kokusai Electric, Inc. (b)	42,000	272,812
Polycom, Inc.	13,295	244,229
VTech Holdings Ltd (b)	25,200	236,066
Wi-Lan, Inc. (b)	40,403	236,349
		1,609,938
Computers & Peripherals - 0.06%
Imagination Technologies Group PLC (b)	40,028	261,664
Construction & Engineering - 0.06%
Trevi Finanziaria Industriale SpA (b)	26,270	270,827
Electronic Equipment, Instruments & Components - 0.39%
Anritsu Corp. (b)	26,000	290,911
DataTec, Ltd. (b)	21,513	101,297
Hexagon AB - Class B (b)	17,595	231,562
Hirose Electric Co., Ltd. (b)	2,400	225,282
Keyence Corp. (b)	1,000	277,454
Trimble Navigation, Ltd.	6,751	226,496
Universal Display Corp.	8,225	394,307
		1,747,309
98	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Consolidated Schedule of Securities Sold Short - (a) (continued)
September 30, 2011

	Shares	Fair Value
Health Care Equipment & Supplies - 0.14%
Align Technology, Inc.	14,121	$214,216
Edwards Lifesciences Corp.	2,969	211,630
HeartWare International, Inc.	2,958	190,525
		616,371
Hotels, Restaurants & Leisure - 0.12%
Domino's Pizza UK & IRL PLC (b)	33,916	235,620
Oriental Land Co., Ltd. (b)	2,700	289,498
		525,118
Household Durables - 0.06%
D.R. Horton, Inc.	28,598	258,526
Independent Power Producers & Energy Traders - 0.04%
The AES Corp.	20,160	196,762
Insurance - 0.18%
Arthur J. Gallagher & Co.	10,021	263,552
RenaissanceRe Holdings, Ltd. (b)	4,262	271,916
St James's Place PLC (b)	56,241	271,965
		807,433
Machinery - 0.06%
KUKA AG (b)	14,580	263,409
Media - 0.25%
Axel Springer AG (b)	2,790	96,905
Informa PLC (b)	20,707	105,784
John Wiley & Sons, Inc. - Class A	5,307	235,737
Lagardere SCA (b)	3,580	88,803
Morningstar, Inc.	4,473	252,456
Rightmove PLC (b)	7,525	140,345
Thomson Reuters Corp.	7,127	193,155
		1,113,185
Metals & Mining - 0.17%
Dowa Holdings Co., Ltd. (b)	48,000	270,712
Independence Group NL (b)	55,776	233,169
Nucor Corp.	7,289	230,624
		734,505
Office Electronics - 0.05%
Canon, Inc. (b)	3,000	138,078
Ricoh Co., Ltd. (b)	10,000	84,792
		222,870
Personal Products - 0.09%
Beiersdorf AG (b)	4,372	235,027
Shiseido Co., Ltd. (b)	8,000	156,308
		391,335
Professional Services - 0.41%
Acacia Research - Acacia Technologies	7,287	262,259
Bureau Veritas (b)	3,546	257,300
CoStar Group, Inc.	5,810	301,946
IHS, Inc. - Class A	3,732	279,191
Intertek Group PLC (b)	8,808	254,789
RPX Corp.	10,918	226,112
SGS SA (b)	155	237,698
		1,819,295
Real Estate Management & Development - 0.06%
Hang Lung Properties, Ltd. (b)	89,000	267,432
Semiconductors & Semiconductor Equipment - 0.05%
Cavium, Inc.	8,250	222,832

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	99

Leuthold Global Fund
Consolidated Schedule of Securities Sold Short - (a) (continued)
September 30, 2011

	Shares	Fair Value
Software - 0.55%
Aspen Technology, Inc.	16,414	$250,642
Aveva Group PLC (b)	13,349	292,888
Concur Technologies, Inc.	7,265	270,403
Dassault Systemes SA (b)	4,514	321,915
QLIK Technologies, Inc.	6,964	150,840
RealPage, Inc.	5,910	120,859
Red Hat, Inc.	3,753	158,602
Salesforce.com, Inc.	2,178	248,902
SuccessFactors, Inc.	5,407	124,307
Synchronoss Technologies, Inc.	10,833	269,850
Ultimate Software Group, Inc.	5,539	258,782
		2,467,990
Thrifts & Mortgage Finance - 0.36%
Astoria Financial Corp.	22,387	172,156
Capitol Federal Financial, Inc.	23,576	248,962
First Niagara Financial Group, Inc.	18,859	172,560
Home Capital Group, Inc. (b)	5,762	239,740
Northwest Bancshares, Inc.	22,349	266,177
People's United Financial, Inc.	25,854	294,736
TFS Financial Corp.	28,212	229,363
		1,623,694
TOTAL COMMON STOCKS (Proceeds $22,949,707)		$20,476,917

INVESTMENT COMPANIES - 9.06%
Exchange Traded Funds - 9.06%
iShares MSCI EAFE Index Fund	322,369	$15,393,120
iShares MSCI Emerging Markets Index Fund	324,799	11,390,701
iShares Russell 2000 Index Fund	176,414	11,334,599
SPDR S&P 500 ETF Trust	19,095	2,160,981

TOTAL INVESTMENT COMPANIES (Proceeds $47,600,008)		$40,279,401

TOTAL SECURITIES SOLD SHORT (Proceeds $70,549,715) - 13.66%		$60,756,318

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a)	All securities sold short are non-income producing.
(b)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

100	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Consolidated Schedule of Securities Sold Short - (a) (continued)
September 30, 2011

		Percentage
	Fair	of Total
	Value	Investments
CURRENCY EXPOSURE
September 30, 2011
Australian Dollar	$336,225	0.55%
British Pound	2,369,005	3.90
Canadian Dollar	669,244	1.10
Euro	1,871,086	3.08
Hong Kong Dollar	677,492	1.12
Japanese Yen	3,203,120	5.27
Mexican Peso	84,945	0.14
New Turkish Lira	516,063	0.85
South African Rand	101,297	0.17
Swedish Krona	231,562	0.38
Swiss Franc	311,001	0.51
US Dollar	50,385,278	82.93
Total Investments	$60,756,318	100.00%

PORTFOLIO DIVERSIFICATION
September 30, 2011
Australia	$336,225	0.55%
Bermuda	271,916	0.45
Britain	2,263,221	3.73
Canada	476,089	0.78
Chile	99,345	0.16
China	78,457	0.13
France	668,018	1.10
Germany	863,491	1.42
Hong Kong	599,035	0.99
India	440,574	0.73
Italy	270,827	0.45
Japan	3,203,120	5.27
Mexico	84,945	0.14
South Africa	101,297	0.17
South Korea	81,278	0.13
Spain	68,750	0.11
Sweden	231,562	0.38
Switzerland	416,785	0.69
Turkey	516,063	0.85
United States	49,685,320	81.77
Total Investments	$60,756,318	100.00%

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	101

Leuthold Select Industries Fund
Schedule of Investments
September 30, 2011

	Shares	Fair Value
COMMON STOCKS - 98.71%
Biotechnology - 6.70%
Alexion Pharmaceuticals, Inc. (a)	2,010	$128,761
Amgen, Inc. (a)	2,409	132,375
Biogen Idec, Inc. (a)	1,411	131,435
BioMarin Pharmaceutical, Inc. (a)	3,324	105,936
Celgene Corp. (a)	2,410	149,227
Cepheid, Inc. (a)	3,057	118,703
Gilead Sciences, Inc. (a)	3,417	132,580
Pharmasset, Inc. (a)	1,525	125,614
United Therapeutics Corp. (a)	1,750	65,607
		1,090,238
Capital Markets - 3.47%
Credit Suisse Group AG - ADR	7,828	205,407
Deutsche Bank AG (b)	5,600	193,816
UBS AG (a)(b)	14,491	165,632
		564,855
Chemicals - 7.76%
Agrium, Inc. (b)	1,826	121,721
American Vanguard Corp.	3,091	34,496
CF Industries Holdings, Inc.	1,285	158,556
Monsanto Co.	3,111	186,784
Mosaic Co.	4,335	212,285
Potash Corp. of Saskatchewan,Inc. (b)	5,138	222,064
Scotts Miracle-Gro Co. - Class A	2,549	113,685
Sociedad Quimica y Minera de Chile SA - ADR	2,208	105,565
Terra Nitrogen Co. LP	743	107,319
		1,262,475
Diversified Financial Services - 5.45%
Bank of America Corp.	25,209	154,279
Citigroup, Inc.	8,691	222,663
ING Groep N.V. - ADR (a)	31,733	223,718
JPMorgan Chase & Co.	9,534	287,164
		887,824
Electronic Equipment, Instruments & Components - 4.46%
Avnet, Inc. (a)	4,135	107,841
Flextronics International, Ltd. (a)(b)	5,801	32,660
IPG Photonics Corp. (a)	1,927	83,709
Jabil Circuit, Inc.	10,999	195,672
Molex, Inc.	2,087	42,512
SYNNEX Corp. (a)	1,746	45,745
TE Connectivity, Ltd. (b)	3,031	85,292
Tech Data Corp. (a)	1,746	75,480
TTM Technologies, Inc. (a)	6,041	57,450
		726,361
Energy Equipment & Services - 10.25%
Atwood Oceanics, Inc. (a)	5,299	182,074
Ensco PLC - ADR	6,041	244,238
Helmerich & Payne, Inc.	6,041	245,264
Noble Corp. (b)	6,282	184,377
Patterson-UTI Energy, Inc.	12,203	211,600
Precision Drilling Corp. (a)(b)	12,725	105,490
Rowan Companies, Inc. (a)	7,627	230,259
Seadrill, Ltd. (b)	5,379	148,084
Transocean, Ltd. (b)	2,449	116,915
		1,668,301
Health Care Providers & Services - 23.04%
Aetna, Inc.	12,926	469,860
AMERIGROUP Corp. (a)	8,092	315,669
CIGNA Corp.	10,388	435,673
Coventry Health Care, Inc. (a)	15,235	438,920
Healthspring, Inc. (a)	10,578	385,674
Humana, Inc.	7,081	515,001
Magellan Health Services, Inc. (a)	4,737	228,797
UnitedHealth Group, Inc.	11,453	528,212
WellPoint, Inc.	6,623	432,350
		3,750,156

102	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund
Schedule of Investments (continued)
September 30, 2011

	Shares	Fair Value
Leisure Equipment & Products - 1.04%
Polaris Industries, Inc.	3,372	$168,499
Machinery - 0.66%
Cummins, Inc.	1,325	108,200
Metals & Mining - 8.66%
Alcoa, Inc.	26,715	255,662
Allegheny Technologies, Inc.	2,409	89,109
Aluminum Corp. of China, Ltd. - ADR	4,797	50,081
Century Aluminum Co. (a)	6,523	58,316
Cliffs Natural Resources, Inc.	3,031	155,096
Kaiser Aluminum Corp.	2,489	110,213
Noranda Aluminum Holding Corp. (a)	5,640	47,094
POSCO - ADR	803	61,036
Reliance Steel & Aluminum Co.	2,930	99,649
Schnitzer Steel Industries Inc.- Class A	1,967	72,386
Steel Dynamics, Inc.	7,808	77,455
Vale SA - ADR	11,842	269,998
Worthington Industries, Inc.	4,536	63,368
		1,409,463
Multiline Retail - 9.80%
Dillard’s, Inc. - Class A	7,527	327,274
JC Penney Co., Inc.	8,530	228,433
Kohl’s Corp.	6,764	332,113
Macy’s, Inc.	14,471	380,877
Nordstrom, Inc.	7,165	327,297
		1,595,994
Pharmaceuticals - 15.42%
AstraZeneca PLC - ADR	3,693	163,822
Bristol-Myers Squibb Co.	6,724	210,999
Eli Lilly & Co.	4,958	183,297
Endo Pharmaceuticals Holdings, Inc. (a)	4,175	116,858
Forest Laboratories, Inc. (a)	6,784	208,879
Jazz Pharmaceuticals, Inc. (a)	3,472	144,158
Johnson & Johnson	3,191	203,299
Medicines Co. (a)	3,613	53,761
Medicis Pharmaceutical Corp. - Class A	3,472	126,659
Merck & Co., Inc.	5,178	169,372
Novartis AG - ADR	3,412	190,287
Pfizer, Inc.	10,156	179,558
Questcor Pharmaceuticals, Inc. (a)	1,927	52,530
Shire PLC - ADR	1,907	179,125
Viropharma, Inc. (a)	4,516	81,604
Watson Pharmaceuticals, Inc. (a)	3,613	246,587
		2,510,795
Specialty Retail - 1.29%
Best Buy Co., Inc.	6,322	147,302
DSW, Inc. - Class A	1,365	63,036
		210,338
Textiles, Apparel & Luxury Goods - 0.71%
Fossil, Inc. (a)	1,425	115,510
TOTAL COMMON STOCKS (Cost $17,758,402)		$16,069,009

PREFERRED STOCKS - 0.46%
Metals & Mining - 0.46%
Gerdau SA - ADR	10,417	$74,273
TOTAL PREFERRED STOCKS (Cost $103,693)		$74,273

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	103

Leuthold Select Industries Fund
Schedule of Investments (continued)
September 30, 2011

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 0.93%
Money Market Funds - 0.93%
Fidelity Institutional Money Market Fund - Government Portfolio 0.01% (c)	151,914	$151,914
TOTAL SHORT-TERM INVESTMENTS (Cost $151,914)		$151,914

Total Investments (Cost $18,014,009) - 100.10%		$16,295,196
Liabilities in Excess of Other Assets - (0.10)%		(16,661)
TOTAL NET ASSETS - 100.00%		$16,278,535

Percentages are stated as a percent of net assets.
ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2011.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

104	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund
Schedule of Investments
September 30, 2011

	Shares	Fair Value
COMMON STOCKS - 100.13%
Auto Components - 8.34%
Autoliv, Inc. (b)	3,678	$178,383
Cheng Shin Rubber Industry Co., Ltd. (b)	68,261	143,578
Johnson Controls, Inc.	6,996	184,484
Kenda Rubber Industrial Co., Ltd. (b)	184,959	200,891
Lear Corp.	5,663	242,943
Leoni AG (b)	2,518	81,824
Minth Group, Ltd. (b)	165,659	151,887
Plastic Omnium SA (b)	11,891	287,553
TRW Automotive Holdings Corp. (a)	6,746	220,797
		1,692,340
Automobiles - 3.04%
Hyundai Motor Co. (b)	1,209	216,543
Thor Industries, Inc.	7,200	159,480
Volkswagen AG (b)	1,922	239,964
		615,987
Chemicals - 17.97%
Agrium, Inc. (b)	2,096	139,719
Arkema SA (b)	2,882	169,891
Ashland, Inc.	4,463	196,997
Bagfas Bandirma Gubre Fabrik (b)	1,195	108,993
Cabot Corp.	6,715	166,398
CF Industries Holdings, Inc.	1,346	166,083
China Petrochemical Development Corp. (b)	223,932	242,854
The Dow Chemical Co.	4,183	93,950
El du Pont de Nemours & Co.	2,466	98,566
Fuchs Petrolub AG (b)	4,926	205,148
Gubre Fabrikalari TAS (a)(b)	9,043	59,365
Hanwha Chemical Corp. (b)	3,770	83,045
Hanwha Corp. (b)	2,544	72,991
Hyosung Corp. (b)	1,519	71,563
Israel Corp., Ltd. (b)	124	83,544
K+S AG (b)	1,792	95,025
Mitsubishi Chemical Holdings Corp. (b)	20,957	143,735
Mosaic Co.	3,406	166,792
Olin Corp.	11,820	212,878
Scotts Miracle-Gro Co. - Class A	2,419	107,888
Sinopec Shanghai Petrochemical Co., Ltd. (b)	280,674	101,277
Solutia, Inc. (a)	5,726	73,579
Taekwang Industrial Co., Ltd. (b)	147	151,236
Taiwan Prosperity Chemical Corp. (b)	29,186	84,948
USI Corp. (b)	199,098	195,994
Westlake Chemical Corp.	5,003	171,503
Yara International ASA (b)	4,650	180,293
		3,644,255
Consumer Finance - 8.31%
Capital One Financial Corp.	5,803	229,973
Cash America International, Inc.	5,584	285,677
Credit Acceptance Corp. (a)	4,017	258,534
DFC Global Corp. (a)	4,774	104,312
Discover Financial Services	14,651	336,094
Ezcorp, Inc. - Class A (a)	3,468	98,977
International Personal Finance PLC (b)	30,160	105,022
Provident Financial PLC (b)	6,892	107,904
Samsung Card Co. (b)	4,394	158,147
		1,684,640
Food Products - 7.12%
Archer-Daniels-Midland Co.	8,489	210,612
Bunge, Ltd.	3,660	213,341
Charoen Pokphand Indonesia Tbk PT (b)	1,067,674	291,515
Golden Agri-Resources, Ltd. (b)	476,052	223,849
GrainCorp, Ltd. (b)	31,171	217,182

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	105

Leuthold Global Industries Fund
Schedule of Investments (continued)
September 30, 2011

	Shares	Fair Value
Food Products - 7.12% (continued)
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT (b)	868,372	$202,521
Tradewinds Malaysia Bhd (b)	34,730	84,527
		1,443,547
Health Care Providers & Services - 8.32%
Aetna, Inc.	5,715	207,740
AMERIGROUP Corp. (a)	2,346	91,517
CIGNA Corp.	4,958	207,938
Coventry Health Care, Inc. (a)	6,960	200,518
Health Net, Inc. (a)	4,855	115,112
Healthspring, Inc. (a)	3,004	109,526
Humana, Inc.	1,498	108,949
Magellan Health Services, Inc. (a)	2,332	112,636
UnitedHealth Group, Inc.	2,399	110,642
WellCare Health Plans, Inc. (a)	5,152	195,673
WellPoint, Inc.	3,488	227,697
		1,687,948
Insurance - 1.12%
Montpelier Re Holdings, Ltd. (b)	12,887	227,842
Machinery - 6.30%
Eaton Corp.	3,982	141,361
Ebara Corp. (b)	24,856	99,901
Fuji Machine Manufacturing Co., Ltd. (b)	5,200	93,375
Melrose PLC (b)	19,551	88,720
Mueller Industries, Inc.	6,842	264,033
Singamas Container Holdings, Ltd. (b)	280,674	47,214
SKF AB (b)	6,899	131,618
Snap-on, Inc.	2,127	94,439
Timken Co.	4,912	161,212
Trelleborg AB - Class B (b)	23,973	156,877
		1,278,750
Media - 4.76%
Cinemark Holdings, Inc.	14,153	267,209
Daiichikosho Co., Ltd. (b)	17,639	349,441
ProSiebenSat.1 Media AG (b)	14,397	256,728
TV Azteca SAB de CV (b)	171,231	91,119
		964,497
Oil, Gas & Consumable Fuels - 9.97%
Chevron Corp.	2,584	239,072
China Petroleum & Chemical Corp. - ADR	2,769	265,270
ConocoPhillips	3,894	246,568
Hess Corp.	3,000	157,380
Polskie Gornictwo Naftowe i Gazownictwo SA (b)	94,886	116,024
PTT PCL (b)	10,695	89,455
Repsol YPF SA (b)	7,492	200,547
Royal Dutch Shell PLC - ADR	3,870	238,082
Sasol, Ltd. - ADR	2,371	96,263
Statoil ASA - ADR	10,479	225,822
Suncor Energy, Inc. (b)	5,783	147,119
		2,021,602
Paper & Forest Products - 0.11%
China Forestry Holdings Co., Ltd. (b)(d)(e)	116,000	22,046
Semiconductors & Semiconductor Equipment - 0.48%
ASM Pacific Technology, Ltd. (b)	9,842	97,315

106	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund
Schedule of Investments (continued)
September 30, 2011

	Shares	Fair Value

Trading Companies & Distributors - 9.23%
Applied Industrial Technologies, Inc.	7,067	$191,940
BayWa AG (b)	5,527	217,034
Hanwa Co., Ltd. (b)	62,372	284,648
JFE Shoji Holdings, Inc. (b)	56,273	250,978
LG International Corp. (b)	3,215	120,080
Nagase & Co., Ltd. (b)	20,457	255,414
Seven Group Holdings, Ltd. (b)	13,313	102,420
Toyota Tsusho Corp. (b)	14,960	260,098
WESCO International, Inc. (a)	5,651	189,591
		1,872,203
Water Utilities - 6.35%
American Water Works Co., Inc.	7,158	216,028
Beijing Enterprises Water
Group, Ltd. (a)(b)	493,112	89,915
Cia de Saneamento Basico do
Estado de Sao Paulo (b)	7,296	169,726
Cia de Saneamento de Minas
Gerais-COPASA (b)	11,983	187,751
Guangdong Investment, Ltd. (b)	515,501	322,380
Hyflux, Ltd. (b)	100,621	114,631
Severn Trent PLC (b)	7,791	187,221
		1,287,652
Wireless Telecommunication Services - 8.71%
China Mobile, Ltd. (b)	22,000	217,813
Freenet AG (b)	9,759	115,096
KDDI Corp. (b)	30	208,479
M1, Ltd. (b)	67,236	126,463
MetroPCS Communications, Inc. (a)	10,608	92,396
Mobistar SA (b)	1,770	101,850
Rogers Communications, Inc. - Class B (b)	2,884	98,720
Softbank Corp. (b)	3,500	104,006
Telephone & Data Systems, Inc.	4,708	100,045
Tim Participacoes SA - ADR	8,454	199,176
Total Access Communication PCL (b)	86,500	205,919
Vodacom Group, Ltd. (b)	17,659	197,618
		1,767,581
TOTAL COMMON STOCKS
(Cost $22,970,519)		$20,308,205

SHORT-TERM INVESTMENTS - 8.88%
Money Market Funds - 8.88%
Fidelity Institutional Money Market
Fund - Government Portfolio
0.01% (c)	1,801,941	$1,801,941
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,801,941)		$1,801,941

Total Investments
(Cost $24,772,460) - 109.01%		$22,110,146
Liabilities in Excess of
Other Assets - (9.01)%		(1,828,156)
TOTAL NET ASSETS - 100.00%		$20,281,990

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2011.
(d)	Illiquid security. The market value of these securities total $22,046, which represent 0.11% of total net assets.
(e)	The security is currently being fair valued in accordance with procedures established by the Board of Directors of Leuthold Funds due to a halt in trading of the security on January 26, 2011.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P").  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	107

Leuthold Global Industries Fund
Schedule of Investments (continued)
September 30, 2011

		Percentage
	Fair	of Total
	Value	Investments

CURRENCY EXPOSURE
September 30, 2011
Australian Dollar	$319,601	1.45%
Brazilian Real	357,477	1.62
British Pound	488,867	2.21
Canadian Dollar	98,720	0.45
Euro	1,970,658	8.91
Hong Kong Dollar	1,049,849	4.75
Indonesian Rupiah	494,037	2.23
Israel Shekel	83,544	0.38
Japanese Yen	2,050,075	9.27
Malaysian Ringgit	84,527	0.38
Mexican Peso	91,119	0.41
New Taiwan Dollar	868,265	3.93
New Turkish Lira	168,358	0.76
Norwegian Krone	180,293	0.82
Polish Zloty	116,024	0.52
Singapore Dollar	464,942	2.10
South African Rand	197,618	0.89
South Korea Won	873,606	3.95
Swedish Krona	288,495	1.31
Thai Baht	295,374	1.34
US Dollar	11,568,697	52.32
Total Investments	$22,110,146	100.00%

PORTFOLIO DIVERSIFICATION
September 30, 2011
Australia	$319,602	1.45%
Belgium	101,850	0.46
Bermuda	227,842	1.03
Brazil	556,653	2.52
Britain	488,867	2.21
Canada	385,558	1.74
China	540,480	2.44
France	457,444	2.07
Germany	1,210,819	5.48
Hong Kong	774,637	3.50
Indonesia	494,036	2.23
Israel	83,544	0.38
Japan	2,050,075	9.27
Malaysia	84,527	0.38
Mexico	91,119	0.41
Netherlands	238,082	1.08
Norway	406,115	1.84
Poland	116,024	0.53
Singapore	464,943	2.10
South Africa	293,881	1.33
South Korea	873,605	3.95
Spain	200,547	0.91
Sweden	466,878	2.11
Taiwan	868,265	3.93
Thailand	295,374	1.34
Turkey	168,358	0.76
United States	9,851,021	44.55
Total Investments	$22,110,146	100.00%

108	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Global Clean Technology Fund
Schedule of Investments
September 30, 2011

	Shares	Fair Value

COMMON STOCKS - 87.18%
Aerospace & Defense - 3.13%
ITT Corp.	12,038	$505,596
Auto Components - 2.34%
Tenneco, Inc. (a)	14,759	377,978
Building Products - 2.39%
Ameresco, Inc. - Class A (a)	37,909	385,155
Capital Markets - 2.85%
Uranium Participation Corp. (a)(b)	85,059	460,239
Chemicals - 14.12%
ADA-ES, Inc. (a)	29,596	453,115
Cereplast, Inc. (a)	153,443	435,778
CF Industries Holdings, Inc.	2,959	365,111
LSB Industries, Inc. (a)	15,208	436,013
OM Group, Inc. (a)	9,342	242,612
Umicore SA (b)	9,411	346,288
		2,278,917
Commercial Services & Supplies - 2.90%
Clean Harbors, Inc. (a)	2,068	106,088
Newalta Corp. (b)	32,632	360,917
		467,005
Computers & Peripherals - 3.31%
Intevac, Inc. (a)	76,454	534,414

Construction & Engineering - 3.89%
Abengoa SA (b)	6,246	133,972
Insituform Technologies, Inc. - Class A (a)	36,382	421,304
Layne Christensen Co. (a)	3,150	72,765
		628,041
Electrical Equipment - 5.65%
Areva SA (a)(b)	7,030	223,452
Ecotality, Inc. (a)	97,179	181,725
Roper Industries, Inc.	6,724	463,351
Vestas Wind System A/S (a)(b)	2,615	42,748
		911,276
Electronic Equipment, Instruments
& Components - 8.42%
5N Plus, Inc. (a)(b)	63,586	445,387
Horiba, Ltd. (b)	16,100	494,084
Kemet Corp. (a)	51,463	367,961
LPKF Laser & Electronics AG (b)	4,051	50,528
		1,357,960
Food Products - 2.88%
Cosan, Ltd. - Class A (b)	49,018	464,200

Independent Power Producers & Energy Traders - 0.50%
U.S. Geothermal, Inc. (a)	176,467	81,175

Internet Software & Services - 6.48%
World Energy Solutions, Inc. (a)	349,708	1,045,627

Machinery - 15.51%
CLARCOR, Inc.	12,099	500,657
Donaldson Co., Inc.	4,974	272,575
ESCO Technologies, Inc.	17,630	449,565
KSB AG (b)	653	433,053
Kurita Water Industries, Ltd. (b)	10,100	285,859
Pall Corp.	12,048	510,835
Pentair, Inc.	1,579	50,544
		2,503,088
Multi-Utilities - 0.94%
Suez Environnement Co. (b)	10,802	151,232

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	109

Leuthold Global Clean Technology Fund
Schedule of Investments (continued)
September 30, 2011

	Shares	Fair Value

Oil, Gas & Consumable Fuels - 4.28%
Green Plains Renewable Energy,
Inc. (a)	45,758	$426,922
Rentech, Inc. (a)	337,845	263,587
		690,509
Semiconductors & Semiconductor
Equipment - 5.39%
Epistar Corp. (b)	100,000	177,522
GT Advanced Technologies,
Inc. (a)	49,037	344,240
SMA Solar Technology AG (b)	690	36,395
Taiwan Surface Mounting
Technology Co., Ltd. (b)	151,800	311,819
		869,976
Water Utilities - 2.20%
Hyflux, Ltd. (b)	312,000	355,440
TOTAL COMMON STOCKS
(Cost $18,023,085)		$14,067,828

PREFERRED STOCKS - 3.23%
Electric Utilities - 3.23%
Cia Energetica de Minas
Gerais - ADR	35,132	$521,359
TOTAL PREFERRED STOCKS
(Cost $589,777)		$521,359

	Number of
	Warrants	Fair Value

WARRANTS - 0.0%
Cereplast, Inc.
Expiration: December 10, 2015,
Exercise Price: $4.44 (a)	107,000	$––
TOTAL WARRANTS (Cost $0)		$––

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 4.07%
Money Market Funds - 4.07%
Fidelity Institutional Money Market
Fund - Government Portfolio
0.01% (c)	657,399	$657,399
TOTAL SHORT-TERM INVESTMENTS
(Cost $657,399)		$657,399

Total Investments
(Cost $19,270,261) - 94.48%		$15,246,586
Other Assets in Excess of
Liabilities - 5.52%		891,218
TOTAL NET ASSETS - 100.00%		$16,137,804

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2011.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

110	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Global Clean Technology Fund
Schedule of Investments (continued)
September 30, 2011

		Percentage
	Fair	of Total
	Value	Investments

CURRENCY EXPOSURE
September 30, 2011
Canadian Dollar	$1,266,544	8.31%
Danish Kroner	42,748	0.28
Euro	1,374,920	9.02
Japanese Yen	779,943	5.11
New Taiwan Dollar	489,342	3.21
Singapore Dollar	355,440	2.33
US Dollar	10,937,649	71.74
Total Investments	$15,246,586	100.00%

PORTFOLIO DIVERSIFICATION
September 30, 2011
Belgium	$346,288	2.27%
Brazil	985,559	6.46
Canada	1,266,543	8.31
Denmark	42,748	0.28
France	374,684	2.46
Germany	519,976	3.41
Japan	779,943	5.12
Singapore	355,440	2.33
Spain	133,972	0.88
Taiwan	489,341	3.21
United States	9,952,092	65.27
Total Investments	$15,246,586	100.00%

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	111

Leuthold Hedged Equity Fund
Schedule of Investments
September 30, 2011

	Shares	Fair Value

COMMON STOCKS - 44.44%
Biotechnology - 3.09%
Alexion Pharmaceuticals, Inc. (a)	345	$22,101
Amgen, Inc. (a)	413	22,694
Biogen Idec, Inc. (a)	242	22,542
BioMarin Pharmaceutical, Inc. (a)	570	18,166
Celgene Corp. (a)	413	25,573
Cepheid, Inc. (a)	525	20,386
Gilead Sciences, Inc. (a)	586	22,737
Pharmasset, Inc. (a)	262	21,581
United Therapeutics Corp. (a)	300	11,247
		187,027
Capital Markets - 1.55%
Credit Suisse Group AG - ADR	1,297	34,033
Deutsche Bank AG (b)	928	32,118
UBS AG (a)(b)	2,400	27,432
		93,583
Chemicals - 3.50%
Agrium, Inc. (b)	303	20,198
American Vanguard Corp.	528	5,893
CF Industries Holdings, Inc.	221	27,269
Monsanto Co.	530	31,821
Mosaic Co.	718	35,160
Potash Corp. of Saskatchewan,
Inc. (b)	851	36,780
Scotts Miracle-Gro Co. - Class A	422	18,821
Sociedad Quimica y Minera
de Chile SA - ADR	366	17,499
Terra Nitrogen Co. LP	127	18,344
		211,785
Diversified Financial Services - 2.43%
Bank of America Corp.	4,176	25,557
Citigroup, Inc.	1,440	36,893
ING Groep N.V. - ADR (a)	5,256	37,055
JPMorgan Chase & Co.	1,579	47,559
		147,064
Electronic Equipment, Instruments
& Components - 2.01%
Avnet, Inc. (a)	685	17,865
Flextronics International,
Ltd. (a)(b)	990	5,574
IPG Photonics Corp. (a)	319	13,857
Jabil Circuit, Inc.	1,822	32,413
Molex, Inc.	358	7,292
SYNNEX Corp. (a)	289	7,572
TE Connectivity, Ltd. (b)	518	14,577
Tech Data Corp. (a)	289	12,493
TTM Technologies, Inc. (a)	1,029	9,786
		121,429
Energy Equipment & Services - 4.61%
Atwood Oceanics, Inc. (a)	878	30,168
Ensco PLC - ADR	1,031	41,683
Helmerich & Payne, Inc.	1,001	40,641
Noble Corp. (b)	1,041	30,553
Patterson-UTI Energy, Inc.	2,081	36,085
Precision Drilling Corp. (a)(b)	2,108	17,475
Rowan Companies, Inc. (a)	1,263	38,130
Seadrill, Ltd. (b)	891	24,529
Transocean, Ltd. (b)	419	20,003
		279,267
Health Care Providers & Services - 10.48%
Aetna, Inc.	2,141	77,825
AMERIGROUP Corp. (a)	1,389	54,185
CIGNA Corp.	1,783	74,779
Coventry Health Care, Inc. (a)	2,614	75,309
Healthspring, Inc. (a)	1,752	63,878
Humana, Inc.	1,215	88,367
Magellan Health Services, Inc. (a)	785	37,916
UnitedHealth Group, Inc.	1,965	90,626
WellPoint, Inc.	1,097	71,612
		634,497

112	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Hedged Equity Fund
Schedule of Investments (continued)
September 30, 2011

	Shares	Fair Value

Leisure Equipment & Products - 0.46%
Polaris Industries, Inc.	558	$27,883

Machinery - 0.29%
Cummins, Inc.	219	17,884

Metals & Mining - 3.89%
Alcoa, Inc.	4,555	43,591
Allegheny Technologies, Inc.	399	14,759
Aluminum Corp. of China,
Ltd. - ADR	795	8,300
Century Aluminum Co. (a)	1,112	9,941
Cliffs Natural Resources, Inc.	502	25,687
Kaiser Aluminum Corp.	423	18,730
Noranda Aluminum Holding
Corp. (a)	934	7,799
POSCO - ADR	133	10,109
Reliance Steel & Aluminum Co.	485	16,495
Schnitzer Steel Industries
Inc. - Class A	326	11,997
Steel Dynamics, Inc.	1,293	12,827
Vale SA - ADR	1,961	44,711
Worthington Industries, Inc.	751	10,492
		235,438
Multiline Retail - 4.37%
Dillard's, Inc. - Class A	1,247	54,220
JC Penney Co., Inc.	1,413	37,840
Kohl's Corp.	1,120	54,992
Macy's, Inc.	2,397	63,089
Nordstrom, Inc.	1,187	54,222
		264,363
Pharmaceuticals - 6.87%
AstraZeneca PLC - ADR	612	27,148
Bristol-Myers Squibb Co.	1,114	34,957
Eli Lilly & Co.	821	30,353
Endo Pharmaceuticals Holdings,
Inc. (a)	692	19,369
Forest Laboratories, Inc. (a)	1,124	34,608
Jazz Pharmaceuticals, Inc. (a)	575	23,874
Johnson & Johnson	529	33,703
Medicines Co. (a)	598	8,898
Medicis Pharmaceutical Corp. -
Class A	575	20,976
Merck & Co., Inc.	858	28,065
Novartis AG - ADR	565	31,510
Pfizer, Inc.	1,682	29,738
Questcor Pharmaceuticals,
Inc. (a)	319	8,696
Shire PLC - ADR	316	29,682
Viropharma, Inc. (a)	748	13,516
Watson Pharmaceuticals, Inc. (a)	598	40,814
		415,907
Specialty Retail - 0.57%
Best Buy Co., Inc.	1,047	24,395
DSW, Inc. - Class A	226	10,437
		34,832
Textiles, Apparel & Luxury Goods - 0.32%
Fossil, Inc. (a)	236	19,130
TOTAL COMMON STOCKS
(Cost $3,012,028)		$2,690,089

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	113

Leuthold Hedged Equity Fund
Schedule of Investments (continued)
September 30, 2011

	Shares	Fair Value

PREFERRED STOCKS - 0.20%
Metals & Mining - 0.20%
Gerdau SA - ADR	1,725	$12,299
TOTAL PREFERRED STOCKS
(Cost $16,821)		$12,299

SHORT-TERM INVESTMENTS - 1.36%
Money Market Funds - 1.36%
Fidelity Institutional Money Market
Fund - Government Portfolio
0.01% (c)	82,622	$82,622
TOTAL SHORT-TERM INVESTMENTS
(Cost $82,622)		$82,622

Total Investments
(Cost $3,111,471) - 46.00%		$2,785,010
Other Assets in Excess of
Liabilities - 54.00% (d)		3,269,163
TOTAL NET ASSETS - 100.00%		$6,054,173

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2011.
(d)	All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

114	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Hedged Equity Fund
Schedule of Securities Sold Short - (a)
September 30, 2011

	Shares	Fair Value

COMMON STOCKS - 42.34%
Aerospace & Defense - 0.18%
DigitalGlobe, Inc.	554	$10,764

Airlines - 1.43%
Delta Air Lines, Inc.	4,286	32,145
United Continental Holdings, Inc.	2,800	54,264
		86,409
Biotechnology - 0.45%
Onyx Pharmaceuticals, Inc.	914	27,429

Building Products - 1.29%
Lennox International, Inc.	645	16,628
Masco Corp.	2,843	20,242
Simpson Manufacturing Co., Inc.	936	23,335
USG Corp.	2,671	17,976
		78,181
Capital Markets - 1.82%
Greenhill & Co., Inc.	422	12,065
Jefferies Group, Inc.	2,089	25,924
Knight Capital Group, Inc. -
Class A	2,108	25,633
Morgan Stanley	1,948	26,298
Stifel Financial Corp.	751	19,947
		109,867
Commercial Banks - 2.24%
Hancock Holding Co.	1,156	30,958
HDFC Bank, Ltd. - ADR	1,511	44,045
Iberiabank Corp.	333	15,671
International Bancshares Corp.	820	10,783
TCF Financial Corp.	2,467	22,598
Wintrust Financial Corp.	447	11,537
		135,592
Commercial Services & Supplies - 0.25%
Geo Group, Inc.	820	15,219

Communications Equipment - 0.16%
Viasat, Inc.	291	9,693

Construction & Engineering - 0.97%
Quanta Services, Inc.	1,940	36,453
The Shaw Group, Inc.	1,034	22,479
		58,932
Construction Materials - 1.92%
Eagle Materials, Inc.	477	7,942
Martin Marietta Materials, Inc.	767	48,490
Texas Industries, Inc.	683	21,678
Vulcan Materials Co.	1,374	37,867
		115,977
Diversified Telecommunication Services - 1.08%
CenturyLink, Inc.	1,311	43,420
TW Telecom, Inc.	1,334	22,038
		65,458
Electric Utilities - 0.20%
Korea Electric Power Corp. - ADR	1,416	12,036

Electronic Equipment, Instruments
& Components - 0.77%
Universal Display Corp.	968	46,406

Food Products - 0.29%
Sanderson Farms, Inc.	365	17,338

Gas Utilities - 0.28%
WGL Holdings, Inc.	428	16,722

Health Care Equipment & Supplies - 1.49%
Align Technology, Inc.	746	11,317
HeartWare International, Inc.	177	11,401
Intuitive Surgical, Inc.	132	48,085
NxStage Medical, Inc.	925	19,295
		90,098

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	115

Leuthold Hedged Equity Fund
Schedule of Securities Sold Short - (a) (continued)
September 30, 2011

	Shares	Fair Value

Health Care Technology - 0.88%
Allscripts Healthcare Solutions,
Inc.	2,943	$53,033

Hotels, Restaurants & Leisure - 1.58%
Ctrip.com International, Ltd. -
ADR	1,296	41,679
Gaylord Entertainment Co.	1,140	22,048
Home Inns & Hotels Management,
Inc. - ADR	966	24,894
Orient-Express Hotels Ltd. -
Class A (b)	1,078	7,449
		96,070
Household Durables - 3.11%
D.R. Horton, Inc.	3,304	29,868
Lennar Corp. - Class A	2,127	28,800
MDC Holdings, Inc.	1,547	26,206
NVR, Inc.	53	32,011
Pulte Group, Inc.	5,735	22,653
Sony Corp. - ADR	1,580	30,020
Toll Brothers, Inc.	1,300	18,759
		188,317
Independent Power Producers &
Energy Traders - 0.56%
Calpine Corp.	2,428	34,186

Industrial Conglomerates - 0.69%
Koninklijke Philips Electronics
N.V. - NYS	2,321	41,639

Insurance - 2.87%
Aspen Insurance Holdings Ltd. (b)	669	15,414
First American Financial Corp.	880	11,264
Markel Corp.	42	14,999
Old Republic International Corp.	3,498	31,202
PartnerRe, Ltd. (b)	648	33,871
Platinum Underwriters Holdings,
Ltd. (b)	375	11,531
RenaissanceRe Holdings, Ltd. (b)	627	40,003
Validus Holdings Ltd. (b)	616	15,351
		173,635
Internet Software & Services - 1.96%
Digital River, Inc.	416	8,624
Equinix, Inc.	526	46,724
VeriSign, Inc.	1,603	45,862
WebMD Health Corp.	588	17,728
		118,938
Media - 1.24%
Lamar Advertising Co. - Class A	610	10,389
New York Times Co. - Class A	5,136	29,840
Regal Entertainment Group -
Class A	2,961	34,762
		74,991
Metals & Mining - 0.70%
Ivanhoe Mines, Ltd. (b)	3,097	42,429

Multi-Utilities - 0.85%
Integrys Energy Group, Inc.	1,056	51,343

Oil, Gas & Consumable Fuels - 1.94%
EOG Resources, Inc.	366	25,990
Inergy LP	692	17,314
InterOil Corp. (b)	621	30,255
McMoRan Exploration Co.	2,376	23,594
Teekay Corp. (b)	909	20,552
		117,705

116	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Leuthold Hedged Equity Fund
Schedule of Securities Sold Short - (a) (continued)
September 30, 2011

	Shares	Fair Value

Real Estate Investment Trusts (REITs) - 3.97%
Boston Properties, Inc.	515	$45,886
Brandywine Realty Trust	3,359	26,906
Corporate Office Properties Trust	1,134	24,698
Digital Realty Trust, Inc.	711	39,219
HCP, Inc.	1,090	38,215
Healthcare Realty Trust, Inc.	1,173	19,765
Ventas, Inc.	924	45,646
		240,335

Semiconductors & Semiconductor
Equipment - 2.87%
Cree, Inc.	1,635	42,477
PMC - Sierra, Inc.	5,315	31,784
Power Integrations, Inc.	528	16,162
Rambus, Inc.	3,799	53,186
Silicon Laboratories, Inc.	907	30,394
		174,003

Software - 2.17%
Concur Technologies, Inc.	499	18,573
Salesforce.com, Inc.	405	46,283
SuccessFactors, Inc.	2,178	50,072
Taleo Corp. - Class A	640	16,461
		131,389

Thrifts & Mortgage Finance - 0.54%
New York Community Bancorp, Inc.	2,768	32,939

Wireless Telecommunication Services - 1.59%
American Tower Corp. - Class A	965	51,917
Crown Castle International Corp.	1,094	44,493
		96,410

TOTAL COMMON STOCKS
(Proceeds $3,137,349)		$2,563,483

INVESTMENT COMPANIES - 9.25%
Exchange Traded Funds - 9.25%
SPDR Dow Jones Industrial
Average ETF Trust	2,116	$230,454
SPDR S&P 500 ETF Trust	2,911	329,438
TOTAL INVESTMENT COMPANIES
(Proceeds $585,507)		$559,892

TOTAL SECURITIES SOLD SHORT
(Proceeds $3,722,856) - 51.59%		$3,123,375

Percentages are stated as a percent of net assets.
ADRAmerican Depository Receipt
NYS New York Registered Shares
(a)	All securities sold short are non-income producing
(b)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	117

Grizzly Short Fund
Schedule of Investments
September 30, 2011

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 8.81%
Money Market Funds - 8.81%
Fidelity Institutional Money Market Fund - Government Portfolio 0.01% (c)	23,198,003	$23,198,003
TOTAL SHORT-TERM INVESTMENTS
(Cost $23,198,003)		$23,198,003

Total Investments
(Cost $ 23,198,003) - 8.81%		$23,198,003

Other Assets in Excess of
Liabilities - 91.19% (d)		240,250,080
TOTAL NET ASSETS - 100.00%		$263,448,083

Percentages are stated as a percent of net assets
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2011
(d)	All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

118	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund
Schedule of Securities Sold Short - (a)
September 30, 2011

	Shares	Fair Value

COMMON STOCKS - 75.30%

Aerospace & Defense - 0.32%
DigitalGlobe, Inc.	42,892	$833,392

Airlines - 2.55%
Delta Air Lines, Inc.	333,075	2,498,063
United Continental Holdings, Inc.	217,811	4,221,177
		6,719,240

Biotechnology - 0.81%
Onyx Pharmaceuticals, Inc.	71,042	2,131,970

Building Products - 2.30%
Lennox International, Inc.	50,262	1,295,754
Masco Corp.	220,498	1,569,946
Simpson Manufacturing Co., Inc.	72,373	1,804,259
USG Corp.	207,753	1,398,178
		6,068,137

Capital Markets - 3.24%
Greenhill & Co., Inc.	32,834	938,724
Jefferies Group, Inc.	162,174	2,012,579
Knight Capital Group, Inc. - Class A	163,531	1,988,537
Morgan Stanley	151,451	2,044,589
Stifel Financial Corp.	58,298	1,548,395
		8,532,824

Commercial Banks - 4.00%
Hancock Holding Co.	89,801	2,404,871
HDFC Bank, Ltd. - ADR	117,287	3,418,916
Iberiabank Corp.	26,129	1,229,631
International Bancshares Corp.	63,672	837,287
TCF Financial Corp.	191,656	1,755,569
Wintrust Financial Corp.	34,856	899,633
		10,545,907

Commercial Services & Supplies - 0.45%
Geo Group, Inc.	63,672	1,181,752

Communications Equipment - 0.29%
Viasat, Inc.	22,777	758,702

Construction & Engineering - 1.66%
Quanta Services, Inc.	150,786	2,833,269
The Shaw Group, Inc.	70,377	1,529,996
		4,363,265

Construction Materials - 3.25%
Eagle Materials, Inc.	36,852	613,586
Martin Marietta Materials, Inc.	59,654	3,771,326
Texas Industries, Inc.	39,351	1,249,001
Vulcan Materials Co.	106,564	2,936,904
		8,570,817

Diversified Telecommunication Services - 1.93%
CenturyLink, Inc.	101,855	3,373,438
TW Telecom, Inc.	103,876	1,716,031
		5,089,469

Electric Utilities - 0.35%
Korea Electric Power Corp. - ADR	109,916	934,286

Electronic Equipment, Instruments
& Components - 1.37%
Universal Display Corp.	75,137	3,602,068

Food Products - 0.51%
Sanderson Farms, Inc.	28,151	1,337,173

Gas Utilities - 0.50%
WGL Holdings, Inc.	33,499	1,308,806

Health Care Equipment & Supplies - 2.64%
Align Technology, Inc.	58,298	884,380
HeartWare International, Inc.	14,075	906,571
Intuitive Surgical, Inc.	10,058	3,663,928
NxStage Medical, Inc.	71,708	1,495,829
		6,950,708

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	119

Grizzly Short Fund
Schedule of Securities Sold Short - (a) (continued) September 30, 2011

	Shares	Fair Value

Health Care Technology - 1.56%
Allscripts Healthcare Solutions, Inc.	228,917	$4,125,084

Hotels, Restaurants & Leisure - 2.82%
Ctrip.com International, Ltd. - ADR	99,551	3,201,560
Gaylord Entertainment Co.	88,470	1,711,010
Home Inns & Hotels Management, Inc. - ADR	75,060	1,934,296
Orient-Express Hotels Ltd. - Class A (b)	83,761	578,789
		7,425,655

Household Durables - 5.53%
D.R. Horton, Inc.	256,684	2,320,424
Lennar Corp. - Class A	164,861	2,232,218
MDC Holdings, Inc.	119,948	2,031,919
NVR, Inc.	4,018	2,426,792
Pulte Group, Inc.	445,653	1,760,329
Sony Corp. - ADR	122,635	2,330,065
Toll Brothers, Inc.	101,189	1,460,157
		14,561,904

Independent Power Producers &
Energy Traders - 1.01%
Calpine Corp.	188,329	2,651,672

Industrial Conglomerates - 1.23%
Koninklijke Philips Electronics N.V. - NYS	180,268	3,234,008

Insurance - 5.14%
Aspen Insurance Holdings Ltd. (b)	52,284	$1,204,623
First American Financial Corp.	68,355	874,944
Markel Corp.	3,353	1,197,457
Old Republic International Corp.	271,425	2,421,111
PartnerRe, Ltd. (b)	50,262	2,627,195
Platinum Underwriters Holdings, Ltd. (b)	29,482	906,571
RenaissanceRe Holdings, Ltd. (b)	48,931	3,121,798
Validus Holdings Ltd. (b)	47,959	1,195,138
		13,548,837

Internet Software & Services - 3.51%
Digital River, Inc.	32,169	666,863
Equinix, Inc.	40,870	3,630,482
VeriSign, Inc.	124,657	3,566,437
WebMD Health Corp.	45,579	1,374,207
		9,237,989

Media - 2.21%
Lamar Advertising Co. - Class A	47,575	810,202
New York Times Co. - Class A	398,743	2,316,697
Regal Entertainment Group - Class A	229,864	2,698,603
		5,825,502

Metals & Mining - 1.25%
Ivanhoe Mines, Ltd. (b)	240,434	3,293,946

Multi-Utilities - 1.51%
Integrys Energy Group, Inc.	81,996	3,986,645

120	The Leuthold Funds - 2011 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund
Schedule of Securities Sold Short - (a) (continued)
September 30, 2011

	Shares	Fair Value

Oil, Gas & Consumable Fuels - 3.46%
EOG Resources, Inc.	28,151	$1,999,003
Inergy LP	53,615	1,341,447
InterOil Corp. (b)	48,240	2,350,253
McMoRan Exploration Co.	184,285	1,829,950
Teekay Corp. (b)	70,377	1,591,224
		9,111,877

Real Estate Investment Trusts (REITs) - 7.08%
Boston Properties, Inc.	40,204	3,582,177
Brandywine Realty Trust	260,702	2,088,223
Corporate Office Properties Trust	87,805	1,912,393
Digital Realty Trust, Inc.	54,945	3,030,766
HCP, Inc.	84,452	2,960,887
Healthcare Realty Trust, Inc.	91,132	1,535,574
Ventas, Inc.	71,708	3,542,375
		18,652,395

Semiconductors & Semiconductor Equipment - 5.13%
Cree, Inc.	127,344	3,308,397
PMC - Sierra, Inc.	412,819	2,468,658
Power Integrations, Inc.	40,870	1,251,031
Rambus, Inc.	294,944	4,129,216
Silicon Laboratories, Inc.	70,377	2,358,333
		13,515,635

Software - 3.88%
Concur Technologies, Inc.	38,874	1,446,890
Salesforce.com, Inc.	31,478	3,597,306
SuccessFactors, Inc.	169,417	3,894,897
Taleo Corp. - Class A	49,673	1,277,589
		10,216,682

Thrifts & Mortgage Finance - 0.97%
New York Community Bancorp, Inc.	215,123	2,559,964

Wireless Telecommunication Services - 2.84%
American Tower Corp. - Class A	74,907	4,029,998
Crown Castle International Corp.	85,118	3,461,749
		7,491,747

TOTAL COMMON STOCKS
(Proceeds $227,308,298)		$198,368,058

INVESTMENT COMPANIES - 17.77%
Exchange Traded Funds - 17.77%
iShares Russell 2000 Index Fund	39,721	$2,552,074
SPDR Dow Jones Industrial
Average ETF Trust	171,596	18,688,520
SPDR S&P 500 ETF Trust	225,974	25,573,478
TOTAL INVESTMENT COMPANIES
(Proceeds $48,845,468)		$46,814,072

TOTAL SECURITIES SOLD SHORT
(Proceeds $276,153,766) - 93.07%		$245,182,130

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
NYS New York Registered Shares
(a)	All securities sold short are non-income producing.
(b)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2011 Annual Report	121

The Leuthold Funds
Notes to the Financial Statements

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Leuthold Funds, Inc. (the “Company”) was incorporated on August 30, 1995, as a Maryland Corporation and is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended. The Company consists of eight series (the “Funds”): Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Leuthold Global Industries Fund, Leuthold Global Clean Technology Fund, Leuthold Hedged Equity Fund, and Grizzly Short Fund. The investment objective of the Leuthold Core Investment Fund is to seek total return consistent with prudent investment risk over the long-term. The Leuthold Core Investment Fund commenced operations on November 20, 1995.  Effective January 31, 2006, the Leuthold Core Investment Fund issued a class of Institutional Shares, which are not subject to the shareholder servicing fee of up to 0.25% that the Retail Shares are subject to, as described in the Funds’ prospectus.  The investment objective of the Leuthold Asset Allocation Fund is to seek total return consistent with prudent investment risk over the long-term. The Leuthold Asset Allocation Fund commenced operations on May 24, 2006. Effective January 31, 2007, the Leuthold Asset Allocation Fund added a class of Institutional Shares, which is not subject to the 0.25% 12b-1 fee that the Retail Shares are subject to, as discussed in the Funds’ prospectus. The Leuthold Global Fund seeks long-term capital appreciation and dividend income. The Leuthold Global Fund commenced operations on April 30, 2008, issuing a class of Institutional Shares and adding a new class of Retail Shares effective July 1, 2008, which are subject to a 0.25% 12b-1 fee that the Institutional Shares are not subject to.  The investment objective of the Leuthold Select Industries Fund is capital appreciation. The Leuthold Select Industries Fund commenced operations on June 19, 2000. The Leuthold Global Industries Fund seeks long-term capital appreciation and dividend income. The Leuthold Global Industries Fund commenced operations on May 17, 2010, issuing classes of Retail and Institutional Shares where the Fund’s Retail Shares are subject to a 0.25% 12b-1 fee to which the Institutional Shares are not subject. The Leuthold Global Clean Technology Fund seeks capital appreciation and long-term growth. The Leuthold Global Clean Technology Fund commenced operations on July 22, 2009, issuing classes of Retail and Institutional Shares where the Fund’s Retail Shares are subject to a 0.25% 12b-1 fee to which the Institutional Shares are not subject. The Leuthold Hedged Equity Fund seeks capital appreciation and income (or “total return”).The Leuthold Hedged Equity Fund commenced operations on July 22, 2009, issuing classes of Retail and Institutional Shares where the Fund’s Retail Shares are subject to a 0.25% 12b-1 fee to which the Institutional Shares are not subject. The investment objective of the Grizzly Short Fund is capital appreciation, and the Fund commenced operations on June 19, 2000. All classes of shares in a Fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees and expenses, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’s servicing or distribution arrangements.

As of the close of business on February 19, 2010, pursuant to an Agreement and Plan of Reorganization previously approved by the Funds’ Board of Directors, all of the assets, subject to the liabilities, of the Leuthold Select Equities Fund, were transferred to the Leuthold Select Industries Fund in exchange for a corresponding class of shares of the Leuthold Select Industries Fund of equal value.  The purpose of the transaction was to combine two funds with comparable investment objectives and strategies.  The exchange ratio was 0.58. The net asset value of the Leuthold Select Industries Fund shares on the close of business February 19, 2010, after the reorganization was $12.08, and a total of 731,396 shares were issued to shareholders of the Leuthold Select Equities Fund in the exchange. The exchange was a tax-free event to Leuthold Select Equities Fund shareholders. For financial reporting purposes, assets received and shares issued by the Leuthold Select Industries Fund were recorded at fair value; however the cost basis of investments received from Leuthold Select Equities Fund was carried forward to align ongoing reporting of the Leuthold Select Industries Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

122	The Leuthold Funds - 2011 Annual Report

The Leuthold Funds

The components of net assets immediately before the acquisition were as follows:

			Accumulated
		Accumulated	net realized	Net
	Capital	net investment	loss on	Unrealized	Net
	Stock	loss	investments	Appreciation	Assets
Leuthold Select Industries Fund	$48,758,704	$(195,240)	$(5,366,210)	$1,384,566	$44,581,820
Leuthold Select Equities Fund	19,346,377	(63,506)	(10,447,608)*	––	8,835,263
Total	$68,105,081	$(258,746)	$(15,813,818)	$1,384,566	$53,417,083

* Due to rules under section 381 and 382 of the internal revenue code, the combined Fund will only be able to utilize $1,641,117 of these losses and the losses will be limited to $215,625 each year over the next seven years.  The combined Fund may not utilize the remaining $8,806,491.

Assuming the acquisition of Leuthold Select Equities Fund had been completed on October 1, 2009, the combined Funds’ pro forma results in the Statement of Operations during the period ended September 30, 2010 were as follows:

Net investment income (loss)	$82,178	*
Net realized and unrealized gain (loss) on investment	(3,852,836	)**
Net increase (decrease) in net assets resulting from operations	$(3,770,658)

* $110,459 as reported in the Leuthold Select Industries Fund Statement of Operations, plus $(28,281) Leuthold Select Equities Fund pre-merger.
** $(4,203,914) as reported in the Leuthold Select Industries Fund Statement of Operations plus $351,078 Leuthold Select Equities Fund pre-merger.

Because the combined Funds have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Leuthold Select Equities Fund that have been included in the Leuthold Select Industries Fund’s Statement of Operations since February 19, 2010.

During the year ended September 30, 2011, shares of the Grizzly Short Fund were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to reduce the number of shares outstanding while maintaining the Fund’s and each shareholder’s aggregate net asset value.  A summary of the reverse stock split is as follows:

					Shares	Shares
			Net Asset	Net Asset	Outstanding	Outstanding
			Value Before	Value After	Before	After
	Date	Rate	Reverse Split	Reverse Split	Reverse Split	Reverse Split
Grizzly Short Fund	5/23/2011	1:4	$3.18	$12.72	35,124,485	8,781,121

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The Leuthold Funds

The following is a summary of significant accounting policies consistently followed by the Funds.

a)  Investment Valuation – Securities listed on a national securities exchange are valued at the last sale price on the day the valuation is made, and securities that are traded on the NASDAQ Global Market, NASDAQ Global Select Market or the NASDAQ Capital Market are valued at the Nasdaq Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities, including securities sold short, which are listed on an exchange but which are not traded on the valuation date are valued at the mean between the bid and the asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price or, if available, at prices provided by an independent pricing service. Securities sold short which are not listed on an exchange but for which market quotations are readily available are valued at the average of the current bid and asked prices. Debt securities are valued at bid prices provided by an independent pricing service that may use a matrix pricing method or other analytical pricing model. Physical metals are valued at prices provided by an independent pricing service. Other assets, including certain investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors and the Funds’ Fair Value Pricing Committee. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges is used.  Non-exchange traded options also will be valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, fair value shall be determined. The Funds may invest in foreign securities. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange.  The Funds’ policy is to value the foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If these events materially affect the value of portfolio securities, then these securities may be valued at their value as determined in good faith by the Funds’ Board of Directors. Some of the factors which may be considered by the Board of Directors and the Funds’ Fair Value Pricing Committee in determining fair value are fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition, trading in similar securities of the same issuer or comparable companies, information from broker dealers, and an evaluation of the forces that influence the market in which the securities are purchased and sold. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. Each of the Funds may invest in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals. Metals not traded on an exchange are valued at the mid-point between the closing bid and asked prices as obtained from a commonly used reputable pricing source.

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The Funds have adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the following three levels:

Level 1 -	Quoted prices in active markets for identical securities

Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 -	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2011:

Leuthold Core Investment Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$485,434,629	$10,170,129	$––	$495,604,758
Preferred Stocks	1,898,427	––	––	1,898,427
Exchange Traded Funds	45,509,282	––	––	45,509,282
Precious Metals	––	46,095,804	––	46,095,804
Corporate Bonds	––	40,224,781	––	40,224,781
Foreign Government Bonds	––	42,415,589	––	42,415,589
Money Market Funds	186,192,878	––	––	186,192,878
Total Investments in Securities	$719,035,216	$138,906,303	$––	$857,941,519

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks - Short	$121,186,003	$––	$––	$121,186,003
Exchange Traded Funds - Short	59,386,169	––	––	59,386,169
Total Securities Sold Short	$180,572,172	$––	$––	$180,572,172

The Fund did not invest in any Level 3 securities or have transfers into or out of Level 1 or Level 2 securities during the period.  The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

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The Leuthold Funds

Leuthold Asset Allocation Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$488,694,631	$9,605,431	$––	$498,300,062
Exchange Traded Funds	42,835,027	––	––	42,835,027
Precious Metals	––	45,301,366	––	45,301,366
Corporate Bonds	––	39,522,984	––	39,522,984
Foreign Government Bonds	––	41,577,087	––	41,577,087
Money Market Funds	175,214,742	––	––	175,214,742
Total Investments in Securities	$706,744,400	$136,006,868	$––	$842,751,268
Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks - Short	$117,935,760	$––	$––	$117,935,760
Exchange Traded Funds - Short	57,721,307	––	––	57,721,307
Total Securities Sold Short	$175,657,067	$––	$––	$175,657,067

The Fund did not invest in any Level 3 securities or have transfers into or out of Level 1 or Level 2 securities during the period.  The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

Leuthold Global Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$203,706,353	$973,589	$472,086	$205,152,028
Exchange Traded Funds	26,430,108	––	––	26,430,108
Precious Metals	––	20,119,309	––	20,119,309
Corporate Bonds	––	17,506,686	––	17,506,686
United States Treasury Obligations	––	5,592,385	––	5,592,385
Foreign Government Bonds	––	13,404,797	––	13,404,797
Money Market Funds	114,355,854	––	––	114,355,854
Total Investments in Securities	$344,492,315	$57,596,766	$472,086	$402,561,167

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks - Short	$20,476,917	$––	$––	$20,476,917
Exchange Traded Funds - Short	40,279,401	––	––	40,279,401
Total Securities Sold Short	$60,756,318	$––	$––	$60,756,318

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments
in Securities
at Fair Value
Balance as of September 30, 2010	$––
Accrued discounts/premiums	––
Realized gain (loss)	––
Change in unrealized appreciation (depreciation)	––
Purchases	––
Sales	––
Transfer in and/or out of Level 3	472,086
Balance as of September 30, 2011	$472,086

Change in unrealized appreciation (depreciation) during
the period for Level 3 investments held at September 30, 2011:	$––

The security transferred into Level 3 as the security is fair valued by the Board of Directors due to a halt in trading of the security on January 26, 2011.  The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

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Leuthold Select Industries Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$16,069,009	$––	$––	$16,069,009
Preferred Stocks	74,273	––	––	74,273
Money Market Funds	151,914	––	––	151,914
Total Investments in Securities	$16,295,196	$––	$––	$16,295,196

The Fund did not invest in any Level 3 securities or have transfers into or out of Level 1 or Level 2 securities during the period.  The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

Leuthold Global Industries Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$20,196,704	$89,455	$22,046	$20,308,205
Money Market Funds	1,801,941	––	––	1,801,941
Total Investments in Securities	$21,998,645	$89,455	$22,046	$22,110,146

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities at Fair Value
Balance as of September 30, 2010	$––
Accrued discounts/premiums	––
Realized gain (loss)	––
Change in unrealized appreciation (depreciation)	––
Purchases	––
Sales	––
Transfer in and/or out of Level 3	22,046
Balance as of September 30, 2011	$22,046

Change in unrealized appreciation (depreciation) during the period for Level 3 investments held at September 30, 2011:	$––

The security transferred into Level 3 as the security is fair valued by the Board of Directors due to a halt in trading of the security on January 26, 2011.  The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

Leuthold Global Clean Technology Fund
Investments at Fair Value	Level 1	Level 2		Level 3	Total
Common Stocks	$14,067,828	$––		$––	$14,067,828
Preferred Stocks	521,359	––		––	521,359
Warrants	––	0	*	––	––
Money Market Funds	657,399	––		––	657,399
Total Investments in Securities	$15,246,586	$––		$––	$15,246,586

The Fund did not invest in any Level 3 securities during the period.  The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

* Warrants valued at $0 at September 30, 2011.

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The Leuthold Funds

Leuthold Hedged Equity Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$2,690,089	$––	$––	$2,690,089
Preferred Stocks	12,299	––	––	12,299
Money Market Funds	82,622	––	––	82,622
Total Investments in Securities	$2,785,010	$––	$––	$2,785,010

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks - Short	$2,563,483	$––	$––	$2,563,483
Exchange Traded Funds - Short	559,892	––	––	559,892
Total Securities Sold Short	$3,123,375	$––	$––	$3,123,375

The Fund did not invest in any Level 3 securities or have transfers into or out of Level 1 or Level 2 securities during the period. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

Grizzly Short Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Money Market Funds	$23,198,003	$––	$––	$23,198,003
Total Investments in Securities	$23,198,003	$––	$––	$23,198,003

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks - Short	$198,368,058	$––	$––	$198,368,058
Exchange Traded Funds - Short	46,814,072	––	––	46,814,072
Total Securities Sold Short	$245,182,130	$––	$––	$245,182,130

The Fund did not invest in any Level 3 securities or have transfers into or out of Level 1 or Level 2 securities during the period. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

For further information regarding security characteristics, see the Schedules of Investments.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in Generally Accepted Accounting Principles (“GAAP”) and the International Financial Reporting Standards “IFRS”.  ASU No. 2011-04 amends FASB  Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and disclosing information about fair value measurements in accordance with GAAP and IFRS.  ASU 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of these amendments.

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b)
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes.  The Funds also designate as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares. The tax character of distributions paid during the fiscal years ended September 30, 2011 and 2010 was as follows:

Year Ended September 30, 2011
	Leuthold	Leuthold		Leuthold	Leuthold	Leuthold	Leuthold
	Core	Asset	Leuthold	Select	Global	Global Clean	Hedged	Grizzly
	Investment	Allocation	Global	Industries	Industries	Technology	Equity	Short
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Distributions paid from:

Ordinary Income	$5,131,946	$7,502,082	$11,346,023	$45,146	$236,013	$––	$––	$––
Long Term Capital Gain	––	––	6,950,662	––	––	––	––	––
Return of Capital	––	––	––	––	––	––	––	––

Total Distributions Paid	$5,131,946	$7,502,082	$18,296,685	$45,146	$236,013	$––	$––	$––

Year Ended September 30, 2010
	Leuthold	Leuthold		Leuthold	Leuthold	Leuthold	Leuthold
	Core	Asset	Leuthold	Select	Global	Global Clean	Hedged	Grizzly
	Investment	Allocation	Global	Industries	Industries	Technology	Equity	Short
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Distributions paid from:

Ordinary Income	$––	$1,762,481	$624,628	$87,441	$––	$––	$––	$––
Long Term Capital Gain	––	––	––	––	––	––	––	––
Return of Capital	5,026,003	5,857,936	––	––	––	––	––	––

Total Distributions Paid	$5,026,003	$7,620,417	$624,628	$87,441	$––	$––	$––	$––

At September 30, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Leuthold	Leuthold		Leuthold	Leuthold	Leuthold	Leuthold
	Core	Asset	Leuthold	Select	Global	Global Clean	Hedged	Grizzly
	Investment	Allocation	Global	Industries	Industries	Technology	Equity	Short
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$16,992,082	$15,526,681	$1,853,877	$––	$18,020	$––	$––	$––
Undistributed long-term gains	––	––	3,045,442	––	––	––	––	––
Distributable earnings	16,992,082	15,526,681	4,899,319	––	18,020	––	––	––
Capital loss carryover and post-October losses	(22,593,066)	(408,900,037)	––	(5,056,202)	(851,791)	(3,227,154)	(698,509)	(68,863,526)
Other accumulated gains (losses)	19,005,369	18,485,509	9,014,025	––	––	––	555,121	27,312,671
Unrealized appreciation (depreciation)	(8,354,650)	36,626,603	(14,831,958)	(1,802,240)	(2,897,781)	(4,023,957)	(371,085)	––
Total accumulated gain (loss)	$5,049,735	$(338,261,244)	$(918,614)	$(6,858,442)	$(3,731,552)	$(7,251,111)	$(514,473)	$(41,550,855)

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The Leuthold Funds

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. U.S. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.  These differences are primarily due to net operating losses, and differences from REIT adjustments and foreign currency gain and loss.

Additionally, U.S. Generally Accepted Accounting Principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2011, the following table shows the reclassifications made:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital

Leuthold Core Investment Fund	$16,890,009	$(16,517,041)	$(372,968)
Leuthold Asset Allocation Fund	13,262,425	(12,521,595)	(740,830)
Leuthold Global Fund	1,289,298	(1,289,298)	––
Leuthold Select Industries Fund	95,602	(20)	(95,582)
Leuthold Global Industries Fund	(41,625)	41,625	––
Leuthold Global Clean Technology Fund	243,064	(85,577)	(157,487)
Leuthold Hedged Equity Fund	156,768	(1,025)	(155,743)
Grizzly Short Fund	3,879,456	(73,609)	(3,805,847)

The Funds intend to utilize provisions of the federal income tax laws which allow the Funds to carry realized capital losses forward for eight years following the year of loss and offset such losses against any future realized capital gains.  At September 30, 2011, the Funds had the following capital loss carryforwards available for federal income tax purposes:

	Leuthold	Leuthold		Leuthold		Leuthold	Leuthold	Leuthold
	Core	Asset	Leuthold	Select		Global	Global Clean	Hedged	Grizzly
	Investment	Allocation	Global	Industries		Industries	Technology	Equity	Short
	Fund	Fund	Fund	Fund		Fund	Fund	Fund	Fund
Expires 09/30/17	$––	$(66,840,379)	$––	$(1,293,754	)*	$––	$––	$––	$––
Expires 09/30/18	(22,593,066)	(342,059,658)	––	(3,762,448)		––	(17,387)	(48,852)	(18,663,090)
Expires 09/30/19	––	––	––	––		(17,340)	(1,413,543)	(498,485)	(25,380,935)

*Capital loss carryforward transferred in from merger, subject to annual limitations.

The Leuthold Global Industries Fund, Leuthold Global Clean Technology Fund, Leuthold Hedged Equity Fund, and Grizzly Short Fund intend to defer and treat $834,451, $1,796,224, $151,172, and $24,819,501, respectively, of post-October losses incurred during the fiscal year ended September 30, 2011 as arising in the fiscal year ending September 30, 2012.

As of September 30, 2011, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

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The Leuthold Funds

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

c)
Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

d)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e)
Basis for Consolidation for the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, and Leuthold Global Fund –The Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, and Leuthold Global Fund may invest up to 25% of their total assets in their Subsidiary, Leuthold Core, Ltd., Leuthold Asset Allocation, Ltd., and Leuthold Global, Ltd. (the “Subsidiaries”), respectively. The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly owned and controlled by the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, and Leuthold Global Fund, respectively, and are therefore consolidated in the respective Funds’ financial statements herein.  All intercompany balances, revenues, and expenses have been eliminated in consolidation.  The Subsidiaries act as investment vehicles in order to enter into certain investments for the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, and Leuthold Global Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

f)
Short Positions – For financial statement purposes, an amount equal to the required amount of collateral to be segregated for short positions is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for their short positions, the Funds are required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. These segregated assets are valued consistent with Note 1a above. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund, Leuthold Hedged Equity Fund and Grizzly Short Fund’s receivable from broker for securities sold short is with two major security dealers.

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The Leuthold Funds

g)
Other – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized using the yield to maturity method over the life of the respective bond.  For financial reporting purposes, the Funds isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for realized gains and losses.

h)
Expenses – Expenses that directly relate to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds, such as Directors fees and expenses, insurance expense, and legal fees are allocated between the eight Funds based on the relative net asset value of the individual Funds.

i)
Counterparty risk – Counterparty risk may arise as the result of the failure of a counterparty to a securities contract to comply with the terms of the contract. Potential counterparty risk is measured by the credit worthiness of the counterparty and additional risk may arise from unanticipated events affecting the value of the underlying security.

j)
Subsequent Events – The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements. This evaluation did not result in any subsequent events that necessitated recognition or disclosure.

2.	INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and short sales, for the year ended September 30, 2011 are summarized below.

	Leuthold	Leuthold		Leuthold	Leuthold	Leuthold	Leuthold
	Core	Asset	Leuthold	Select	Global	Global Clean	Hedged
	Investment	Allocation	Global	Industries	Industries	Technology	Equity
	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Purchases	$835,546,609	$1,027,916,969	$494,689,270	$33,026,234	$57,988,106	$28,467,784	$5,645,834
Sales	1,194,316,585	1,333,310,416	413,908,290	55,624,081	41,970,156	34,875,267	5,178,617

At September 30, 2011, gross unrealized appreciation and depreciation of investments and cost of investments (excluding short positions) for tax purposes were as follows:

	Leuthold	Leuthold		Leuthold	Leuthold	Leuthold	Leuthold
	Core	Asset	Leuthold	Select	Global	Global Clean	Hedged	Grizzly
	Investment	Allocation	Global	Industries	Industries	Technology	Equity	Short
	Fund	Fund	Fund*	Fund	Fund	Fund	Fund	Fund
Tax Cost of Investments	$866,176,341	$806,006,786	$417,358,837	$18,097,427	$25,006,093	$19,270,261	$3,156,095	$23,198,003
Gross Unrealized Appreciation	$90,689,856	$91,375,132	$21,040,152	$1,470,414	$857,572	$677,095	$222,072	$2,401,700
Gross Unrealized Depreciation	(99,044,506)	(54,748,529)	(35,872,110)	(3,272,654)	(3,755,353)	(4,701,052)	(593,157)	(2,401,700)
Net unrealized appreciation (depreciation)	$(8,354,650)	$36,626,603	$(14,831,958)	$(1,802,240)	$(2,897,781)	$(4,023,957)	$(371,085)	$––

The differences between book and tax basis of unrealized appreciation (depreciation) are primarily attributable to the tax deferral of losses on wash sales.

132	The Leuthold Funds - 2011 Annual Report

The Leuthold Funds

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have entered into an Investment Advisory Agreement (“advisory agreement”) with Leuthold Weeden Capital Management (“Investment Adviser”).Pursuant to its advisory agreement with the Funds, the Investment Adviser is entitled to receive a fee, calculated daily as applied to each Fund’s daily net assets and payable monthly, at annual rates of:

Leuthold	Leuthold		Leuthold	Leuthold	Leuthold	Leuthold
Core	Asset	Leuthold	Select	Global	Global Clean	Hedged	Grizzly
Investment	Allocation	Global	Industries	Industries	Technology	Equity	Short
Fund	Fund	Fund*	Fund	Fund	Fund	Fund	Fund
0.90%	0.90%	1.10%	1.00%	1.00%	1.00%	1.25%	1.25%

* The Investment Adviser contractually decreased the Advisory fee from 1.25% to 1.10% as of May 16, 2011.

The Investment Adviser has agreed to waive its advisory fee and/or reimburse the Funds’ other expenses, including organization expenses, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends and interest on short positions, and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the following rates, based on each Fund’s average daily net assets:

Leuthold	Leuthold		Leuthold	Leuthold	Leuthold	Leuthold
Core	Asset	Leuthold	Select	Global	Global Clean	Hedged	Grizzly
Investment	Allocation	Global	Industries	Industries	Technology	Equity	Short
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
1.25%	1.50%	1.85%	1.60%	1.85%	1.85%	2.20%	2.50%

Any waiver or reimbursement is subject to later adjustments to allow the Investment Adviser to recoup amounts previously waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Amounts subject to future recoupment as of September 30, 2011 are as follows:

Leuthold Global Industries Fund		Leuthold Hedged Equity Fund
Year of Expiration	Recoverable Amount	Year of Expiration	Recoverable Amount
9/30/2013	$31,506	9/30/2012	$26,633
		9/30/2013	37,088
		9/30/2014	57,551

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. For the year ended September 30, 2011, the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Leuthold Global Industries, Leuthold Global Clean Technology Fund, Leuthold Hedged Equity Fund, and Grizzly Short Fund paid Weeden & Co., L.P., an affiliate of the Adviser, $698,977, $117,979, $87,216, $34,379, $9,237, $35,063, $3,779, and $0, respectively, for brokerage commissions.

The Leuthold Funds - 2011 Annual Report	133

The Leuthold Funds

4.	DISTRIBUTION PLAN

Each of the Leuthold Asset Allocation Fund – Retail Class, Leuthold Global Fund – Retail Class, Leuthold Global Industries Fund, Leuthold Global Clean Technology Fund – Retail Class and Leuthold Hedged Equity Fund – Retail Class has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act, whereby Rafferty Capital Markets, LLC serves as distributor. This plan allows each Fund to use up to 0.25% of its average daily net assets to pay sales, distribution, and other fees for the sale of its shares and for services provided to investors. Each Fund may pay all or a portion of this fee to any securities dealer, financial institution, or any other person who renders personal service to the Funds’ shareholders, assists in the maintenance of the Funds’ shareholder accounts, or who renders assistance in distributing or promoting the sale of shares of the Fund pursuant to a written agreement approved by the Board of Directors.  To the extent such fee is not paid to such persons, each of the Funds may use the fee for its expenses of distribution of its shares, including, but not limited to, payment by the Fund of the cost of preparing, printing, and distributing Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

5.	INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

6.	ILLIQUID SECURITIES

Each Fund may invest up to 15% of net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes securities whose disposition would be subject to legal restrictions (“restricted securities”). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay.  This could result in a Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

7.	LENDING PORTFOLIO SECURITIES

The Funds may lend portfolio securities constituting up to 30% of total assets to unaffiliated broker dealers, banks, or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned.  The Funds did not lend any portfolio securities during the reporting period, and will not enter into any securities lending arrangements in the future without the prior approval of the Board of Directors.

134	The Leuthold Funds - 2011 Annual Report

REPORT  OF  INDEPENDENT  REGISTERED  PUBLIC  ACCOUNTING FIRM

To the Shareholders and Board of Directors
Leuthold Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and securities sold short (as applicable), of Leuthold Funds, Inc. (consisting of Leuthold Core Investment Fund (consolidated), Leuthold Asset Allocation Fund (consolidated), Leuthold Global Fund (consolidated), Leuthold Select Industries Fund, Leuthold Global Industries Fund, Leuthold Global Clean Technology Fund, Leuthold Hedged Equity Fund, and  Grizzly Short Fund) (the “Funds”) as of September 30, 2011, and the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’management.Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’  internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned and securities sold short (as applicable) as of September 30, 2011, by correspondence with the custodian and brokers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Leuthold Funds, Inc. at September 30, 2011, the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
November 18, 2011

The Leuthold Funds - 2011 Annual Report	135

ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS (Unaudited)

The percentage of dividend income distributed for the year ended September 30, 2011, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows: Leuthold Core Investment Fund 52.65%, Leuthold Asset Allocation Fund 67.21%, Leuthold Global Fund 59.62%, Leuthold Select Industries Fund 100.00%, and Leuthold Global Industries Fund 65.25%.

The percentage of dividend income distributed for the year ended September 30, 2011, designated as qualified dividends received deduction available to corporate shareholders, is as follows: Leuthold Core Investment Fund 31.90%, Leuthold Asset Allocation Fund 48.18%, Leuthold Global Fund 32.60%, Leuthold Select Industries Fund 100.00%, and Leuthold Global Industries Fund 35.10%.

The Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund, Leuthold Select Industries Fund, and Leuthold Global Industries Fund designated 1.11%, 0.27%, 1.00%, 0.05%, and 0.01%, respectively, of their ordinary distributions paid as qualified interest related dividends under the Internal Revenue Code Section 871(k)(1)(C) for the year ended September 30, 2011. The Leuthold Global Fund and Leuthold Global Industries Fund designated 71.41% and 32.39%, respectively, of their ordinary distributions paid as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended September 30, 2011.

For the year ended September 30, 2011, the Leuthold Global Industries Fund earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Foreign Source	Taxes
	Income Earned	Paid
Australia	$2,136	$320
Belgium	9,619	1,443
Bermuda	13,250	—
Brazil	18,923	1,724
Canada	5,730	860
China	12,087	1,212
Denmark	7,637	1,146
Finland	8,049	1,207
France	25,478	3,574
Germany	88,283	13,243
Hong Kong	62,796	991
Indonesia	7,845	1,354
Israel	9,170	1,873
Japan	83,603	5,857
Malaysia	5,222	—

136	The Leuthold Funds - 2011 Annual Report

SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS (Unaudited) (continued)

	Foreign Source	Taxes
	Income Earned	Paid
Marshall Islands	2,956	—
Mexico	8,675	—
Netherlands	15,329	2,299
Norway	15,262	2,296
Poland	5,480	822
Portugal	2,731	410
Republic of Korea	8,130	1,341
Singapore	17,101	—
South Africa	3,270	—
Spain	6,976	1,047
Sweden	20,933	3,140
Taiwan	54,671	17,151
Thailand	9,656	746
Turkey	35,762	4,842
United Kingdom	21,719	2,220
United States	119,114	—

	$707,593	$71,118

The Leuthold Funds - 2011 Annual Report	137

The Leuthold Funds

ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS (UNAUDITED)

Independent Directors

				# of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name, Year of Birth,	Held with	and Length of	Principal Occupation(s)	Overseen By	Held by
and Address	the Company	Time Served	During Past Five Years	Director	Director
Lawrence L. Horsch (1934)	Chairman	Indefinite Term,	Chairman, Eagle Management &	8	None
c/o Leuthold Weeden	and Director	Director since	Financial Corp., a management
Capital Management		1995	consulting firm
33 South Sixth Street
Suite 4600
Minneapolis, MN 55402

Paul M. Kelnberger (1943)	Director and	Indefinite Term,	Consultant to Johnson,	8	None
c/o Leuthold Weeden	Chair of	Director since	West & Co., PLC
Capital Management	Audit	1995
33 South Sixth Street	Committee
Suite 4600
Minneapolis, MN 55402

Addison L. Piper (1946)	Director and	Indefinite Term,	Retired Chairman and Chief	8	Piper Jaffray
c/o Leuthold Weeden	Chair of	Director since	Executive Officer of Piper Jaffray		Companies
Capital Management	Nominating	2009	Companies, Served as Vice Chairman		and
33 South Sixth Street	Committee		of Piper Jaffray Companies from		Renaissance
Suite 4600			2003 to 2006.		Learning, Inc.
Minneapolis, MN 55402

Interested Directors (and Officers)

Steven C. Leuthold (1937)	Director	Indefinite Term,	Managing member of Leuthold	8	None
33 South Sixth Street		Director since 1995	Weeden Capital Management
Suite 4600			(the “Adviser”). Prior to October 2011,
Minneapolis, MN 55402			served as Chief Investment Officer
			of the Adviser.

John C. Mueller (1968)	Director	Indefinite Term,	Co-Chief Executive Officer	8	None
33 South Sixth Street		Director since 2009	of The Leuthold Group since 2005.
Suite 4600			Involved in Sales and Marketing for
Minneapolis, MN 55402	President	One year term,	The Leuthold Group since 2001.
		President since 2011

138	The Leuthold Funds - 2011 Annual Report

The Leuthold Funds

# of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name, Year of Birth,	Held with	and Length of	Principal Occupation	Overseen By	Held by
and Address	the Company	Time Served	During Past Five Years	Director	Director
Edward C. Favreau (1952) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Vice President	One Year Term, Vice President since 1999	Manager of Marketing and Sales of the Adviser since 1999. Prior to joining the Adviser, he was Vice President and Sales Manager of U.S. Bancorp Investments, Inc.	N/A	N/A

Roger A. Peters (1960) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Vice President and Chief Compliance Officer and Anti-Money Laundering Officer	One Year Term, Chief Compliance Officer since 2006 and Vice President since 2007 and Anti-Money Laundering Officer since 2011	Chief Compliance Officer of the Adviser since 2005. Prior to joining the Adviser, he was Vice President, Commercial Product Management of U.S. Bank from 2003-2005.	N/A	N/A

Holly J. Weiss (1968) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Secretary and Treasurer	One Year Term, Secretary and Treasurer since 2009
Chief Financial Officer of the Adviser since 2011 and Controller of the Adviser from 2008 to 2011. Prior to joining the Adviser, she was Controller of Churchill Capital Mezzanine Finance from 2001-2008.
				N/A	N/A

Glenn R. Larson (1965) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Assistant Secretary	One Year Term, Assistant Secretary since 2006	Compliance Officer of the Adviser since 2005. Prior to joining the Adviser, he was a Compliance Representative of U.S. Bancorp Investment Services, Inc. from 2003 until 2005.	N/A	N/A

The Statement of Additional Information includes additional information about the Funds’ Directors and is available free of charge upon request by calling the Funds toll free at (800) 273-6886.

Information regarding the method the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 273-6886 or by accessing the Funds’ website at www.leutholdfunds.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling toll-free at (800) 273-6886 or on the SEC’s website at www.sec.gov.

The Leuthold Funds - 2011 Annual Report	139

The Leuthold Funds

Investment Adviser:
Leuthold Weeden Capital
Management, Minnesota

Administrator, Transfer Agent,
Dividend Paying Agent,
Shareholder Servicing Agent:
U.S. Bancorp Fund Services, LLC, Wisconsin

Custodian:
U.S. Bank, N.A., Wisconsin

Counsel:
Foley & Lardner, LLP, Wisconsin

Independent Registered
Public Accounting Firm:
Ernst &Young LLP,  Minnesota

The Funds are required to file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-273-6886. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Paul Kelnberger is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  No “other services” were provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2011	FYE 9/30/2010
Audit Fees	$229,100	$237,370
Audit-Related Fees	$0	$ 0
Tax Fees	$20,880	$ 25,000
All Other Fees	$0	$ 0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2011	FYE 9/30/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2011	FYE 9/30/2010
Registrant	$ 0	$ 0
Registrant’s Investment Adviser	$ 0	$ 0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to previous Form N-CSR filing, filed December 8, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Leuthold Funds, Inc.

By (Signature and Title)*/s/ John Mueller
                                                  John Mueller,  President

Date                11/22/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*/s/ John Mueller
                                                  John Mueller,  President

Date                11/22/11

By (Signature and Title)* /s/ Holly Weiss
                                                   Holly Weiss, Treasurer

Date                11/22/11

* Print the name and title of each signing officer under his or her signature.